JANUARY 31, 2001

SEMIANNUAL REPORT



INVESCO Stock Funds, Inc.

BLUE CHIP GROWTH FUND

DYNAMICS FUND

GROWTH & INCOME FUND

INVESCO ENDEAVOR FUND

S&P 500 INDEX FUND

SMALL COMPANY GROWTH FUND

VALUE EQUITY FUND





"AT INVESCO FUNDS, WE BELIEVE IN DOING WHAT WE'VE ALWAYS DONE - WHICH IS TO FOCUS ON FINDING COMPANIES THAT CAN DELIVER STRONG EARNINGS GROWTH...IF ANYTHING, LAST YEAR'S MARKET PULLBACK CREATED OPPORTUNITIES FOR US TO BUY SOME OF OUR FAVORITE COMPANIES AT ATTRACTIVE PRICES THAT LEAVE ROOM FOR FURTHER APPRECIATION."
SEE PAGE 21

[INVESCO ICON] INVESCO FUNDS(R)

A Member of the AMVESCAP Group

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

FOLLOWING OUR COMPASS THROUGH PERIODS OF VOLATILITY

FELLOW SHAREHOLDER:

There is no question that the past six months was a challenging period for investors. The Nasdaq Composite Index suffered an historic decline, dropping more than 50% from its peak by December 2000. The S&P 500 Index lost 15% over the same period. While the market regained some ground in January, it continued to experience heightened day-to-day volatility.

While such periods of turbulence can take investors by surprise, they also serve as a reminder that market fluctuations -- and temporary corrections -- are a natural part of investing. Since 1900, the stock market has corrected by at least 10% 52 times -- on average, once every two years. Yet historically the market has continued to move in an upward direction.

At INVESCO Funds, we recognize that periods of market volatility may affect the short-term performance of our funds, sometimes dramatically. Our compass during these difficult periods is our disciplined, bottom-up investment strategy. Simply put, we concentrate on investing in the best companies we can find. We conduct rigorous hands-on research into companies before we buy them, and keep a close eye on them after we invest. And we will typically stay invested in these companies despite short-term fluctuations in their share prices, as long as they continue to earn our confidence. While the value of these stocks, and our funds, may vary on a day-to-day or even year-to-year basis, we believe this process will create superior results for investors over time.

We believe this same long-term approach can also work for individual investors. Whether your goal is saving for retirement or funding your child's college education, it will likely be best served by a long-term, buy-and-hold strategy in a portfolio appropriate for your objectives. Remember, by trying to time market changes, you may miss out on some big one-day rallies which can add up to sizable long-term gains. According to a University of Michigan study, investors missing just 20 of the market's best-performing days between 1983 and 1992 would have cut their returns in half. By staying invested and maintaining a well-diversified portfolio, investors can weather periods of volatility, while positioning themselves to capitalize on the market's long-term upward potential.

At INVESCO Funds, we've been successfully managing money for more than 65 years, through both bull and bear markets. As your investment partner, we're committed to putting our specialized and proven expertise to work, helping you reach your long-term investment goals. We thank you for your continued confidence.

Sincerely,



/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"WHILE WE HAVE SEEN MANY OF OUR FAVORITE STOCKS BUFFETED BY SHORT-TERM MARKET SWINGS, THEY CONTINUE OT PROJECT VERY POSITIVE EARNINGS GROWTH AND GUIDANCE, AND HAVE MAINTAINED POWERFUL COMPETITIVE FOOTPRINTS WITHIN DYNAMIC GROWTH INDUSTRIES."
-- PAGE 13

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...................................1

FUND REPORTS...............................................3

AN INTERVIEW WITH TIM MILLER..............................20

MARKET HEADLINES..........................................22

INVESTMENT HOLDINGS.......................................23

FINANCIAL STATEMENTS......................................59

NOTES TO FINANCIAL STATEMENTS.............................82

FINANCIAL HIGHLIGHTS......................................88

                                                  INVESCO STOCK FUNDS, INC.
                                                        TOTAL RETURN
                                                    PERIODS ENDED 1/31/01+

                                                                                                           Manager's
                                                    Cumulative                             10 years* or     Report
Fund (Inception)                                     6 months      1 year     5 years*    Since Inception**  Page #
--------------------------------------------------------------------------------------------------------------------
  BLUE CHIP GROWTH FUND - INVESTOR CLASS (11/35)     (19.09%)     (13.37%)     20.18%         17.00%          3
--------------------------------------------------------------------------------------------------------------------
  BLUE CHIP GROWTH FUND - CLASS C (2/00)             (19.30%)       N/A         N/A          (17.54%)**       3
--------------------------------------------------------------------------------------------------------------------
  BLUE CHIP GROWTH FUND - CLASS K (12/00)              N/A          N/A         N/A            5.36%**        3
--------------------------------------------------------------------------------------------------------------------
  DYNAMICS FUND - INVESTOR CLASS (9/67)              (11.43%)      (2.85%)     23.47%         22.91%          6
--------------------------------------------------------------------------------------------------------------------
  DYNAMICS FUND - INSTITUTIONAL CLASS (5/00)         (11.36%)       N/A         N/A            1.71%**        6
--------------------------------------------------------------------------------------------------------------------
  DYNAMICS FUND - CLASS C (2/00)                     (11.86%)       N/A         N/A          (13.33%)**       6
--------------------------------------------------------------------------------------------------------------------
  DYNAMICS FUND - CLASS K (12/00)                      N/A          N/A         N/A            9.20%**        6
--------------------------------------------------------------------------------------------------------------------
  GROWTH & INCOME FUND - INVESTOR CLASS (7/98)       (11.74%)      (5.77%)      N/A           27.29%**        9
--------------------------------------------------------------------------------------------------------------------
  GROWTH & INCOME FUND - CLASS C (2/00)              (12.10%)       N/A         N/A           (8.82%)**       9
--------------------------------------------------------------------------------------------------------------------
  GROWTH & INCOME FUND - CLASS K (12/00)               N/A          N/A         N/A            4.34%**        9
--------------------------------------------------------------------------------------------------------------------
  INVESCO ENDEAVOR FUND - INVESTOR CLASS (10/98)     (23.45%)     (20.23%)      N/A           35.28%**       11
--------------------------------------------------------------------------------------------------------------------
  INVESCO ENDEAVOR FUND - CLASS C (2/00)             (23.75%)       N/A         N/A          (28.10%)**      11
--------------------------------------------------------------------------------------------------------------------
  INVESCO ENDEAVOR FUND - CLASS K (12/00)              N/A          N/A         N/A            4.62%**       11
--------------------------------------------------------------------------------------------------------------------
  S&P 500 INDEX FUND - INVESTOR CLASS (12/97)         (4.52%)      (1.92%)      N/A           14.34%**       14
--------------------------------------------------------------------------------------------------------------------
  S&P 500 INDEX FUND - INSTITUTIONAL CLASS (12/97)    (4.37%)      (1.74%)      N/A           14.18%**       14
--------------------------------------------------------------------------------------------------------------------
  SMALL COMPANY GROWTH FUND - INVESTOR CLASS (12/91) (10.81%)      (7.25%)     20.49%         19.19%**       15
--------------------------------------------------------------------------------------------------------------------
  SMALL COMPANY GROWTH FUND - CLASS C (2/00)         (11.23%)       N/A         N/A          (21.14%)**      15
--------------------------------------------------------------------------------------------------------------------
  VALUE EQUITY FUND - INVESTOR CLASS (5/86)            3.91%        2.38%      10.80%         13.02%         18
--------------------------------------------------------------------------------------------------------------------
  VALUE EQUITY FUND - CLASS C (2/00)                   3.76%        N/A         N/A            5.33%**       18
--------------------------------------------------------------------------------------------------------------------

+ PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.
*  AVERAGE ANNUALIZED
** FOR FUNDS INTRODUCED MORE RECENTLY

BLUE CHIP GROWTH FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past six months have been challenging for growth investors, as many high-quality stocks in the technology and telecommunications sectors were pressured by concerns that demand may not keep pace with earlier expectations. These fears were aggravated when a number of high-profile companies reported earnings shortfalls. The result was a correction in valuations that cast a shadow over the entire technology and telecommunications equipment sectors, hindering the fund's performance.

For the six-month period ended January 31, 2001, the value of Blue Chip Growth Fund-Investor Class shares declined 19.09%. This compares to the return of the S&P 500 Index, which fell 3.98% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2)

--------------------------------------------------------------------------------
                             BLUE CHIP GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 1/31/01
--------------------------------------------------------------------------------

AOL Time Warner...........................................................7.72%

Corning Inc...............................................................7.14%

Palm Inc..................................................................4.81%

VeriSign Inc..............................................................4.11%

Citigroup Inc.............................................................4.00%

eBay Inc..................................................................4.00%

Pfizer Inc................................................................3.88%

Maxim Integrated Products.................................................3.43%

EMC Corp..................................................................3.35%

SDL Inc...................................................................3.25%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

MARKET ROTATION HITS TECHNOLOGY STOCKS

During this difficult period, the fund's performance was hindered by our strategy of maintaining a concentrated portfolio focused on high-growth names. The fund's technology shares were hit particularly hard, especially in the fourth quarter when investors punished even companies that met their earnings targets but failed to raise 2001 projections. For example, handheld computing device maker Palm Inc, one of our top-performing holdings during the first half of the period, sold off sharply in December. While the company's quarterly results beat estimates, they did not meet a "whisper" number that had shaped market expectations. The company also failed to upgrade its earnings projections for 2001.

CAPITALIZING ON THE JANUARY REBOUND

The market sell-off appeared overdone in many cases, even affecting companies that continued to report healthy fundamentals and solid earnings growth. Consequently, we used the correction to selectively add to our favorite positions, buying at attractive valuations that leave ample room for price appreciation. This strategy paid off in January, as many of the growth stocks we favor rebounded strongly in the wake of the Federal Reserve's interest rate cuts. For example, our largest holding, AOL Time Warner, shook off December weakness to soar in January following completion of America Online's long-awaited merger with media giant Time Warner. We remain optimistic about the prospects of the combined company, which will benefit from powerful synergies in content, distribution and marketing.

Also rebounding in January were a number of our optical networking stocks that sold off severely last fall after industry leader Nortel Networks announced an unexpected weakening in its optical networking business. This misstep did not change our positive view on the optical networking industry, however, and we used the correction as a buying opportunity that positioned us for the January resurgence. Going forward, we believe Internet use and data traffic will continue to grow, fueling tremendous demand for optical networking components that enhance the capacity and efficiency of data networks.

HEALTH CARE AND FINANCIAL SERVICES SHARES ADVANCE

Although the fund declined for the period, a number of our health care and financial services holdings contributed positively to our results. Especially in the fourth quarter, investors rewarded the earnings visibility offered by pharmaceutical companies, resulting in strong performance by these stocks. One of our largest health care holdings, King Pharmaceuticals, gained support from the FDA's approval of its hypertension drug, Altace, which prevents strokes and heart attacks. Meanwhile, the trend toward easing interest rates worked in favor of financial services stocks such as international powerhouse Citigroup Inc -- which has strong footholds in both lending and fee-based businesses.

LINE GRAPH: INVESCO BLUE CHIP GROWTH FUND - INVESTOR CLASS
            GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/01.

         INVESCO Blue Chip Growth Fund -
         Investor Class                         S&P 500 Index(2)

1/91     $10,000                                $10,000
1/92     $13,311                                $12,265
1/93     $14,054                                $13,560
1/94     $16,493                                $15,303
1/95     $14,414                                $15,382
1/96     $19,180                                $21,323
1/97     $24,323                                $26,937
1/98     $29,516                                $34,183
1/99     $43,183                                $45,296
1/00     $55,495                                $49,980
1/01     $48,078                                $49,530

LINE GRAPH: INVESCO BLUE CHIP GROWTH FUND - CLASS C
            GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the eleven month period ended 1/31/01.

         INVESCO Blue Chip Growth Fund -
         Class C                                S&P 500 Index(2)

2/00     $10,000                               $10,000
1/01     $8,246                                $10,101


(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

FUND MANAGEMENT

[PHOTOGRAPH OF TRENT E. MAY OMITTED]

TRENT E. MAY, CFA
BLUE CHIP GROWTH FUND

SENIOR VICE PRESIDENT TRENT MAY IS LEAD MANAGER OF BLUE CHIP GROWTH FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

[PHOTOGRAPH OF DOUGLAS J. MCELDOWNEY OMITTED]

DOUGLAS J. MCELDOWNEY, CFA, CPA
BLUE CHIP GROWTH FUND

DOUGLAS MCELDOWNEY IS A VICE PRESIDENT AT INVESCO FUNDS GROUP AND CO-MANAGER OF BLUE CHIP GROWTH FUND. DOUG RECEIVED HIS BA FROM THE UNIVERSITY OF KENTUCKY AND HIS MBA FROM ROLLINS COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1984 AND HAS CO-MANAGED THIS FUND SINCE APRIL 1999. HE IS A CHARTERED FINANCIAL ANALYST AND CERTIFIED PUBLIC ACCOUNTANT.

BLUE CHIP GROWTH FUND

"THE MARKET SELL-OFF APPEARED OVERDONE IN MANY CASES, EVEN AFFECTING COMPANIES THAT CONTINUED TO REPORT HEALTHY FUNDAMENTALS AND SOLID EARNINGS GROWTH"

While we were pleased with the contribution of our health sciences and financial services shares, we also recognized that recent gains left many of these stocks trading at extended valuations. Consequently, we chose to take some money off the table, redeploying it to attractively valued technology shares. In particular, we took advantage of the weakness in communications services stocks to add to our exposure, focusing on next-generation providers expected to benefit from lower interest rates and an improved funding environment.

Looking ahead, we remain confident that the companies we've invested in are well positioned to benefit from powerful growth trends that we expect to remain in place for a long time to come. We continue to focus on high-quality, large-cap companies that enjoy dominant positions in dynamic growth industries. We believe that by staying with the stocks that gain our confidence -- even through periods of short-term volatility -- we can reward investors with strong long-term performance.

PIE CHART:  BLUE CHIP GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/01

[PIE CHART]

% OF TOTAL NET ASSETS

Electronics - Semiconductors...................12.79%

Computers - Networking.........................10.54%

Computers - Peripherals.........................8.16%

Entertainment...................................7.72%

Manufacturing - Diversified.....................7.14%

Financial - Diversified.........................6.26%

Services - Computer Systems.....................6.21%

Computer Software & Services....................5.58%

Telecommunications - Long Distance..............5.56%

Health Care Drugs - Pharmaceuticals.............4.98%

Other Industries...............................25.74%

Net Cash & Cash Equivalents....................(0.68%)

LINE GRAPH: INVESCO BLUE CHIP GROWTH FUND - CLASS K
            GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Blue Chip Growth Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the one month period ended 1/31/01.

      INVESCO Blue Chip Growth Fund -
      Class K                          S&P 500 Index(2)

12/00 $10,000                          $10,000
1/01  $10,536                          $10,405

DYNAMICS FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

This was a challenging period for the fund, as uncertainty over interest rates and corporate earnings kept equity markets volatile. Over the past six months, market sentiment shifted from concerns about inflation to fears the economy was headed for a hard landing after a lengthy series of interest rate hikes. Mounting economic data suggesting the Federal Reserve had gone too far in cooling the booming economy sent both the Nasdaq Composite Index and S&P 500 Index to record lows by year-end, with technology issues pacing the declines.

Meanwhile, higher fuel prices, presidential election uncertainty, and a disappointing holiday season thickened the cloud over equity markets. In December, the central bank abandoned its inflation-fighting stance, paving the way for two interest rate cuts early in 2001.

For the six-month period ended January 31, 2001, the value of Dynamics Fund-Investor Class shares declined by 11.43%, underperforming the S&P MidCap 400 Index, which rose 8.52%. (Of course, past performance is not a guarantee of future results.)(3),(4)

GROWTH VS. DEFENSIVE STOCKS

Although the fund's performance suffered relative to its benchmark, it performed in-line with the Russell Midcap Growth Index,(4) reflecting the fund's emphasis on faster-growing companies. During the second half of 2000, a slew of negative economic data combined with corporate profit woes dampened investor enthusiasm for growth stocks, driving demand for defensive investments in health care, utilities and energy.

On the downside, disappointments in the portfolio landed squarely in the technology sector. The fund's large exposure to communications equipment makers proved especially damaging, as concerns over a slowdown in spending by carriers and financing problems for start-ups decimated valuations, sending shock waves through the entire sector.

Despite the broad technology sell-off, not all of the fund's technology holdings hindered performance. In particular, one standout for the period was CIENA Corp, which makes both hardware and software for optical networks. In addition, the fund's exposure to technology was a positive in January as investors rotated out of defensive issues and into beaten-down technology shares in the wake of the Fed's interest rate cuts.

--------------------------------------------------------------------------------
                                 DYNAMICS FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 1/31/01
--------------------------------------------------------------------------------

Forest Laboratories.......................................................2.06%

TranSwitch Corp...........................................................1.39%

BEA Systems...............................................................1.31%

Harrah's Entertainment....................................................1.30%

CIENA Corp................................................................1.26%

Time Warner Telecom Class A Shrs..........................................1.24%

Brocade Communications Systems............................................1.21%

ALZA Corp.................................................................1.16%

SDL Inc...................................................................1.14%

McLeodUSA Inc Class A Shrs................................................1.12%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

DIVERSIFICATION PROPS UP PERFORMANCE

Throughout the period, we adhered to our long-term strategy of investing in leading growth companies with solid earnings potential. At the same time, we maintained diversification, seeking out growth trends across the economy -- not simply in the technology and communications sectors.

For example, our energy holdings gained support from growing recognition that dwindling oil and natural gas inventories foretell a new age of exploration and increased production. We also found opportunities with leading pharmaceutical manufacturers, as well as with generic drug makers poised to benefit from expiring patents on a number of high-profile compounds. One contributor was Forest Laboratories, which continues to report robust earnings supported by its blockbuster antidepressant drug, Celexa.

Another strong contributor was Harrah's Entertainment, a gaming powerhouse that owns casinos in Las Vegas and Atlantic City. Harrah's is using technology to enhance its business and cross-sell products, while working to contain costs and increase profits at existing properties.

Financial services stocks also were top performers, fueled by a tame inflation outlook. One standout in the portfolio was John Hancock Financial Services, which emerged as a solid growth story after going public last year and performing well in the aftermarket.

FUTURE MONETARY POLICY MAY AID RECOVERY

Looking ahead, we see a favorable environment for continued improvement in market trends. In addition to an accommodating monetary policy, an anticipated tax cut should minimize the length of the economic slowdown and set the stage for recovery in the second half of the year, a scenario that bodes well for the market in general and for the growth companies we favor.

LINE GRAPH: INVESCO DYNAMICS FUND - INVESTOR CLASS
            GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/01.

         INVESCO Dynamics Fund -
         Investor Class                   S&P Midcap 400 Index(4)

1/91     $10,000                          $10,000
1/92     $15,457                          $14,157
1/93     $17,028                          $15,762
1/94     $20,762                          $18,154
1/95     $19,650                          $17,284
1/96     $27,421                          $22,723
1/97     $32,113                          $27,702
1/98     $38,494                          $34,639
1/99     $50,768                          $40,423
1/00     $80,986                          $46,895
1/01     $78,675                          $57,962


LINE GRAPH: INVESCO DYNAMICS FUND - CLASS C
            GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class C to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the eleven month period ended 1/31/01.

         INVESCO Dynamics Fund -
         Class C                          S&P MidCap 400 Index(4)

2/00     $10,000                          $10,000
1/01     $8,667                           $11,552


FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA
DYNAMICS FUND

CHIEF INVESTMENT OFFICER TIM MILLER IS LEAD MANAGER OF DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA
DYNAMICS FUND

VICE PRESIDENT TOM WALD CO-MANAGES DYNAMICS FUND. TOM BEGAN HIS INVESTMENT CAREER IN 1988. PRIOR TO JOINING INVESCO FUNDS GROUP, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT IN BIRMINGHAM, MICHIGAN. TOM HOLDS AN MBA FROM THE WHARTON SCHOOL, UNIVERSITY OF PENNSYLVANIA, AND A BA FROM TULANE UNIVERSITY. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

DYNAMICS FUND

PIE CHART:  DYNAMICS FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/01

[PIE CHART]

% OF TOTAL NET ASSETS

Computer Software & Services........................12.22%

Electronics - Semiconductor.........................10.11%

Health Care Drugs - Pharmaceuticals..................7.00%

Telephone............................................4.36%

Communications - Equipment & Manufacturing...........4.28%

Biotechnology - Health Care..........................4.07%

Investment Banker/Broker Firm........................4.03%

Computers - Networking...............................3.93%

Oil & Gas - Drilling & Equipment.....................3.81%

Services - Advertising & Marketing...................3.51%

Other Industries....................................36.08%

Net Cash & Cash Equivalents..........................6.60%


LINE GRAPH: INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS
            GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the eight month period ended 1/31/01.

         INVESCO Dynamics Fund -
         Institutional Class              S&P MidCap 400 Index(4)

5/00     $10,000                          $10,000
1/01     $10,171                          $11,185


LINE GRAPH: INVESCO DYNAMICS FUND - CLASS K
            GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class K to the value of a $10,000 investment in the S&P MidCap 400 Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the one month period ended 1/31/01.

         INVESCO Dynamics Fund -
         Class K                          S&P MidCap 400 Index(4)

12/00    $10,000                          $10,000
1/01     $10,920                          $11,005

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF THE STOCKS OF 400 MEDIUM-SIZED COMPANIES, THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX, AND THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

GROWTH & INCOME FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Over the past several months, investor sentiment has shifted from recognition that economic growth was finally moderating to more serious concerns that it was slowing more severely than the Federal Reserve had bargained for. Concerns about recession, stalled corporate profits, and flagging consumer sentiment sank major market averages, dragging down equity performance across the board. Markets rebounded in January after the Fed announced two consecutive interest rate cuts that fueled resurgence in technology and consumer cyclical issues, accompanied by a rotation out of defensive stocks.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - INVESTOR CLASS
            GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (7/98) through 1/31/01.

        INVESCO Growth & Income Fund -
        Investor Class                   S&P 500 Index(6)

7/98    $10,000                          $10,000
1/99    $15,191                          $11,381
1/00    $19,821                          $12,558
1/01    $18,678                          $12,445

Although most growth stocks underperformed during the six-month period, defensive issues posted strong gains, including those in health care, energy and utilities. And, while our holdings in these sectors drove performance earlier in the period, they detracted from returns in January as investors moved out of defensive shares.

For the six-month period ended January 31, 2001, the value of Growth & Income Fund-Investor Class shares declined 11.74%, consistent with the sell-off in the Nasdaq Composite Index which fell 26.39%. This compares to a 3.98% loss in the S&P 500 Index. (Of course, past performance is not a guarantee of future results.)(5),(6)

POSITIONING FOR GROWTH

Despite an uncertain near-term outlook, our goal remains maximizing gains over the long haul by investing in the economy's strongest growth sectors. For this reason, we continue to emphasize stocks in the technology, telecommunications equipment, and health care sectors, as well as select financial services companies.

In addition, we have made a few additions and subtractions to core positions to take advantage of sectors that have historically outperformed in a declining interest rate environment. For example, we recently broadened our investments in technology, focusing on the themes of e-commerce infrastructure and Internet security. As an infrastructure play, we added computer storage leader EMC Corp on the basis of strong global demand for its products.

We also added a position in natural gas leader El Paso Energy, which sustained a significant advance over the last six months on the strength of rising natural gas prices. We expect El Paso Energy and our other energy holdings to benefit from the dynamics of strong demand and tight supply, which continue to support higher prices and increased investment in natural gas drilling.

DECLINING INTEREST RATES

In response to last year's record volatility, utilities outperformed as a safe-haven play. With interest rates expected to fall further, we anticipate this group will underperform this year, and we have subsequently moved out of the sector. We also reduced our exposure to financial services and health care, other areas that posted strong gains in 2000.

Taking into account the market sell-off that began last August, stocks have already discounted the economic slowdown dominating today's headlines. And, while we believe the United States is headed for several quarters of soft economic growth, we expect corporate profits to improve in the third and fourth quarters.

At the same time, the inflation picture remains positive, and we have greeted the central bank's rate cut with optimism. Indeed, without exception in recent history, a discount rate cut has signaled a quick and substantial market advance followed by a sustained rally. It is worth noting that recent analysis by Credit Suisse First Boston has suggested that the best-performing stocks following a Fed easing have traditionally been in technology, telecommunication, financial services and leisure -- growth sectors in which we specialize.

--------------------------------------------------------------------------------
                             GROWTH & INCOME FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 1/31/01
--------------------------------------------------------------------------------

El Paso Energy............................................................5.47%

General Electric .........................................................4.27%

Citigroup Inc.............................................................4.18%

Gemstar-TV Guide International............................................3.09%

EMC Corp..................................................................2.98%

Cisco Systems.............................................................2.81%

Tyco International Ltd....................................................2.56%

American International Group..............................................2.53%

Corning Inc...............................................................2.49%

Check Point Software Technologies Ltd.....................................2.44%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS C
            GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the eleven month period ended 1/31/01.

        INVESCO Growth & Income Fund -
        Class C                          S&P 500 Index(6)

2/00    $10,000                          $10,000
1/01    $9,118                           $10,101

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS K
            GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the one month period ended 1/31/01.

        INVESCO Growth & Income Fund -
        Class K                          S&P 500 Index(6)

12/00   $10,000                          $10,000
1/01    $10,434                          $10,405

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET, AND THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

PIE CHART:  GROWTH & INCOME FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/01

[PIE CHART]

% OF TOTAL NET ASSETS

Computer Software & Services...................9.57%

Health Care Drugs - Pharmaceuticals............9.24%

Natural Gas....................................8.59%

Computers - Networking.........................6.79%

Communications - Equipment & Manufacturing.....6.60%

Electrical Equipment...........................6.38%

Electronics - Semiconductors...................6.26%

Entertainment..................................5.83%

Financial - Diversified........................5.16%

Manufacturing - Diversified....................5.05%

Other Industries..............................30.77%

Net Cash & Cash Equivalents...................(0.24%)

FUND MANAGEMENT

[PHOTOGRAPH OF FRITZ MEYER OMITTED]

FRITZ MEYER
GROWTH & INCOME FUND

VICE PRESIDENT FRITZ MEYER IS LEAD MANAGER OF GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

[PHOTOGRAPH OF TRENT E. MAY OMITTED]

TRENT E. MAY, CFA
GROWTH & INCOME FUND

SENIOR VICE PRESIDENT TRENT E. MAY IS CO-MANAGER OF GROWTH & INCOME FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

INVESCO ENDEAVOR FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the six-month period ended January 31, 2001, the value of INVESCO Endeavor Fund-Investor Class shares declined 23.45%. The S&P 500 Index fell 3.98% during the same period. (Of course, past performance is not a guarantee of future results.)(7),(8)

CAPITALIZING ON DIVERSE GROWTH OPPORTUNITIES

The fund performed quite well in the early part of the period, aided by its diversification into non-traditional -- and sometimes overlooked -- growth industries, including oil services and brokerage firms. With oil prices high, several of the fund's drilling and equipment stocks flourished. We also continued to explore investment opportunities created by tight capacity and high demand in the natural gas market. Nabors Industries, one of our top-performing holdings, is capitalizing on soaring prices and a multiyear investment cycle in the natural gas industry.

--------------------------------------------------------------------------------
                             INVESCO ENDEAVOR FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 1/31/01
--------------------------------------------------------------------------------

AOL Time Warner...........................................................7.70%

eBay Inc .................................................................4.10%

Palm Inc..................................................................3.54%

VeriSign Inc..............................................................3.45%

Corning Inc ..............................................................3.44%

Nabors Industries ........................................................3.34%

Pfizer Inc ...............................................................3.30%

Citigroup Inc ............................................................3.17%

Marsh & McLennan..........................................................2.97%

Juniper Networks..........................................................2.95%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

While many of our top holdings in the technology and communications sectors weathered the summer sell-off to reward us with solid performance, they could not withstand the sharp correction triggered by investors' rotation into more defensive stocks. Even high-quality companies reporting strong earnings took collateral damage from the market's indiscriminate sell-off. For example, Palm Inc, the handheld device maker, was punished severely in December despite news that it met its quarterly earnings estimates. While we were pleased that our companies continued to report strong fundamentals, we were disappointed that their poor share price performance hindered our results over the period.

USING VOLATILITY TO OUR ADVANTAGE

Despite these pressures, we maintained our strategy of seeking the best companies operating in the most promising growth industries. Consequently, we took advantage of the valuation corrections to selectively add to our favorite holdings. This strategy worked to our benefit in January, when many of our holdings rebounded strongly on news of Federal Reserve interest rate cuts and some alleviation in economic and earnings fears.

The technology correction was especially acute in the optical networking space, where leading companies were overshadowed after industry stalwart Nortel Networks reported an unexpected deceleration in its networking business. Despite the ensuing sell-off, we remain optimistic about the outlook for technology spending in general, and optical networking in particular. Internet use and data traffic continue to explode, fueling demand for optical equipment, routers and other architecture that make networks more efficient. Consequently, we used the sell-off as a buying opportunity and were rewarded when many of these stocks rebounded solidly. Among the stocks that rewarded us with strong performance at the end of the period was Juniper Networks, which continues to report strong business conditions and ample order backlogs.

On a positive note, a number of the fund's largest holdings provided us with solid performance over the period. America Online (now AOL Time Warner) --- our largest holding --- surged ahead in January as the merger between the Internet and media giants was completed, assuaging investors' fears over a potential delay.

BIOTECHNOLOGY SHARES GAIN GROUND

Our results were also aided by our broad diversification across industries. In particular, the fund benefited from solid gains in a number of health care names, particularly in the biotechnology area. One standout was Invitrogen Corp, a leader in the area of gene cloning. The company also provides technology and research tools that support the discovery and development of new treatments, a business that provides it with solid near-term earnings potential.

LINE GRAPH: INVESCO ENDEAVOR FUND - INVESTOR CLASS
            GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 1/31/01.

        INVESCO Endeavor Fund -
        Investor Class                   S&P 500 Index(8)

10/98   $10,000                          $10,000
1/99    $15,380                          $11,685
1/00    $24,842                          $12,893
1/01    $19,815                          $12,777


LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS C
            GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the eleven month period ended 1/31/01.

        INVESCO Endeavor Fund -
        Class C                        S&P 500 Index(8)

2/00    $10,000                        $10,000
1/01    $7,190                         $10,101

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

FUND MANAGEMENT

[PHOTOGRAPH OF TRENT E. MAY OMITTED]

TRENT E. MAY, CFA
INVESCO ENDEAVOR FUND

VICE PRESIDENT TRENT E. MAY IS MANAGER OF INVESCO ENDEAVOR FUND. HE RECEIVED A BS FROM THE FLORIDA INSTITUTE OF TECHNOLOGY AND AN MBA FROM ROLLINS COLLEGE. TRENT BEGAN HIS INVESTMENT CAREER IN 1991, AND JOINED INVESCO FUNDS GROUP IN 1996. HE IS A CHARTERED FINANCIAL ANALYST.

INVESCO ENDEAVOR FUND

"INVESCO ENDEAVOR IS DESIGNED TO BE A `BEST IDEAS' FUND, AND WE CONTINUED TO BENEFIT FROM THE INSIGHTS OF OUR ENTIRE GROWTH AND SECTOR TEAMS."

Despite the strong performance provided by these stocks, we began to trim back our health care exposure, particularly in biotechnology shares, late in the period. This move reflects our ongoing effort to eliminate smaller holdings and to focus more on our best ideas, without diluting the portfolio with investments that don't win our utmost confidence.

As we look ahead, we want to reiterate our confidence in the companies we own. INVESCO Endeavor is designed to be a "best ideas" fund, and we continued to benefit from the insights of our entire growth and sector teams. While we have seen many of our favorite stocks buffeted by short-term market swings, they continue to project very positive earnings growth and guidance, and have maintained powerful competitive footprints within dynamic growth industries. For this reason, we continue to keep focus on the long-term potential of these stocks, selectively using weakness to buy our favorite names.

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS K
            GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the one month period ended 1/31/01.

        INVESCO Endeavor Fund -
        Class K                          S&P 500 Index(8)

12/00   $10,000                          $10,000
1/01    $10,462                          $10,405

PIE CHART:  INVESCO ENDEAVOR FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/01

[PIE CHART]

% OF TOTAL NET ASSETS

Electronics - Semiconductors...................8.45%

Health Care Drugs - Pharmaceuticals............8.32%

Entertainment..................................7.70%

Computers - Networking.........................7.28%

Oil & Gas - Drilling & Equipment...............6.10%

Computers - Peripherals........................5.82%

Computer Software & Services...................5.51%

Communications - Equipment & Manufacturing.....5.18%

Services - Computer Systems....................4.90%

Biotechnology - Health Care....................4.55%

Other Industries..............................36.34%

Net Cash & Cash Equivalents...................(0.15%)

S&P 500 INDEX FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

A NOTE ABOUT INDEX FUNDS AT INVESCO FUNDS

INVESCO's S&P 500 Index Fund is designed to track the performance of the S&P 500 Index,(10) an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500. Since beginning operations in December 1997, the assets in the portfolio have grown, allowing the fund to own an increasingly representative selection of shares. As a result, its performance has moved more in line with that of the index.

For the six-month period ended January 31, 2001, the value of Institutional Class fell 4.37%, while the value of Investor Class shares fell 4.52%. These returns tracked those of the S&P 500 over the same period, which declined 3.98%. (Of course, past performance is not a guarantee of future results).(9),(10)

LINE GRAPH: INVESCO S&P 500 INDEX FUND -
            INSTITUTIONAL CLASS AND INVESTOR CLASS GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class and the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (12/97) through 1/31/01.

        INVESCO S&P 500 Index Fund -      INVESCO S&P 500 Index Fund -
        Investor  Class                   Institutional Class            S&P 500 Index(10)
12/97   $10,000                           $10,000                        $10,000
1/98    $10,530                           $10,450                        $10,110
1/99    $14,122                           $14,005                        $13,397
1/00    $15,466                           $15,370                        $14,782
1/01    $15,169                           $15,102                        $14,649

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHART AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

--------------------------------------------------------------------------------
                              S&P 500 INDEX FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 1/31/01
--------------------------------------------------------------------------------

General Electric.........................................................3.72%

Microsoft Corp...........................................................2.66%

Exxon Mobil..............................................................2.39%

Pfizer Inc...............................................................2.33%

Citigroup Inc............................................................2.30%

Cisco Systems............................................................2.20%

Wal-Mart Stores..........................................................2.07%

Intel Corp...............................................................2.04%

AOL Time Warner..........................................................1.84%

American International Group.............................................1.62%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

PIE CHART:  S&P 500 INDEX FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/01

[PIE CHART]

% OF TOTAL NET ASSETS

Health Care Drugs - Pharmaceuticals...............9.35%

Computer Software & Services......................5.21%

Electrical Equipment..............................4.77%

Oil - International Integrated....................4.58%

Electronics - Semiconductors......................4.20%

Financial - Diversified...........................3.90%

Telephone.........................................3.88%

Communications - Equipment & Manufacturing........3.43%

Banks - Regional..................................3.28%

Entertainment.....................................3.21%

Other Industries.................................51.48%

Net Cash & Cash Equivalents.......................2.71%

SMALL COMPANY GROWTH FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

While smaller companies can often reward investors with expanded growth potential, they can also be especially vulnerable to market corrections -- especially when they are dependent on periodic capital infusions from the equity markets. This was the case in 2000. Once the threat of interest rate increases gave way to concern over a slowing economy and sagging corporate earnings, investors sought out companies with proven track records and ample internal financing. The resulting flight away from smaller, less-established companies affected even high-quality, solidly capitalized firms with strong earnings potential.

For the six-month period ended January 31, 2001, the value of Small Company Growth Fund-Investor Class shares declined 10.81%, compared with a 2.31% increase in the Russell 2000 Index during the same period. (Of course, past performance is no guarantee of future results.)(11),(12)

--------------------------------------------------------------------------------
                           SMALL COMPANY GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 1/31/01
--------------------------------------------------------------------------------

Insight Enterprises.......................................................1.45%

IONA Technologies PLC Sponsored ADR
  Representing Ord Shrs...................................................1.40%

AmeriCredit Corp..........................................................1.37%

Precision Drilling........................................................1.34%

Marine Drilling...........................................................1.26%

Noven Pharmaceuticals.....................................................1.23%

Aeroflex Inc..............................................................1.20%

New Focus.................................................................1.18%

Affiliated Managers Group.................................................1.14%

Peregrine Systems.........................................................1.14%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

OPTICAL NETWORKING STOCKS PRESSURED

Working against our performance was investors' sudden distaste for technology shares, which followed disappointing earnings guidance by a few high-profile companies. These pressures were especially acute in the semiconductor and fiber optics industries. Several competitive local exchange carriers reported weaker than expected results, which raised fears of a slowdown in equipment purchases, and cast a pall over the entire telecommunications sector. While these concerns appeared overblown, they still had a negative effect on several of our holdings.

Fortunately, several of our optical networking stocks withstood the downdraft and moved higher. One standout was Aeroflex Inc, a maker of integrated circuits used in the fiber optic, broadband cable, wireless, and satellite communications markets. Aeroflex continues to report strong financial results and a backlog in orders, underscoring the robust demand for its products to support the ongoing build-out of data networks.

While problems in the communications area were largely confined to more poorly situated carriers, we recognized that earnings uncertainty could contribute to near-term volatility in the space. Consequently, we responded to these pressures by focusing our technology exposure more on software companies. One of our top-performing names in this area was Jack Henry & Associates, a provider of integrated computer systems and applications software for banks and other financial services institutions.

TECHNOLOGY SECTOR OFFERS LONG-TERM GROWTH POTENTIAL

Despite pressures in the technology sector, we expected the growth prospects in this area to remain favorable, particularly following the sharp contraction in valuations in the fourth quarter of 2000. Consequently, we selectively used market weakness to add exposure to leading companies serving compelling growth markets. This strategy was rewarded when many of our holdings rebounded in January as investors rotated back into growth stocks in sectors such as technology, telecommunications and consumer cyclicals. Our optical networking stocks also gained renewed support from an improved funding outlook for emerging telecommunications providers, which are now expected to resume their expansion plans, spurring demand for networking infrastructure and telecommunications-related software.

DIVERSIFICATION PAYS OFF

Meanwhile, the fund's sector diversification helped cushion performance from the worst of the small-cap technology fallout. Health care, especially biotechnology, has been one area where small companies have experienced rapid growth. One top performer in the biotech area was Invitrogen Inc, which supplies tools used in biotechnology research and gene analysis. Companies such as Invitrogen are at the front end of the biotech effort and are already generating earnings -- an important feature in today's market.

In the energy sector, we focused on companies capitalizing on growing demand, tight capacity and firming prices in the natural gas industry. Contributing strongly to performance were two of our natural gas exploration and drilling stocks, Louis Dreyfus Natural Gas and Marine Drilling. While we were pleased with the performance of our health care and energy holdings, we started to take profits on these stocks in January because we felt their defensive characteristics may prove less appealing to investors in a lower interest rate environment. Meanwhile, we added exposure to education-related companies to take advantage of that sector's strong growth potential and limited economic risk.

Looking ahead, we remain cautiously optimistic on the market outlook. In selecting holdings for the fund, we continue to focus on the highest-quality names in growth industries. We believe this strategy will help deliver strong long-term results for our investors.

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS
            GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/01.

        INVESCO Small Company Growth Fund -
        Investor Class                         Russell 2000 Index(12)

12/91   $10,000                                $10,000
1/92    $11,255                                $10,810
1/93    $13,059                                $12,241
1/94    $16,303                                $14,517
1/95    $15,247                                $13,644
1/96    $19,442                                $17,731
1/97    $23,761                                $21,091
1/98    $26,418                                $24,902
1/99    $31,026                                $24,984
1/00    $53,246                                $29,416
1/01    $49,384                                $30,502

FUND MANAGEMENT

[PHOTOGRAPH OF STACIE L. COWELL OMITTED]

STACIE L. COWELL, CFA
SMALL COMPANY GROWTH FUND

VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CERTIFIED FINANCIAL ANALYST. SHE IS SUPPORTED BY ASSISTANT MANAGER CAMERON COOKE.

SMALL COMPANY GROWTH FUND

"COMPANIES SUCH AS INVITROGEN INC ARE THE FRONT END OF THE BIOTECH EFFORT AND ARE ALREADY GENERATING EARNINGS - AN IMPORTANT FEATURE IN TODAY'S MARKET."

SMALL COMPANY GROWTH FUND CLOSED TO NEW INVESTORS

Effective August 31, 2000, INVESCO Small Company Growth Fund was closed to new investors -- although existing shareholders may continue to invest in the fund. INVESCO's highest priority is delivering superior investment management for our shareholders. Because the universe of small-cap stocks is limited, we feel it's important to restrict the amount of money the manager is trying to invest. If we permit the fund to continue to grow unabated, it may become more difficult to build or eliminate significant positions in small, lightly traded stocks without affecting their value.

While there is no guarantee that the fund will continue to meet its objectives, limiting the money in the fund gives manager Stacie Cowell the flexibility to pursue the best investments, wherever she may find them. We have every confidence that the fund's reliance on bottom-up stock selection and a strict growth discipline will continue to provide investors with solid results.

PIE CHART:  SMALL COMPANY GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/01

[PIE CHART]

% OF TOTAL NET ASSETS

Computer Software & Services...................10.82%

Biotechnology - Health Care.....................7.61%

Electronics - Semiconductors....................6.04%

Oil & Gas - Drilling & Equipment................5.49%

Communications - Equipment & Manufacturing......5.46%

Health Care - Services..........................4.62%

Banks - Regional................................3.68%

Health Care Drugs - Pharmaceuticals.............3.50%

Investment Bank/Broker Firm.....................3.08%

Broadcasting....................................2.87%

Other Industries...............................32.96%

Net Cash & Cash Equivalents....................13.87%

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS C
            GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in the Russell 2000 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the eleven month period ended 1/31/01.

        INVESCO Small Company Growth Fund -
        Class C                               Russell 2000 Index(12)

2/00    $10,000                               $10,000
1/01    $7,886                                $8,900


(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(12)THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX REFLECTING THE PERFORMANCE OF SMALL-CAP STOCKS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

VALUE EQUITY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

While equity markets were rocky over the last six months, value stocks well outperformed their growth counterparts, as reduced earnings expectations weighed heavily on high valuation technology shares. At the same time, investors rotated into more defensive names in utilities, pharmaceuticals and consumer staples. Concerns over slowing economic growth and downscaled earnings estimates fell hard on a wide array of stocks, leading the S&P 500 Index to lose ground. By the end of 2000, however, anticipation of imminent Federal Reserve interest rate cuts alleviated fears about a possible recession.

The Fed's decision to reduce rates twice in January, for a total reduction of 1%, triggered a resurgence in beaten-down technology shares and some cyclically-sensitive names, while investors sold off defensive issues in utilities, health care and energy that had led the market in 2000.

For the six-month period ended January 31, 2001, the value of Value Equity Fund-Investor Class shares rose 3.91%, outperforming the broader S&P 500 Index, which lost 3.98% over the same period. (Of course, past performance is not a guarantee of future results.)(13),(14)

VALUE TAKES THE LEAD

Investors continued to punish richly valued growth stocks as recession fears mounted late in the year. As a result, the fund's value-oriented investment style and relative underweighting in technology stocks aided its performance. Concerns about unsustainable valuations and the duration and magnitude of growth have kept us underweight in technology for some time. In addition to technology, basic materials and consumer cyclicals also lagged due to fears of the negative impact on profitability from higher fuel prices, potentially slowing consumer spending, and a weakening euro.

For most of the period, our performance benefited from significant gains in several health care stocks, including Bristol-Myers Squibb. However, the health care sector detracted from returns in January as investors rotated out of defensive issues and into traditional growth stocks on the heels of the central bank's monetary easing.

Meanwhile, a number of our financial services holdings, including FleetBoston Financial and Citigroup Inc, advanced on the outlook for lower interest rates. Federal National Mortgage Association gained ground on the resulting rebound in mortgage originations.


STICKING TO OUR DISCIPLINE

We took advantage of market strength in January to trim some positions from the fund, cutting back on the total number of holdings to focus on our highest-quality names. We will continue to opportunistically reposition the fund based on market conditions. Our decisions to buy and sell stocks will reflect our disciplined investment process that takes into account a bottom-up analysis of company fundamentals and performance, as well as a stock's intrinsic value and position size within the portfolio.

Going forward, we remain cautiously optimistic on the outlook for equity markets. We continue to focus on finding attractively priced stocks where we have identified some catalyst -- such as a management change, new product launch or external market conditions -- that we believe will drive the stock higher.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 1/31/01
--------------------------------------------------------------------------------

Citigroup Inc............................................................3.64%

Exxon Mobil..............................................................3.14%

General Electric.........................................................2.54%

FleetBoston Financial....................................................2.26%

Fannie Mae...............................................................2.03%

Microsoft Corp...........................................................2.00%

Intel Corp...............................................................1.99%

Pfizer Inc...............................................................1.97%

Freddie Mac..............................................................1.95%

Johnson & Johnson........................................................1.93%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

LINE GRAPH: INVESCO VALUE EQUITY FUND - INVESTOR CLASS
            GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/01.

        INVESCO Value Equity Fund -
        Investor Class                        S&P 500 Index(14)

1/91    $10,000                               $10,000
1/92    $12,457                               $12,265
1/93    $13,400                               $13,560
1/94    $15,093                               $15,303
1/95    $15,661                               $15,382
1/96    $20,361                               $21,323
1/97    $24,439                               $26,937
1/98    $30,363                               $34,183
1/99    $34,681                               $45,296
1/00    $33,215                               $49,980
1/01    $34,006                               $49,530

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS C
            GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the eleven month period ended 1/31/01.

        INVESCO Value Equity Fund -
        Class C                             S&P 500 Index(14)

2/00    $10,000                             $10,000
1/01    $10,533                             $10,101

PIE CHART:  VALUE EQUITY FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/01

[PIE CHART]

% OF TOTAL NET ASSETS

Health Care Drugs - Pharmaceuticals.......10.15%

Financial - Diversified....................8.69%

Oil - International Integrated.............7.60%

Telephone..................................5.44%

Electrical Equipment.......................4.84%

Banks - Regional...........................4.71%

Banks - Money Center.......................4.65%

Insurance - Multi-Line.....................4.45%

Manufacturing - Diversified................3.34%

Electronics - Semiconductors...............3.10%

Other Industries..........................37.68%

Net Cash & Cash Equivalents................5.35%

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLIE MAYER OMITTED]

CHARLIE MAYER NAMED NEW LEAD MANAGER
FOR INVESCO VALUE EQUITY FUND

SENIOR VICE PRESIDENT AND DIRECTOR OF INCOME EQUITY INVESTMENTS CHARLIE MAYER WAS NAMED LEAD PORTFOLIO MANAGER FOR INVESCO VALUE EQUITY FUND EFFECTIVE DECEMBER 15, 2000. CHARLIE HAS MORE THAN 30 YEARS OF EXPERIENCE MANAGING DIVERSIFIED EQUITY PORTFOLIOS, AND HAS MANAGED INVESCO EQUITY INCOME FUND FOR SEVEN YEARS. HE IS ALSO NOW LEAD MANAGER FOR INVESCO TOTAL RETURN FUND. CHARLIE EARNED HIS BA FROM ST. PETER'S COLLEGE AND AN MBA FROM ST. JOHN'S UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND JOINED INVESCO FUNDS GROUP IN 1993.

(13)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.

QUESTIONS & ANSWERS

AN INTERVIEW WITH TIM MILLER, CHIEF INVESTMENT OFFICER

[PHOTOGRAPH OF TIM MILLER OMITTED]

TIM MILLER IS CHIEF INVESTMENT OFFICER FOR INVESCO FUNDS AND LEADS INVESCO'S GROWTH INVESTMENT TEAM.

THE OUTLOOK FOR GROWTH STOCKS IN A VOLATILE MARKET

TIM, CAN YOU PROVIDE YOUR PERSPECTIVE ON THE MARKET'S HEIGHTENED VOLATILITY?

TIM MILLER: We've seen dynamic swings, both up and down, over the past six months. Most notable was the sharp market decline in the second half of 2000. While the magnitude of this correction was startling, a retreat was not wholly unexpected. We are clearly in the midst of an economic slowdown, one engineered by the Federal Reserve's campaign of interest rate increases. Recent economic reports have sparked fears that the Fed had hit the brakes too hard, raising the risk of recession. Meanwhile, corporate profitability has been squeezed by higher interest rates, rising energy prices, and weaker economic growth. As a result, a number of high-profile companies reported disappointing results, adding to the climate of uncertainty. This triggered a sharp reevaluation of share prices, especially in the technology sector.

WHY DID GROWTH STOCKS DECLINE SO SHARPLY IN THIS ENVIRONMENT?

TIM MILLER: Downward adjustments in earnings expectations have a magnified effect on high price-to-earnings growth companies. And just as the market tends to be overly optimistic in a healthy earnings environment, it also becomes excessively bearish in a slowing environment. The correction left many growth stocks trading at valuations that seemed to factor in the worst-case scenario, both in terms of economic growth and profitability. Historically, this is a sign that the market may be nearing a bottom, since reality is often not as bad as people fear. Of course, it's always difficult to time market corrections and rebounds. But the outlook is certainly not as bad as some stock valuations would suggest. The truth is that the economy is still expanding, companies are becoming more productive -- not less -- and the Fed is now lowering interest rates to stimulate growth. Investors began to realize these fundamentals in January, which led them to reconsider many of the growth stocks they sold out of last fall.

WHAT TRIGGERED THE JANUARY REBOUND IN GROWTH SHARES?

TIM MILLER: Early in the month, the Fed surprised the markets by lowering the target federal funds rate by a half percentage point, an unexpected move that signaled the central bank's intention to inject needed liquidity into the economy and forestall a recession. The prospect of further rate cuts eased investors' fears about the economy. The market rallied as investors again rotated into growth stocks that have historically outperformed in a low interest rate environment. I think the market's behavior in January bodes well for the remainder of the year. The Fed lowered rates by another 50 basis points at month-end, and further rate cuts are likely. This should create a favorable environment for growth stocks, especially those capitalizing on powerful multiyear trends in some of the economy's most dynamic sectors.

IS THE ECONOMY HEADED TOWARD A RECESSION?

TIM MILLER: I think the risk of recession remains low. There are still pockets of strength in the economy, and fundamentals suggest that growth will rebound later this year, once the recent inventory overhang is worked through. The Fed's willingness to aggressively lower interest rates is also a positive sign, since these rate cuts should stimulate economic growth in the second half of the year. Even if economic growth does slow dramatically, the prospect of further rate cuts -- and potential tax cuts -- should minimize the length and severity of any downturn, setting the stage for a recovery in the second half of the year. This rebound would be very positive for the equity markets, and growth stocks in particular.

WHAT IS YOUR STRATEGY IN THIS ENVIRONMENT?

TIM MILLER: At INVESCO Funds, we believe in doing what we've always done -- which is to focus on finding companies that can deliver strong earnings growth. This approach reflects our belief that over longer periods of time, corporate earnings drive stock prices. If anything, last year's market pullback created opportunities for us to buy some of our favorite companies at attractive prices that leave room for further appreciation.

WHAT IS YOUR LONG-TERM VIEW FOR THE MARKET?

TIM MILLER: It's important to distinguish between economic cycles, which change every few years, and secular trends, which may unwind over a period of decades. While we are experiencing a cyclical slowdown, we are also in the midst of a secular expansion in technology investment and productivity growth. In fact, I would compare the current build-out of communications infrastructure -- which is just getting under way -- to the construction of the railroads at the end of the nineteenth century. These trends will create strong earnings potential for innovative companies with unique business models, and bode well for the kind of leading companies we favor.

"I THINK THE RISK OF RECESSION REMAINS LOW. THERE ARE STILL POCKETS OF STRENGTH IN THE ECONOMY, AND FUNDAMENTALS SUGGEST THAT GROWTH WILL REBOUND LATER THIS YEAR..."

MARKET HEADLINES

"RECENT DATA SUGGEST THAT THE ECONOMY IS CLEARLY EXPERIENCING A SLOWDOWN, WHICH IS EXPECTED TO TAKE A TOLL ON FIRST-QUARTER EARNINGS."

MARKET OVERVIEW

AUGUST 2000 THROUGH JANUARY 2001

The past six months brought heightened financial market volatility as investors struggled to value stocks amid concerns over slowing economic growth, higher energy prices, and disappointing earnings. Under this cloud of uncertainty, investors adopted a "glass half empty" approach.

While third-quarter earnings reports were generally positive, investors focused heavily on the negative surprises, particularly those reported by high-profile technology companies such as chipmaker Intel Corp and telecommunications equipment producer Lucent Technologies. The shift in sentiment was so pronounced that investors also punished companies, including network equipment supplier Nortel Networks, which met their earnings targets but revealed disappointing revenue growth in key areas of the business. By the end of the third quarter, it was clear that euphoric expectations for rapid acceleration in technology spending might need to be adjusted downward, which triggered a sharp correction in shares of semiconductor, personal computer, and networking companies.

The good news is that the resulting sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing industries during the period were financial services, energy, utilities and pharmaceuticals. Financial services stocks surged ahead on easing interest rate fears and accelerating merger activity. Energy and utility stocks were buoyed by high usage rates, plus rising oil and natural gas prices. And investors rewarded pharmaceutical stocks for their higher earnings visibility in the volatile and retreating market.

In our view, the market sell-off during the second half of 2000 was highly indiscriminate, punishing leading companies with profitable businesses as well as more speculative firms facing financing difficulties. In fact, the correction left many stocks trading at valuations that priced in the worst-case scenario -- both in terms of economic growth and corporate fundamentals. This suggests the possibility of a market rebound, especially as investors gain a more balanced view of the economic and earnings outlook.

Hopes that the market might be nearing a turning point grew in early January after the Federal Reserve cut interest rates in a surprise between-meetings move. Anticipating additional rate cuts, investors revisited many of the growth stocks they shunned in the fourth quarter, triggering a rotation back into many of the technology, telecommunications and consumer cyclical shares. At the same time, investors took profits on more defensive stocks in sectors such as health care, utilities and financial services. The central bank followed up its early January move with another rate cut announced at the month-end meeting of the Federal Reserve Open Market Committee. Policymakers also signaled their willingness to lower rates further as warranted by economic fundamentals.

Recent data suggest that the economy is clearly experiencing a slowdown, which is expected to take a toll on first-quarter earnings. Consequently, we caution that equities market could remain volatile in the near-term. On a positive note, while it typically takes six to eight months for rate cuts to stimulate economic growth, the Fed's campaign to reinvigorate the economy bodes well for the performance of the stock market in the second half of this year.

Our strategy in this environment remains unchanged. We continue to focus on high quality companies selected from all 11 sectors of the S&P 500 Index. This diversification allows us to benefit from rotating market leadership, while minimizing our sensitivity to downward volatility in any single sector. At the same time, we remain on the lookout for opportunities to use short-term market volatility as a buying opportunity, adding exposure to high-quality stocks trading at attractive valuations. We are confident that investors will reward the companies we own for their solid fundamentals and their ability to grow earnings in any kind of economic environment.

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
98.55 COMMON STOCKS
2.16  BIOTECHNOLOGY -- HEALTH CARE
      Genentech Inc(a)                                       397,815                $    23,570,539
      MedImmune Inc(a)                                       578,100                     22,979,475
===================================================================================================
                                                                                         46,550,014
1.05  BROADCASTING

      General Motors Class H Shrs(a)                         809,580                     22,652,048
===================================================================================================
3.93  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                          389,355                     35,066,285
      Nokia Corp Sponsored ADR Representing Ord Shrs         723,600                     24,855,660
      QUALCOMM Inc(a)                                        295,045                     24,802,220
===================================================================================================
                                                                                         84,724,165
5.47  COMPUTER SOFTWARE & SERVICES
      BEA Systems(a)                                         464,985                     30,659,948
      Inktomi Corp(a)                                        592,600                      9,889,012
      i2 Technologies(a)                                     793,645                     40,178,278
      Microsoft Corp(a)                                      295,345                     18,034,504
      Oracle Corp(a)                                         654,350                     19,057,944
===================================================================================================
                                                                                        117,819,686
2.11  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                      325,855                     29,428,780
      Dell Computer(a)                                       612,300                     15,996,337
===================================================================================================
                                                                                         45,425,117
1.92  COMPUTERS -- HARDWARE
      Sun Microsystems(a)                                  1,350,875                     41,286,117
===================================================================================================
10.31 COMPUTERS -- NETWORKING
      Cisco Systems(a)                                     1,393,230                     52,159,048
      Extreme Networks(a)                                    594,995                     28,336,637
      Juniper Networks(a)                                    358,170                     37,943,634
      Redback Networks(a)                                  1,191,270                     57,032,051
      Sycamore Networks(a)                                 1,328,375                     46,825,219
===================================================================================================
                                                                                        222,296,589
7.99  COMPUTERS -- PERIPHERALS
      EMC Corp(a)                                            931,065                     70,751,629
      Palm Inc(a)                                          3,740,516                    101,461,496
===================================================================================================
                                                                                        172,213,125
12.52 ELECTRONICS -- SEMICONDUCTORS
      Analog Devices(a)                                      439,025                     27,482,965
      Applied Micro Circuits(a)                              450,785                     33,132,698
      Cypress Semiconductor(a)                               586,720                     16,035,058
      Maxim Integrated Products(a)                         1,185,795                     72,407,607
      New Focus(a)                                           357,400                     21,511,013
      SDL Inc(a)                                             339,865                     68,567,764
                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------
      Xilinx Inc(a)                                          567,600                $    30,650,400
===================================================================================================
                                                                                        269,787,505
7.56  ENTERTAINMENT
      AOL Time Warner(a)                                   3,098,280                    162,845,597
===================================================================================================
1.20  EQUIPMENT -- SEMICONDUCTOR
      Novellus Systems(a)                                    534,930                     25,877,239
===================================================================================================
6.13  FINANCIAL -- DIVERSIFIED
      Berkshire Hathaway Class B Shrs(a)                      21,170                     47,632,500
      Citigroup Inc                                        1,508,256                     84,417,088
===================================================================================================
                                                                                        132,049,588
4.87  HEALTH CARE DRUGS -- PHARMACEUTICALS
      King Pharmaceuticals(a)                                511,035                     23,154,996
      Pfizer Inc                                           1,811,820                     81,803,673
===================================================================================================
                                                                                        104,958,669
4.21  INVESTMENT BANK/BROKER FIRM
      Merrill Lynch & Co                                     539,000                     39,077,500
      Schwab (Charles) Corp                                1,958,025                     51,711,440
===================================================================================================
                                                                                         90,788,940
6.99  MANUFACTURING -- DIVERSIFIED
      Corning Inc                                          2,656,765                    150,665,143
===================================================================================================
0.99  RETAIL -- BUILDING SUPPLIES
      Home Depot                                             445,042                     21,451,024
===================================================================================================
3.92  RETAIL -- SPECIALTY
      eBay Inc(a)                                          1,709,400                     84,401,625
===================================================================================================
6.08  SERVICES -- COMPUTER SYSTEMS
      Ariba Inc(a)                                         1,188,730                     44,354,488
      VeriSign Inc(a)                                      1,179,957                     86,726,840
===================================================================================================
                                                                                        131,081,328
2.69  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                1,689,320                     57,964,793
===================================================================================================
5.44  TELECOMMUNICATIONS -- LONG DISTANCE
      Exodus Communications(a)                             1,318,150                     35,095,744
      Level 3 Communications(a)                              578,000                     23,517,375
      Qwest Communications International(a)                1,393,830                     58,708,120
===================================================================================================
                                                                                        117,321,239
1.01  TELEPHONE
      Time Warner Telecom Class A Shrs(a)                    285,500                     21,715,844
===================================================================================================
      TOTAL COMMON STOCKS (Cost $2,017,688,527)                                       2,123,875,395
===================================================================================================
1.45  SHORT-TERM INVESTMENTS
1.39  COMMERCIAL PAPER
1.39  COMMERCIAL FINANCE
      CIT Group, Discount Notes
        5.750%, 2/1/2001 (Amortized Cost $30,000,000)  $  30,000,000                     30,000,000
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.06  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2001 due 2/1/2001 at 5.580%,
        repurchased at $1,354,210 (Collateralized by
        US Treasury Inflationary Index Bonds, due
        4/15/2029 at 3.875%, value $1,390,783)
        (Cost $1,354,000)                              $   1,354,000                $     1,354,000
===================================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $31,354,000)                                                     31,354,000
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $2,049,042,527)
       (Cost for Income Tax Purposes $2,162,027,690)                                $ 2,155,229,395
===================================================================================================

DYNAMICS FUND
92.08 COMMON STOCKS
1.62  BANKS -- REGIONAL
      Banknorth Group                                      1,243,400                $    24,634,862
      National Commerce Bancorp                              446,200                     11,712,750
      Northern Trust                                         935,800                     72,056,600
      Synovus Financial                                      820,000                     22,689,400
      TCF Financial                                          360,900                     14,273,595
===================================================================================================
                                                                                        145,367,207
4.01  BIOTECHNOLOGY -- HEALTH CARE
      Abgenix Inc(a)                                         269,000                     11,298,000
      Affymetrix Inc(a)                                      607,100                     40,448,037
      Applera Corp-Applied Biosystems Group                  634,800                     53,323,200
      Human Genome Sciences(a)                               594,500                     36,264,500
      ImClone Systems(a)                                     443,100                     16,394,700
      Inhale Therapeutic Systems(a)                        1,102,400                     42,235,700
      MedImmune Inc(a)                                     1,112,000                     44,202,000
      Millennium Pharmaceuticals(a)                        1,122,360                     56,258,295
      Protein Design Labs(a)                                 808,600                     59,785,863
===================================================================================================
                                                                                        360,210,295
1.58  BROADCASTING
      EchoStar Communications Class A Shrs(a)              1,747,200                     53,944,800
      Entercom Communications(a)                           1,280,550                     62,746,950
      Hispanic Broadcasting(a)                               902,800                     24,899,224
===================================================================================================
                                                                                        141,590,974
1.31  CABLE
      Cablevision Systems Class A Shrs(a)                    807,000                     70,620,570
      USA Networks(a)                                      2,359,600                     47,044,525
===================================================================================================
                                                                                        117,665,095
4.22  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                        1,240,000                    111,677,500
      Comverse Technology(a)                                 855,000                     96,882,187
      Corvis Corp(a)                                         674,300                     14,581,737
      Finisar Corp(a)                                      1,115,000                     40,558,125
      Newport Corp                                           456,000                     37,221,000
      Powerwave Technologies(a)                              250,200                      9,710,888

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Research in Motion Ltd(a)                            1,029,000                $    67,721,063
===================================================================================================
                                                                                        378,352,500
12.05 COMPUTER SOFTWARE & SERVICES
      Adobe Systems                                        1,012,600                     44,237,962
      Art Technology Group(a)                              1,407,400                     53,481,200
      BEA Systems(a)                                       1,762,000                    116,181,875
      Check Point Software Technologies Ltd(a)               400,800                     61,122,000
      InfoSpace Inc(a)                                     1,787,400                      9,439,722
      Inktomi Corp(a)                                      1,373,300                     22,916,944
      Internap Network Services(a)                         1,384,300                     11,204,182
      Intuit Inc(a)                                        1,254,100                     49,536,950
      i2 Technologies(a)                                   1,521,300                     77,015,812
      Liberate Technologies(a)                             1,213,900                     21,015,644
      Macromedia Inc(a)                                      863,700                     28,286,175
      Mercury Interactive(a)                                 924,600                     80,324,625
      Micromuse Inc(a)                                     1,015,600                     82,073,175
      Openwave Systems(a)                                    793,357                     54,939,972
      Peregrine Systems(a)                                 1,432,400                     43,867,250
      Quest Software(a)                                    1,053,000                     39,421,688
      Rational Software(a)                                 1,909,900                     99,195,431
      Siebel Systems(a)                                      675,000                     44,760,938
      TIBCO Software(a)                                    1,230,000                     46,663,125
      Vignette Corp(a)                                     1,730,700                     14,386,444
      webMethods Inc(a)                                      949,200                     81,512,550
===================================================================================================
                                                                                      1,081,583,664
1.60  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                    1,184,000                    106,930,000
      McDATA Corp Class B Shrs(a)                            675,000                     37,125,000
===================================================================================================
                                                                                        144,055,000
3.88  COMPUTERS -- NETWORKING
      Emulex Corp(a)                                         945,000                     87,885,000
      Extreme Networks(a)                                  1,446,400                     68,884,800
      Network Appliance(a)                                   239,060                     12,819,592
      ONI Systems(a)                                       1,471,800                     81,684,900
      Redback Networks(a)                                  1,233,500                     59,053,813
      Sycamore Networks(a)                                 1,065,000                     37,541,250
===================================================================================================
                                                                                        347,869,355
1.26  COMPUTERS -- PERIPHERALS
      Handspring Inc(a)                                      425,000                     19,530,078
      NVIDIA Corp(a)                                         557,800                     28,796,425
      Palm Inc(a)                                          2,400,000                     65,100,000
===================================================================================================
                                                                                        113,426,503
1.22  CONSUMER FINANCE
      Countrywide Credit Industries                          956,400                     46,108,044
      USA Education                                        1,015,700                     63,816,431
===================================================================================================
                                                                                        109,924,475
1.27  ELECTRICAL EQUIPMENT
      Flextronics International Ltd(a)                       868,900                     33,126,813
      Molex Inc                                            1,055,062                     45,829,256

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Sanmina Corp(a)                                        730,000                $    35,496,250
===================================================================================================
                                                                                        114,452,319
9.97  ELECTRONICS -- SEMICONDUCTORS
      Altera Corp(a)                                         944,000                     28,556,000
      Analog Devices(a)                                      560,000                     35,056,000
      Applied Micro Circuits(a)                            1,248,800                     91,786,800
      Cypress Semiconductor(a)                               405,000                     11,068,650
      GlobeSpan Inc(a)                                     1,553,900                     55,649,044
      Integrated Device Technology(a)                        635,000                     31,065,391
      Linear Technology                                    1,156,000                     72,394,500
      Maxim Integrated Products(a)                         1,128,900                     68,933,456
      Microchip Technology(a)                              1,144,910                     34,418,857
      Micron Technology(a)                                   835,000                     38,217,950
      New Focus(a)                                           585,000                     35,209,688
      QLogic Corp(a)                                         200,000                     17,600,000
      SDL Inc(a)                                             500,000                    100,875,000
      TranSwitch Corp(a)                                   2,503,000                    123,272,750
      Vitesse Semiconductor(a)                             1,162,500                     82,610,156
      Xilinx Inc(a)                                        1,267,000                     68,418,000
===================================================================================================
                                                                                        895,132,242
0.26  ENTERTAINMENT
      Gemstar-TV Guide International(a)                      446,000                     23,108,375
===================================================================================================
2.85  FINANCIAL -- DIVERSIFIED
      Ambac Financial Group                                1,631,700                     90,902,007
      Capital One Financial                                  409,000                     25,775,180
      Edwards (A G) Inc                                    1,162,100                     54,688,426
      Providian Financial                                    592,800                     34,589,880
      Sun Life Financial Services of Canada                2,157,500                     50,288,524
===================================================================================================
                                                                                        256,244,017
1.93  GAMING
      Harrah's Entertainment(a)                            3,901,800                    114,634,884
      MGM Mirage                                           2,023,800                     58,993,770
===================================================================================================
                                                                                        173,628,654
0.19  GOLD & PRECIOUS METALS MINING
      Newmont Mining                                       1,100,000                     16,995,000
===================================================================================================
1.93  HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
      Genzyme Corp-General Division(a)                       914,000                     79,118,125
      Laboratory Corp of America Holdings(a)                 205,000                     27,925,100
      St Jude Medical(a)                                     549,500                     33,519,500
      Varian Medical Systems(a)                              493,100                     32,347,360
===================================================================================================
                                                                                        172,910,085
1.18  HEALTH CARE -- SERVICES
      Bergen Brunswig Class A Shrs                         2,714,700                     49,407,540
      First Health Group(a)                                  640,600                     26,825,125
      UnitedHealth Group                                     527,200                     29,739,352
===================================================================================================
                                                                                        105,972,017
6.90  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Allergan Inc                                         1,175,700                     96,113,475
      ALZA Corp(a)                                         2,472,100                    102,344,940

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      AmeriSource Health Class A Shrs(a)                     316,200                $    15,123,846
      Andrx Group(a)                                       1,059,600                     69,801,150
      Forest Laboratories(a)                               2,723,300                    182,352,168
      King Pharmaceuticals(a)                              2,100,875                     95,190,646
      Teva Pharmaceutical Industries Ltd Sponsored
        ADR Representing Ord Shrs                          1,081,400                     58,260,425
===================================================================================================
                                                                                        619,186,650
0.98  INSURANCE -- LIFE & HEALTH
      John Hancock Financial Services                      2,519,800                     87,815,030
===================================================================================================
0.53  INSURANCE -- MULTI-LINE
      Radian Group                                           767,600                     47,698,664
===================================================================================================
1.09  INSURANCE -- PROPERTY & CASUALTY
      MGIC Investment                                        988,800                     56,846,112
      PMI Group                                              718,000                     40,559,820
===================================================================================================
                                                                                         97,405,932
3.97  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                           783,800                     48,360,460
      Federated Investors Class B Shrs                       670,900                     19,456,100
      Legg Mason                                           1,130,700                     62,493,789
      Lehman Brothers Holdings                               788,380                     64,867,906
      Price (T Rowe) Group                                 1,663,400                     64,872,600
      Waddell & Reed Financial
        Class A Shrs                                       1,351,734                     48,067,661
        Class B Shrs                                       1,378,020                     48,437,403
===================================================================================================
                                                                                        356,555,919
3.76  OIL & GAS -- DRILLING & EQUIPMENT
      Cooper Cameron(a)                                    1,145,700                     73,588,311
      Nabors Industries(a)                                 1,415,400                     83,522,754
      Noble Drilling(a)                                    1,629,000                     73,500,480
      Santa Fe International                                 668,000                     22,645,200
      Smith International(a)                               1,108,000                     84,318,800
===================================================================================================
                                                                                        337,575,545
1.55  OIL & GAS -- EXPLORATION & PRODUCTION
      Anadarko Petroleum                                   1,058,000                     60,200,200
      Apache Corp                                          1,363,100                     78,514,560
===================================================================================================
                                                                                        138,714,760
0.47  OIL WELL EQUIPMENT & SERVICES
      BJ Services(a)                                         539,000                     42,192,920
===================================================================================================
0.15  PERSONAL CARE
      Estee Lauder Class A Shrs                              350,000                     13,335,000
===================================================================================================
0.26  RESTAURANTS
      Starbucks Corp(a)                                      470,000                     23,470,625
===================================================================================================
1.06  RETAIL -- COMPUTERS & ELECTRONICS
      CDW Computer Centers(a)                                480,000                     18,960,000
      RadioShack Corp                                      1,386,400                     76,307,456
===================================================================================================
                                                                                         95,267,456

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

1.02  RETAIL -- DEPARTMENT STORES
      Kohl's Corp(a)                                       1,288,100                $    91,455,100
===================================================================================================
1.27  RETAIL -- SPECIALTY
      Dollar Tree Stores(a)                                  995,000                     30,285,312
      eBay Inc(a)                                          1,700,000                     83,937,500
===================================================================================================
                                                                                        114,222,812
0.52  SAVINGS & LOAN COMPANIES
      Charter One Financial                                  540,000                     15,249,600
      Golden West Financial                                  580,000                     31,053,200
===================================================================================================
                                                                                         46,302,800
3.46  SERVICES -- ADVERTISING & MARKETING
      Interpublic Group of Cos                               960,000                     39,552,000
      Lamar Advertising Class A Shrs(a)                    1,060,500                     50,174,906
      Omnicom Group                                          882,000                     80,526,600
      TMP Worldwide(a)                                     1,286,900                     80,994,269
      WPP Group PLC                                        4,620,250                     59,540,709
===================================================================================================
                                                                                        310,788,484
0.90  SERVICES -- COMMERCIAL & CONSUMER
      Robert Half International(a)                         3,017,200                     80,710,100
===================================================================================================
3.04  SERVICES -- COMPUTER SYSTEMS
      Ariba Inc(a)                                         1,088,100                     40,599,731
      BISYS Group(a)                                       1,162,100                     52,585,025
      Commerce One(a)                                      1,233,900                     37,711,069
      DiamondCluster International Class A Shrs(a)           761,600                     27,036,800
      Proxicom Inc(a)                                      1,817,800                     13,974,338
      Sapient Corp(a)                                      1,458,600                     24,613,875
      VeriSign Inc(a)                                      1,037,000                     76,219,500
===================================================================================================
                                                                                        272,740,338
0.27  SERVICES -- DATA PROCESSING
      SEI Investments                                        292,100                     24,134,763
===================================================================================================
1.06  SERVICES -- PAYROLL PROCESSING
      Paychex Inc                                          2,109,050                     95,170,881
===================================================================================================
1.56  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Aether Systems(a)                                      514,700                     25,895,844
      Crown Castle International(a)                        1,156,300                     32,304,131
      Nextel Partners Class A Shrs(a)                      2,669,800                     55,398,350
      Western Wireless Class A Shrs(a)                       574,000                     26,439,875
===================================================================================================
                                                                                        140,038,200
1.63  TELECOMMUNICATIONS -- LONG DISTANCE
      Allegiance Telecom(a)                                  692,550                     23,027,287
      Exodus Communications(a)                             3,699,000                     98,485,875
      Level 3 Communications(a)                              615,000                     25,022,812
===================================================================================================
                                                                                        146,535,974
4.30  TELEPHONE
      Amdocs Ltd(a)                                        1,102,000                     86,297,620
      COLT Telecom Group PLC Sponsored ADR
        Representing 4 Ord Shrs(a)                           300,000                     32,943,750

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      McLeodUSA Inc Class A Shrs(a)                        5,312,600                $    99,279,212
      Time Warner Telecom Class A Shrs(a)                  1,441,500                    109,644,094
      XO Communications Class A Shrs(a)                    2,332,600                     57,440,275
===================================================================================================
                                                                                        385,604,951
      TOTAL COMMON STOCKS (COST $7,162,791,097)                                       8,265,410,681
===================================================================================================
7.92  SHORT-TERM INVESTMENTS
3.40  COMMERCIAL PAPER
1.00  COMMERCIAL FINANCE
      CIT Group, Discount Notes, 5.750%, 2/1/2001      $  50,000,000                     50,000,000
      Heller Financial, 5.930%, 2/5/2001               $  40,000,000                     40,000,000
===================================================================================================
                                                                                         90,000,000
0.78  CONSUMER FINANCE
      American Express Credit, 5.750%, 2/2/2001        $  50,000,000                     50,000,000
      Ford Motor Credit, 5.460%, 2/6/2001              $  20,000,000                     20,000,000
===================================================================================================
                                                                                         70,000,000
1.00  INVESTMENT BANK/BROKER FIRM
      Bear Stearns, Discount Notes, 5.600%, 2/6/2001   $  50,000,000                     49,961,105
      Merrill Lynch & Co, Discount Notes, 5.930%,
        2/1/2001                                       $  40,000,000                     40,000,000
===================================================================================================
                                                                                         89,961,105
0.34  OIL -- INTERNATIONAL INTEGRATED
      Texaco Inc, 5.860%, 2/1/2001                     $  30,000,000                     30,000,000
===================================================================================================
0.28  SERVICES -- COMMERCIAL & CONSUMER
      Hertz Corp, 5.480%, 2/5/2001                     $  25,000,000                     25,000,000
===================================================================================================
        TOTAL COMMERCIAL PAPER
          (Amortized Cost $304,961,105)                                                 304,961,105
===================================================================================================
4.44  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market
        Reserve Fund, 5.783% (Cost $399,000,227)(b)      399,000,227                    399,000,227
===================================================================================================
0.08  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2001 due 2/1/2001 at 5.580%,
        repurchased at $6,775,050 (Collateralized by
        US Treasury Inflationary Index Bonds, due
        4/15/2029 at 3.875%, value $6,937,093)
        (Cost $6,774,000)                              $   6,774,000                      6,774,000
===================================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $710,735,332)                                                   710,735,332
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $7,873,526,429)
       (Cost for Income Tax Purposes $7,922,166,430)                                $ 8,976,146,013
===================================================================================================

GROWTH & INCOME FUND
100.00 COMMON STOCKS
1.48  BIOTECHNOLOGY -- HEALTH CARE
      Applera Corp-Applied Biosystems Group                   16,100                $     1,352,400
      Genentech Inc(a)                                         8,300                        491,775

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      MedImmune Inc(a)                                        20,100                $       798,975
===================================================================================================
                                                                                          2,643,150
2.07  CABLE
      Comcast Corp Special Class A Shrs(a)                    86,300                      3,694,719
===================================================================================================
6.59  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                               30,900                        449,981
      CIENA Corp(a)                                           36,600                      3,296,287
      Comverse Technology(a)                                  33,400                      3,784,637
      Nortel Networks                                         70,200                      2,683,746
      QUALCOMM Inc(a)                                         18,200                      1,529,938
===================================================================================================
                                                                                         11,744,589
9.54  COMPUTER SOFTWARE & SERVICES
      BEA Systems(a)                                          42,900                      2,828,719
      Check Point Software Technologies Ltd(a)                28,400                      4,331,000
      i2 Technologies(a)                                      47,390                      2,399,119
      Mercury Interactive(a)                                  38,200                      3,318,625
      Oracle Corp(a)                                          63,200                      1,840,700
      Siebel Systems(a)                                       34,600                      2,294,413
===================================================================================================
                                                                                         17,012,576
1.84  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                       36,400                      3,287,375
===================================================================================================
6.78  COMPUTERS -- NETWORKING
      Cisco Systems(a)                                       133,620                      5,002,399
      Emulex Corp(a)                                          36,500                      3,394,500
      Extreme Networks(a)                                     61,600                      2,933,700
      Juniper Networks(a)                                      7,100                        752,156
===================================================================================================
                                                                                         12,082,755
4.83  COMPUTERS -- PERIPHERALS
      EMC Corp(a)                                             69,760                      5,301,062
      Palm Inc(a)                                            122,100                      3,311,962
===================================================================================================
                                                                                          8,613,024
0.47  ELECTRIC UTILITIES
      Constellation Energy Group                              21,100                        837,459
===================================================================================================
6.36  ELECTRICAL EQUIPMENT
      General Electric                                       165,050                      7,592,300
      Sanmina Corp(a)                                         34,400                      1,672,700
      Solectron Corp(a)                                       52,000                      2,072,200
===================================================================================================
                                                                                         11,337,200
6.24  ELECTRONICS -- SEMICONDUCTORS
      Applied Micro Circuits(a)                               44,100                      3,241,350
      Oak Technology(a)                                       65,900                        535,437
      SDL Inc(a)                                              21,400                      4,317,450
      Texas Instruments                                       37,800                      1,655,640
      Xilinx Inc(a)                                           25,500                      1,377,000
===================================================================================================
                                                                                         11,126,877
5.82  ENTERTAINMENT
      AOL Time Warner(a)                                      44,130                      2,319,473

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Gemstar-TV Guide International(a)                      105,900                $     5,486,944
      Viacom Inc Class B Shrs(a)                              46,500                      2,566,800
===================================================================================================
                                                                                         10,373,217
2.20  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                                    38,900                      1,957,156
      KLA-Tencor Corp(a)                                      20,400                        935,850
      Novellus Systems(a)                                     10,500                        507,937
      Teradyne Inc(a)                                         11,700                        512,694
===================================================================================================
                                                                                          3,913,637
5.15  FINANCIAL -- DIVERSIFIED
      Citigroup Inc                                          132,796                      7,432,592
      Freddie Mac                                             28,600                      1,744,600
===================================================================================================
                                                                                          9,177,192
3.91  HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
      Baxter International                                    42,700                      3,752,476
      Waters Corp(a)                                          43,700                      3,213,261
===================================================================================================
                                                                                          6,965,737
0.52  HEALTH CARE -- SERVICES
      Cardinal Health                                          9,700                        924,410
===================================================================================================
9.22  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Allergan Inc                                            16,100                      1,316,175
      ALZA Corp(a)                                            35,500                      1,469,700
      American Home Products                                  17,300                      1,022,430
      Elan Corp PLC Sponsored ADR Representing Ord Shrs(a)    57,000                      2,861,400
      Forest Laboratories(a)                                  22,400                      1,499,904
      King Pharmaceuticals(a)                                 36,500                      1,653,815
      Pfizer Inc                                              87,126                      3,933,739
      Pharmacia Corp                                          17,100                        957,942
      Teva Pharmaceutical Industries Ltd Sponsored ADR
        Representing Ord Shrs                                 32,000                      1,724,000
===================================================================================================
                                                                                         16,439,105
2.52  INSURANCE -- MULTI-LINE
      American International Group                            52,837                      4,492,202
===================================================================================================
1.92  INSURANCE BROKERS
      Marsh & McLennan                                        31,700                      3,428,355
===================================================================================================
3.14  INVESTMENT BANK/BROKER FIRM
      Lehman Brothers Holdings                                11,100                        913,308
      Merrill Lynch & Co                                      36,800                      2,668,000
      Schwab (Charles) Corp                                   76,300                      2,015,083
===================================================================================================
                                                                                          5,596,391
5.03  MANUFACTURING -- DIVERSIFIED
      Corning Inc                                             78,100                      4,429,051
      Tyco International Ltd                                  73,800                      4,546,080
===================================================================================================
                                                                                          8,975,131
8.57  NATURAL GAS
      Dynegy Inc Class A Shrs                                 75,000                      3,652,500
      El Paso Energy                                         154,600                      9,724,340

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Enron Corp                                              23,755                $     1,900,400
===================================================================================================
                                                                                         15,277,240
1.75  OIL & GAS -- EXPLORATION & PRODUCTION
      Anadarko Petroleum                                      20,500                      1,166,450
      Apache Corp                                             20,400                      1,175,040
      Barrett Resources(a)                                    17,000                        773,500
===================================================================================================
                                                                                          3,114,990
0.96  RESTAURANTS
      Starbucks Corp(a)                                       34,400                      1,717,850
===================================================================================================
0.54  RETAIL -- DRUG STORES
      CVS Corp                                                16,300                        964,960
===================================================================================================
1.04  SERVICES -- ADVERTISING & MARKETING
      TMP Worldwide(a)                                        29,300                      1,844,069
===================================================================================================
0.95  SERVICES -- COMPUTER SYSTEMS
      VeriSign Inc(a)                                         23,000                      1,690,500
===================================================================================================
0.56  TELEPHONE
      XO Communications Class A Shrs(a)                       40,700                      1,002,238
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $165,099,663)
       (Cost for Income Tax Purposes $171,314,321)                                  $   178,276,948
===================================================================================================

INVESCO ENDEAVOR FUND
99.79 COMMON STOCKS
4.55  BIOTECHNOLOGY -- HEALTH CARE
      Genentech Inc(a)                                        73,800                $     4,372,650
      Invitrogen Corp(a)                                      90,845                      6,767,953
      MedImmune Inc(a)                                        74,710                      2,969,723
===================================================================================================
                                                                                         14,110,326
4.96  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      CIENA Corp(a)                                           35,210                      3,171,101
      Corvis Corp(a)                                          69,500                      1,502,937
      Finisar Corp(a)                                         46,800                      1,702,350
      JDS Uniphase(a)                                         92,000                      5,042,750
      QUALCOMM Inc(a)                                         47,400                      3,984,563
===================================================================================================
                                                                                         15,403,701
5.50  COMPUTER SOFTWARE & SERVICES
      BEA Systems(a)                                          77,000                      5,077,187
      i2 Technologies(a)                                     106,870                      5,410,294
      Mercury Interactive(a)                                  31,695                      2,753,503
      Openwave Systems(a)                                     14,785                      1,023,861
      Siebel Systems(a)                                       42,300                      2,805,019
===================================================================================================
                                                                                         17,069,864
2.45  COMPUTER SYSTEMS
      Brocade Communications Systems(a)                       84,150                      7,599,797
===================================================================================================
7.27  COMPUTERS -- NETWORKING
      Extreme Networks(a)                                    110,900                      5,281,612

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Juniper Networks(a)                                     86,190                $     9,130,753
      ONI Systems(a)                                          58,300                      3,235,650
      Redback Networks(a)                                     65,345                      3,128,392
      Sycamore Networks(a)                                    50,500                      1,780,125
===================================================================================================
                                                                                         22,556,532
5.81  COMPUTERS -- PERIPHERALS
      EMC Corp(a)                                             93,000                      7,067,070
      Palm Inc(a)                                            404,159                     10,962,813
===================================================================================================
                                                                                         18,029,883
8.44  ELECTRONICS-- SEMICONDUCTORS
      Analog Devices(a)                                       59,200                      3,705,920
      Applied Micro Circuits(a)                               72,680                      5,341,980
      Cypress Semiconductor(a)                                87,765                      2,398,617
      Maxim Integrated Products(a)                           113,000                      6,900,063
      New Focus(a)                                            52,300                      3,147,806
      SDL Inc(a)                                               3,600                        726,300
      TranSwitch Corp(a)                                      14,200                        699,350
      Xilinx Inc(a)                                           60,680                      3,276,720
===================================================================================================
                                                                                         26,196,756
7.69  ENTERTAINMENT
      AOL Time Warner(a)                                     454,300                     23,878,008
===================================================================================================
3.17  FINANCIAL -- DIVERSIFIED
      Citigroup Inc                                          175,560                      9,826,093
===================================================================================================
8.31  HEALTH CARE DRUGS -- PHARMACEUTICALS
      ALZA Corp(a)                                            70,000                      2,898,000
      Andrx Group(a)                                          63,170                      4,161,324
      Forest Laboratories(a)                                  32,200                      2,156,112
      Pfizer Inc                                             226,750                     10,237,763
      Teva Pharmaceutical Industries Ltd Sponsored ADR
        Representing Ord Shrs                                117,480                      6,329,235
===================================================================================================
                                                                                         25,782,434
2.96  INSURANCE BROKERS
      Marsh & McLennan                                        85,060                      9,199,239
===================================================================================================
3.02  INVESTMENT BANK/BROKER FIRM
      Merrill Lynch & Co                                      46,800                      3,393,000
      Morgan Stanley Dean Witter & Co                         70,535                      5,977,841
===================================================================================================
                                                                                          9,370,841
3.43  MANUFACTURING -- DIVERSIFIED
      Corning Inc                                            187,940                     10,658,077
===================================================================================================
0.61  NATURAL GAS
      El Paso Energy                                          30,000                      1,887,000
===================================================================================================
6.09  OIL & GAS -- DRILLING & EQUIPMENT
      Cooper Cameron(a)                                       50,615                      3,251,001
      Nabors Industries(a)                                   175,195                     10,338,257
      Smith International(a)                                  69,950                      5,323,195
===================================================================================================
                                                                                         18,912,453

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.38  OIL & GAS-- EXPLORATION & PRODUCTION
      Apache Corp                                             10,200                $       587,520
      Barrett Resources(a)                                    13,200                        600,600
===================================================================================================
                                                                                          1,188,120
1.51  RETAIL -- COMPUTERS & ELECTRONICS
      RadioShack Corp                                         85,185                      4,688,582
===================================================================================================
2.03  RETAIL -- GENERAL MERCHANDISE
      Target Corp                                             87,000                      3,304,260
      Wal-Mart Stores                                         53,000                      3,010,400
===================================================================================================
                                                                                          6,314,660
4.10  RETAIL -- SPECIALTY
      eBay Inc(a)                                            257,605                     12,719,247
===================================================================================================
4.89  SERVICES -- COMPUTER SYSTEMS
      Ariba Inc(a)                                           119,700                      4,466,306
      VeriSign Inc(a)                                        145,640                     10,704,540
===================================================================================================
                                                                                         15,170,846
2.39  SERVICES -- DATA PROCESSING
      IntraNet Solutions(a)                                  154,380                      7,419,889
===================================================================================================
3.89  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                  240,635                      8,256,788
      Vodafone Group PLC Sponsored ADR Representing
        10 Ord Shrs                                          109,300                      3,822,221
===================================================================================================
                                                                                         12,079,009
4.24  TELECOMMUNICATIONS -- LONG DISTANCE
      Exodus Communications(a)                               314,400                      8,370,900
      Level 3 Communications(a)                              117,400                      4,776,713
===================================================================================================
                                                                                         13,147,613
2.10  TELEPHONE
      CTC Communications Group(a)                            121,200                      1,704,375
      McLeodUSA Inc Class A Shrs(a)                           87,100                      1,627,681
      Time Warner Telecom Class A Shrs(a)                     41,800                      3,179,413
===================================================================================================
                                                                                          6,511,469
      TOTAL COMMON STOCKS (COST $304,903,465)                                           309,720,439
===================================================================================================
0.21  PREFERRED STOCKS
0.21  COMMUNICATIONS-- EQUIPMENT & MANUFACTURING
      Calient Networks, Pfd, Series D Shrs(a)(f)
        (Cost $648,056)                                       89,696                        648,056
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $305,551,521)
       (Cost for Income Tax Purposes $310,280,485)                                  $   310,368,495
===================================================================================================

S&P 500 INDEX FUND
97.54 COMMON STOCKS(d)
1.37  AEROSPACE & DEFENSE
      Boeing Co                                                8,356                $       488,826
      General Dynamics                                         1,734                        123,079
      Goodrich (B F) Co                                          810                         29,160
      Honeywell International                                  7,436                        351,351

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Lockheed Martin                                          4,056                $       140,662
      Northrop Grumman                                           618                         53,568
      Raytheon Co Class B Shrs                                 3,047                        107,224
      United Technologies                                      4,506                        337,860
===================================================================================================
                                                                                          1,631,730
0.10  AIR FREIGHT
      FedEx Corp(a)                                            2,532                        114,902
===================================================================================================
0.24  AIRLINES
      AMR Corp(a)                                              1,420                         55,508
      Delta Air Lines                                          1,098                         51,848
      Southwest Airlines                                       4,844                        151,763
      US Airways Group(a)                                        613                         27,493
===================================================================================================
                                                                                            286,612
0.25  ALUMINUM
      Alcoa Inc                                                8,100                        297,594
===================================================================================================
0.20  AUTO PARTS & EQUIPMENT
      AutoZone Inc(a)                                          1,121                         29,180
      Cooper Tire & Rubber                                       611                          8,022
      Cummins Engine                                             300                         11,256
      Dana Corp                                                1,407                         26,283
      Genuine Parts                                            1,425                         36,138
      Goodyear Tire & Rubber                                   1,403                         36,885
      Johnson Controls                                           712                         46,266
      TRW Inc                                                  1,117                         40,614
===================================================================================================
                                                                                            234,644
0.82  AUTOMOBILES
      Ford Motor                                              18,317                        516,356
      General Motors                                           5,464                        293,417
      Harley-Davidson Inc                                      2,800                        127,092
      Navistar International(a)                                  400                         11,108
      PACCAR Inc                                                 600                         30,225
===================================================================================================
                                                                                            978,198
2.55  BANKS -- MONEY CENTER
      Bank of America                                         15,889                        855,146
      First Union                                              9,222                        312,902
      JP Morgan Chase & Co                                    18,603                      1,022,979
      Wells Fargo & Co                                        16,366                        843,013
===================================================================================================
                                                                                          3,034,040
3.29  BANKS -- REGIONAL
      AmSouth Bancorp                                          3,350                         58,055
      Bank of New York                                         6,894                        377,309
      Bank One                                                11,043                        432,886
      BB&T Corp                                                3,580                        131,135
      Comerica Inc                                             1,703                        102,691
      Fifth Third Bancorp                                      4,499                        266,566
      Firstar Corp                                             9,291                        219,268
      FleetBoston Financial                                    8,878                        384,773
      Huntington Bancshares                                    2,441                         37,683
      KeyCorp                                                  4,188                        111,652

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Mellon Financial                                         4,434                $       206,624
      National City                                            5,780                        163,285
      Northern Trust                                           2,200                        169,400
      Old Kent Financial                                       1,150                         50,014
      PNC Financial Services Group                             2,600                        192,452
      Regions Financial                                        2,000                         59,500
      SouthTrust Corp                                          1,400                         62,125
      State Street                                             1,506                        170,073
      Summit Bancorp                                           1,600                         69,984
      SunTrust Banks                                           2,638                        176,482
      Synovus Financial                                        2,686                         74,322
      Union Planters                                           1,100                         42,196
      US Bancorp                                               7,383                        218,168
      Wachovia Corp                                            2,034                        138,210
===================================================================================================
                                                                                          3,914,853
0.37  BEVERAGES -- ALCOHOLIC
      Anheuser-Busch Cos                                       8,844                        383,476
      Brown-Forman Corp Class B Shrs                             600                         39,720
      Coors (Adolph) Co Class B Shrs                             200                         13,910
===================================================================================================
                                                                                            437,106
1.77  BEVERAGES -- NON-ALCOHOLIC
      Coca-Cola Co                                            24,224                      1,404,992
      Coca-Cola Enterprises                                    4,000                         80,840
      PepsiCo Inc                                             14,096                        621,211
===================================================================================================
                                                                                          2,107,043
0.93  BIOTECHNOLOGY -- HEALTH CARE
      Amgen Inc(a)                                            10,048                        706,500
      Applera Corp-Applied Biosystems Group                    2,100                        176,400
      Biogen Inc(a)                                            1,200                         77,400
      Chiron Corp(a)                                           1,600                         67,100
      MedImmune Inc(a)                                         1,900                         75,525
===================================================================================================
                                                                                          1,102,925
0.30  BROADCASTING
      Clear Channel Communications(a)                          5,503                        358,851
===================================================================================================
0.31  BUILDING MATERIALS
      Crane Co                                                   450                         12,361
      Lowe's Cos                                               3,430                        183,334
      Masco Corp                                               4,016                         96,384
      Sherwin-Williams Co                                      1,424                         38,234
      Vulcan Materials                                           800                         36,384
===================================================================================================
                                                                                            366,697
0.32  CABLE
      Comcast Corp Special Class A Shrs(a)                     8,798                        376,664
===================================================================================================
0.30  CHEMICALS
      Dow Chemical                                             6,447                        221,132
      PPG Industries                                           1,617                         74,673
      Union Carbide                                            1,217                         63,223
===================================================================================================
                                                                                            359,028

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.46  CHEMICALS -- DIVERSIFIED
      du Pont (E I) de Nemours & Co                           10,722                $       468,659
      Rohm & Haas                                              2,176                         78,118
===================================================================================================
                                                                                            546,777
0.22  CHEMICALS -- SPECIALTY
      Air Products & Chemicals                                 2,044                         77,202
      Eastman Chemical                                           611                         28,540
      Englehard Corp                                           1,220                         27,511
      Great Lakes Chemical                                       400                         13,520
      Hercules Inc                                             1,013                         14,486
      Praxair Inc                                              1,422                         63,037
      Sigma-Aldrich Corp                                         814                         32,255
===================================================================================================
                                                                                            256,551
0.08  COMMERCIAL FINANCE
      CIT Group Class A Shrs                                   2,300                         54,027
      Moody's Corp                                             1,524                         42,672
===================================================================================================
                                                                                             96,699
3.44  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      ADC Telecommunications(a)                                7,200                        104,850
      Advanced Micro Devices(a)                                2,940                         72,324
      Andrew Corp(a)                                             613                         12,145
      Avaya Inc(a)                                             2,658                         46,515
      Comverse Technology(a)                                   1,600                        181,300
      JDS Uniphase(a)                                          9,100                        498,794
      Lucent Technologies                                     32,599                        606,341
      Motorola Inc                                            21,308                        486,035
      Nortel Networks                                         30,188                      1,154,087
      QUALCOMM Inc(a)                                          7,100                        596,844
      Scientific-Atlanta Inc                                   1,322                         79,320
      Tellabs Inc(a)                                           3,938                        255,232
===================================================================================================
                                                                                          4,093,787
5.23  COMPUTER SOFTWARE & SERVICES
      Adobe Systems                                            2,340                        102,229
      Autodesk Inc                                               400                         14,750
      BMC Software(a)                                          2,400                         69,750
      BroadVision Inc(a)                                       2,600                         34,937
      Citrix Systems(a)                                        1,800                         64,575
      Computer Associates International                        5,476                        197,191
      Compuware Corp(a)                                        3,300                         41,044
      Intuit Inc(a)                                            1,900                         75,050
      Mercury Interactive(a)                                     700                         60,813
      Microsoft Corp(a)                                       52,070                      3,179,524
      Oracle Corp(a)                                          54,564                      1,589,177
      Parametric Technology(a)                                 2,436                         36,236
      PeopleSoft Inc(a)                                        2,547                        104,427
      Sabre Holdings                                           1,037                         45,099
      Siebel Systems(a)                                        4,100                        271,881
      VERITAS Software(a)                                      3,600                        341,550
===================================================================================================
                                                                                          6,228,233

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

1.02  COMPUTER SYSTEMS
      Apple Computer(a)                                        2,836                $        61,328
      Compaq Computer                                         16,585                        393,230
      Dell Computer(a)                                        25,212                        658,663
      Gateway Inc(a)                                           3,200                         67,968
      NCR Corp(a)                                                800                         38,208
===================================================================================================
                                                                                          1,219,397
3.11  COMPUTERS -- HARDWARE
      Hewlett-Packard Co                                      19,266                        707,833
      International Business Machines                         17,076                      1,912,512
      Lexmark International Class A Shrs(a)                    1,300                         74,750
      Sun Microsystems(a)                                     31,416                        960,152
      Unisys Corp(a)                                           2,725                         46,734
===================================================================================================
                                                                                          3,701,981
2.40  COMPUTERS -- NETWORKING
      Adaptec Inc(a)                                             800                         11,700
      Cabletron Systems(a)                                     1,522                         31,353
      Cisco Systems(a)                                        70,264                      2,630,509
      Network Appliance(a)                                     3,000                        160,875
      Novell Inc(a)                                            3,249                         28,023
===================================================================================================
                                                                                          2,862,460
1.48  COMPUTERS -- PERIPHERALS
      EMC Corp(a)                                             21,304                      1,618,891
      Palm Inc(a)                                              5,327                        144,495
===================================================================================================
                                                                                          1,763,386
0.30  CONGLOMERATES
      Fortune Brands                                           1,424                         45,582
      National Service Industries                                300                          7,560
      Unilever NV New York Registered Shrs                     5,453                        308,422
===================================================================================================
                                                                                            361,564
0.85  CONSUMER FINANCE
      American Express                                        13,015                        613,006
      Countrywide Credit Industries                              915                         44,112
      Household International                                  4,552                        261,649
      USA Education                                            1,400                         87,962
===================================================================================================
                                                                                          1,006,729
0.01  CONTAINERS -- METAL & GLASS
      Ball Corp                                                  200                          7,992
      Tupperware Corp                                            400                          8,424
===================================================================================================
                                                                                             16,416
0.06  CONTAINERS -- PAPER
      Bemis Inc                                                  400                         13,204
      Pactiv Corp(a)                                           1,424                         16,832
      Sealed Air(a)                                              819                         26,069
      Temple-Inland Inc                                          400                         20,396
===================================================================================================
                                                                                             76,501
0.01  DISTRIBUTION -- FOOD & HEALTH
      SUPERVALU Inc                                            1,200                         16,080
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

2.16  ELECTRIC UTILITIES
      AES Corp(a)                                              4,700                $       270,861
      Allegheny Energy                                         1,000                         45,630
      Ameren Corp                                              1,314                         53,585
      American Electric Power                                  2,803                        121,230
      Calpine Corp(a)                                          2,500                         99,775
      Cinergy Corp                                             1,422                         43,158
      CMS Energy                                               1,000                         29,500
      Consolidated Edison                                      1,954                         68,273
      Constellation Energy Group                               1,421                         56,399
      Dominion Resources                                       2,367                        146,281
      DTE Energy                                               1,420                         50,112
      Duke Energy                                              7,072                        258,623
      Edison International                                     2,953                         39,393
      Entergy Corp                                             2,134                         75,586
      Exelon Corp                                              2,857                        172,877
      FirstEnergy Corp                                         2,032                         56,591
      FPL Group                                                1,519                         88,102
      GPU Inc                                                  1,117                         35,778
      Niagara Mohawk Holdings(a)                               1,420                         24,609
      NiSource Inc                                             2,051                         55,172
      PG&E Corp                                                3,461                         49,319
      Pinnacle West Capital                                      700                         30,219
      PPL Corp                                                 1,323                         55,500
      Progress Energy                                          2,414                         99,457
      Public Service Enterprise Group                          1,932                         79,038
      Reliant Energy                                           2,840                        107,068
      Southern Co                                              6,496                        189,553
      TXU Corp                                                 2,362                         89,118
      Xcel Energy                                              3,340                         85,070
===================================================================================================
                                                                                          2,575,877
4.78  ELECTRICAL EQUIPMENT
      Agilent Technologies(a)                                  4,259                        232,328
      American Power Conversion(a)                             1,600                         26,200
      Emerson Electric                                         4,191                        318,516
      General Electric                                        96,647                      4,445,762
      Grainger (W W) Inc                                         726                         28,590
      Jabil Circuit(a)                                         1,800                         69,300
      Molex Inc                                                1,775                         77,102
      Power-One Inc(a)                                           600                         28,238
      Rockwell International                                   1,737                         81,952
      Sanmina Corp(a)                                          2,800                        136,150
      Solectron Corp(a)                                        6,100                        243,085
      Thomas & Betts                                             400                          7,776
===================================================================================================
                                                                                          5,694,999
0.11  ELECTRONICS -- INSTRUMENTATION
      PerkinElmer Inc                                            300                         29,247
      Symbol Technologies                                      1,300                         61,490
      Tektronix Inc                                              900                         34,650
===================================================================================================
                                                                                            125,387

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

4.22  ELECTRONICS -- SEMICONDUCTORS
      Altera Corp(a)                                           3,600                $       108,900
      Analog Devices(a)                                        3,200                        200,320
      Applied Micro Circuits(a)                                2,800                        205,800
      Broadcom Corp Class A Shrs(a)                            2,300                        252,856
      Conexant Systems(a)                                      2,000                         36,125
      Intel Corp                                              65,696                      2,430,752
      Linear Technology                                        3,000                        187,875
      LSI Logic(a)                                             2,840                         70,404
      Maxim Integrated Products(a)                             2,500                        152,656
      Micron Technology(a)                                     5,360                        245,327
      National Semiconductor(a)                                1,723                         49,450
      QLogic Corp(a)                                             800                         70,400
      Texas Instruments                                       16,924                        741,271
      Vitesse Semiconductor(a)                                 1,600                        113,700
      Xilinx Inc(a)                                            2,900                        156,600
===================================================================================================
                                                                                          5,022,436
0.02  ENGINEERING & CONSTRUCTION
      Fluor Corp                                                 612                         19,853
      McDermott International                                    400                          5,640
===================================================================================================
                                                                                             25,493
3.21  ENTERTAINMENT
      AOL Time Warner(a)                                      41,754                      2,194,590
      Disney (Walt) Co                                        20,329                        619,018
      Viacom Inc Class B Shrs(a)                              14,806                        817,291
      Yahoo! Inc(a)                                            5,300                        197,756
===================================================================================================
                                                                                          3,828,655
0.50  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                                     7,902                        397,569
      KLA-Tencor Corp(a)                                       1,524                         69,914
      Novellus Systems(a)                                      1,300                         62,888
      Teradyne Inc(a)                                          1,600                         70,112
===================================================================================================
                                                                                            600,483
3.91  FINANCIAL -- DIVERSIFIED
      Ambac Financial Group                                    1,000                         55,710
      Capital One Financial                                    1,900                        119,738
      Citigroup Inc                                           49,008                      2,742,978
      Fannie Mae                                               9,797                        726,741
      Franklin Resources                                       2,200                        102,872
      Freddie Mac                                              6,456                        393,816
      MBIA Inc                                                   812                         58,204
      MBNA Corp                                                8,343                        301,933
      Providian Financial                                      2,738                        159,762
===================================================================================================
                                                                                          4,661,754
1.16  FOODS
      Archer-Daniels-Midland Co                                6,063                         90,521
      Campbell Soup                                            4,000                        131,600
      ConAgra Foods                                            5,066                        118,544
      General Mills                                            2,508                        105,085
      Heinz (H J) Co                                           3,141                        137,544

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Hershey Foods                                            1,094                $        65,093
      Kellogg Co                                               3,870                        101,394
      Quaker Oats                                              1,219                        115,805
      Ralston Purina Group                                     2,710                         84,444
      Sara Lee                                                 8,030                        170,557
      SYSCO Corp                                               6,348                        170,888
      Wrigley (William) Jr Co                                  1,076                         94,042
===================================================================================================
                                                                                          1,385,517
0.12  FOOTWEAR
      NIKE Inc Class B Shrs                                    2,391                        131,553
      Reebok International Ltd(a)                                400                         10,896
===================================================================================================
                                                                                            142,449
0.03  GAMING
      Harrah's Entertainment(a)                                1,014                         29,791
===================================================================================================
0.12  GOLD & PRECIOUS METALS MINING
      Barrick Gold                                             3,552                         54,949
      Freeport McMoRan Copper & Gold Class B Shrs(a)           1,227                         14,356
      Homestake Mining                                         2,520                         12,474
      Newmont Mining                                           1,822                         28,150
      Placer Dome                                              3,233                         28,547
===================================================================================================
                                                                                            138,476
0.03  HARDWARE & TOOLS
      Snap-on Inc                                                400                         11,800
      Stanley Works                                              712                         24,436
===================================================================================================
                                                                                             36,236
1.13  HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
      Bard (C R) Inc                                             300                         13,872
      Bausch & Lomb                                              400                         18,728
      Baxter International                                     2,784                        244,658
      Becton Dickinson & Co                                    2,234                         76,805
      Biomet Inc                                               1,474                         49,655
      Boston Scientific(a)                                     3,856                         64,627
      Guidant Corp(a)                                          2,894                        143,253
      Medtronic Inc                                           11,416                        616,464
      St Jude Medical(a)                                         713                         43,493
      Stryker Corp                                             1,700                         76,840
===================================================================================================
                                                                                          1,348,395
0.91  HEALTH CARE -- SERVICES
      Aetna Inc(a)                                             1,298                         49,623
      Cardinal Health                                          2,619                        249,591
      HCA-Healthcare Corp                                      5,390                        201,640
      HEALTHSOUTH Corp(a)                                      3,455                         51,652
      Humana Inc(a)                                            1,423                         17,005
      IMS Health                                               2,612                         65,875
      Manor Care(a)                                              800                         15,400
      McKesson HBOC                                            2,486                         81,218
      Quintiles Transnational(a)                                 900                         19,800
      Tenet Healthcare(a)                                      2,900                        126,498

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      UnitedHealth Group                                       3,048                $       171,938
      Wellpoint Health Networks(a)                               400                         38,588
===================================================================================================
                                                                                          1,088,828
9.38  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Abbott Laboratories                                     15,104                        677,565
      Allergan Inc                                             1,100                         89,925
      ALZA Corp(a)                                             2,184                         90,418
      American Home Products                                  12,454                        736,031
      Bristol-Myers Squibb                                    19,106                      1,182,470
      Forest Laboratories(a)                                   1,600                        107,136
      Johnson & Johnson                                       13,583                      1,264,985
      King Pharmaceuticals(a)                                  1,500                         67,965
      Lilly (Eli) & Co                                        11,028                        869,006
      Longs Drug Stores                                          300                          7,356
      Merck & Co                                              22,474                      1,846,913
      Pfizer Inc                                              61,598                      2,781,150
      Pharmacia Corp                                          12,269                        687,309
      Schering-Plough Corp                                    14,262                        718,805
      Watson Pharmaceuticals(a)                                  900                         46,854
===================================================================================================
                                                                                         11,173,888
0.03  HOMEBUILDING
      Centex Corp                                                400                         16,336
      KB Home                                                    300                          9,603
      Pulte Corp                                                 300                         10,350
===================================================================================================
                                                                                             36,289
0.08  HOUSEHOLD FURNISHINGS & APPLIANCES
      Leggett & Platt                                          1,600                         33,600
      Maytag Corp                                                713                         24,955
      Whirlpool Corp                                             600                         31,494
===================================================================================================
                                                                                             90,049
1.16  HOUSEHOLD PRODUCTS
      Black & Decker                                             713                         31,907
      Clorox Co                                                2,136                         72,090
      Colgate-Palmolive Co                                     5,388                        323,711
      Newell Rubbermaid                                        2,353                         64,002
      Procter & Gamble                                        12,382                        889,523
===================================================================================================
                                                                                          1,381,233
0.50  INSURANCE -- LIFE & HEALTH
      AFLAC Inc                                                2,600                        153,348
      Conseco Inc                                              2,841                         47,956
      Jefferson-Pilot Corp                                       815                         53,872
      MetLife Inc                                              7,300                        239,586
      Torchmark Corp                                           1,020                         35,384
      UnumProvident Corp                                       2,130                         62,239
===================================================================================================
                                                                                            592,385
2.13  INSURANCE -- MULTI-LINE
      American General                                         2,460                        187,206
      American International Group                            22,755                      1,934,630
      CIGNA Corp                                               1,447                        160,834
      Cincinnati Financial                                     1,445                         51,388

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Hartford Financial Services Group                        2,056                $       126,444
      Lincoln National                                         1,634                         73,285
===================================================================================================
                                                                                          2,533,787
0.65  INSURANCE -- PROPERTY & CASUALTY
      Allstate Corp                                            6,864                        266,872
      Aon Corp                                                 2,515                         88,402
      Chubb Corp                                               1,459                        105,048
      Loews Corp                                                 876                         85,147
      MGIC Investment                                            875                         50,304
      Progressive Corp                                           619                         58,155
      SAFECO Corp                                              1,020                         25,500
      St Paul Cos                                              2,032                         97,577
===================================================================================================
                                                                                            777,005
0.23  INSURANCE BROKERS
      Marsh & McLennan                                         2,568                        277,729
===================================================================================================
1.81  INVESTMENT BANK/BROKER FIRM
      Bear Stearns                                               950                         58,615
      Lehman Brothers Holdings                                 2,400                        197,472
      Merrill Lynch & Co                                       7,938                        575,505
      Morgan Stanley Dean Witter & Co                         10,978                        930,386
      Price (T Rowe) Group                                     1,100                         42,900
      Schwab (Charles) Corp                                   13,483                        356,086
===================================================================================================
                                                                                          2,160,964
0.08  INVESTMENT COMPANIES
      Stilwell Financial                                       2,100                         91,266
===================================================================================================
0.05  IRON & STEEL
      Allegheny Technologies                                     762                         12,840
      Nucor Corp                                                 712                         29,477
      USX-US Steel Group                                         712                         11,136
      Worthington Industries                                     714                          6,854
===================================================================================================
                                                                                             60,307
0.16  LEISURE TIME
      Brunswick Corp                                             714                         13,944
      Carnival Corp                                            5,500                        177,430
===================================================================================================
                                                                                            191,374
0.17  LODGING -- HOTELS
      Hilton Hotels                                            3,535                         41,854
      Marriott International Class A Shrs                      2,168                        100,075
      Starwood Hotels & Resorts Worldwide Paired Certificates  1,700                         65,450
===================================================================================================
                                                                                            207,379
0.07  MACHINE TOOLS
      Danaher Corp                                             1,300                         83,824
===================================================================================================
0.36  MACHINERY -- DIVERSIFIED
      Briggs & Stratton                                          200                          8,464
      Caterpillar Inc                                          3,344                        147,872
      Cooper Industries                                          717                         32,186
      Deere & Co                                               2,066                         88,673
      Dover Corp                                               1,946                         80,564

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Ingersoll-Rand Co                                        1,523                $        67,484
      Timken Co                                                  400                          6,544
===================================================================================================
                                                                                            431,787
1.95  MANUFACTURING -- DIVERSIFIED
      Corning Inc                                              8,705                        493,661
      Eaton Corp                                                 611                         42,037
      FMC Corp(a)                                                200                         14,072
      Illinois Tool Works                                      2,787                        182,549
      ITT Industries                                             717                         28,572
      Minnesota Mining & Manufacturing                         3,768                        416,929
      Textron Inc                                              1,308                         66,708
      Thermo Electron(a)                                       1,721                         51,028
      Tyco International Ltd                                  16,766                      1,032,786
===================================================================================================
                                                                                          2,328,342
0.07  MANUFACTURING -- SPECIALIZED
      Millipore Corp                                             300                         16,650
      Pall Corp                                                1,118                         27,279
      Parker-Hannifin Corp                                     1,016                         44,501
===================================================================================================
                                                                                             88,430
0.14  METALS MINING
      Alcan Aluminum Ltd                                       3,132                        113,222
      Inco Ltd(a)                                              1,623                         25,789
      Phelps Dodge                                               679                         31,506
===================================================================================================
                                                                                            170,517
1.14  NATURAL GAS
      Dynegy Inc Class A Shrs                                  3,100                        150,970
      El Paso Energy                                           4,585                        288,396
      Enron Corp                                               7,318                        585,440
      KeySpan Corp                                             1,200                         45,360
      Kinder Morgan                                            1,000                         54,350
      NICOR Inc                                                  300                         10,698
      ONEOK Inc                                                  200                          8,938
      Peoples Energy                                             200                          7,348
      Sempra Energy                                            2,018                         41,107
      Williams Cos                                             4,310                        168,650
===================================================================================================
                                                                                          1,361,257
0.24  OFFICE EQUIPMENT & SUPPLIES
      Avery Dennison                                             914                         49,557
      Office Depot(a)                                          2,800                         28,056
      Pitney Bowes Inc                                         2,290                         80,081
      Staples Inc(a)                                           4,300                         71,219
      Xerox Corp                                               6,328                         51,700
===================================================================================================
                                                                                            280,613
4.59  OIL -- INTERNATIONAL INTEGRATED
      Amerada Hess                                               713                         49,482
      Chevron Corp                                             6,131                        510,590
      Conoco Inc Class B Shrs                                  5,995                        169,059
      Exxon Mobil                                             33,935                      2,855,630
      Occidental Petroleum                                     3,547                         80,552
      Phillips Petroleum                                       2,473                        144,992

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Royal Dutch Petroleum New York Registry 1.25
        Gldr Shrs                                             20,908                $     1,261,798
      Texaco Inc                                               5,177                        317,868
      USX-Marathon Group                                       2,889                         79,043
===================================================================================================
                                                                                          5,469,014
0.24  OIL & GAS -- DRILLING & EQUIPMENT
      Nabors Industries(a)                                     1,200                         70,812
      Noble Drilling(a)                                        1,300                         58,656
      Rowan Cos(a)                                               912                         24,898
      Transocean Sedco Forex                                   2,940                        133,623
===================================================================================================
                                                                                            287,989
0.44  OIL & GAS -- EXPLORATION & PRODUCTION
      Anadarko Petroleum                                       2,380                        135,422
      Apache Corp                                              1,013                         58,349
      Burlington Resources                                     2,125                         89,887
      Devon Energy                                             1,118                         61,266
      EOG Resources                                            1,100                         48,114
      Kerr-McGee Corp                                            816                         52,763
      Unocal Corp                                              2,162                         74,632
===================================================================================================
                                                                                            520,433
0.07  OIL & GAS -- REFINING & MARKETING
      Ashland Inc                                                600                         22,194
      Sunoco Inc                                                 700                         22,400
      Tosco Corp                                               1,300                         43,927
===================================================================================================
                                                                                             88,521
0.60  OIL WELL EQUIPMENT & SERVICES
      Baker Hughes                                             3,094                        127,937
      Halliburton Co                                           4,196                        172,833
      Schlumberger Ltd                                         5,425                        416,640
===================================================================================================
                                                                                            717,410
0.39  PAPER & FOREST PRODUCTS
      Boise Cascade                                              400                         13,172
      Georgia-Pacific Group                                    2,232                         68,991
      International Paper                                      4,392                        169,751
      Louisiana-Pacific Corp                                     815                          9,087
      Mead Corp                                                  815                         24,735
      Potlatch Corp                                              200                          6,530
      Westvaco Corp                                              814                         21,888
      Weyerhaeuser Co                                          2,031                        106,628
      Willamette Industries                                    1,016                         47,965
===================================================================================================
                                                                                            468,747
0.66  PERSONAL CARE
      Alberto-Culver Co Class B Shrs                             400                         15,524
      Avon Products                                            2,374                        100,420
      Gillette Co                                             10,236                        323,662
      International Flavors & Fragrances                         815                         17,987
      Kimberly-Clark Corp                                      5,076                        328,671
===================================================================================================
                                                                                            786,264
0.11  PHOTOGRAPHY & IMAGING
      Eastman Kodak                                            2,913                        127,065
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.15  POLLUTION CONTROL
      Allied Waste Industries(a)                               1,900                $        28,405
      Waste Management                                         5,953                        145,253
===================================================================================================
                                                                                            173,658
0.16  PUBLISHING
      American Greetings Class A Shrs                            410                          5,145
      Donnelley (R R) & Sons                                   1,120                         30,621
      Harcourt General                                           610                         35,026
      McGraw-Hill Cos                                          1,628                        103,948
      Meredith Corp                                              400                         14,120
===================================================================================================
                                                                                            188,860
0.33  PUBLISHING -- NEWSPAPERS
      Dow Jones & Co                                             713                         43,243
      Gannett Co                                               2,386                        151,272
      Knight-Ridder Inc                                          612                         35,625
      New York Times Class A Shrs                              1,326                         57,800
      Tribune Co                                               2,734                        110,208
===================================================================================================
                                                                                            398,148
0.30  RAILROADS
      Burlington Northern Santa Fe                             3,609                        110,471
      CSX Corp                                                 1,943                         59,261
      Norfolk Southern                                         3,653                         59,653
      Union Pacific                                            2,462                        130,437
===================================================================================================
                                                                                            359,822
0.47  RESTAURANTS
      Darden Restaurants                                       1,021                         22,064
      McDonald's Corp                                         12,804                        375,797
      Starbucks Corp(a)                                        1,800                         89,888
      Tricon Global Restaurants(a)                             1,321                         47,582
      Wendy's International                                      918                         22,014
===================================================================================================
                                                                                            557,345
0.91  RETAIL -- BUILDING SUPPLIES
      Home Depot                                              22,590                      1,088,838
===================================================================================================
0.18  RETAIL -- COMPUTERS & ELECTRONICS
      Best Buy(a)                                              1,800                         89,640
      Circuit City Stores-Circuit City Group                   2,028                         38,329
      RadioShack Corp                                          1,628                         89,605
===================================================================================================
                                                                                            217,574
0.53  RETAIL -- DEPARTMENT STORES
      Dillard's Inc Class A Shrs                                 815                         12,421
      Dollar General                                           2,997                         58,382
      Federated Department Stores(a)                           1,838                         81,901
      Kohl's Corp(a)                                           2,900                        205,900
      May Department Stores                                    2,628                        102,361
      Nordstrom Inc                                            1,100                         22,429
      Penney (J C) Co                                          2,464                         34,422
      Sears Roebuck & Co                                       3,057                        118,459
===================================================================================================
                                                                                            636,275

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.52  RETAIL -- DRUG STORES
      CVS Corp                                                 3,726                $       220,579
      Walgreen Co                                              9,846                        403,095
===================================================================================================
                                                                                            623,674
0.48  RETAIL -- FOOD CHAINS
      Albertson's Inc                                          3,766                        106,766
      Kroger Co(a)                                             8,034                        197,235
      Safeway Inc(a)                                           4,800                        243,216
      Winn-Dixie Stores                                        1,121                         22,285
===================================================================================================
                                                                                            569,502
2.62  RETAIL -- GENERAL MERCHANDISE
      Bed Bath & Beyond(a)                                     2,500                         66,406
      Consolidated Stores(a)                                   1,029                         13,377
      Costco Wholesale(a)                                      4,380                        202,575
      Kmart Corp(a)                                            4,668                         40,845
      Target Corp                                              8,472                        321,767
      Wal-Mart Stores                                         43,560                      2,474,208
===================================================================================================
                                                                                          3,119,178
0.15  RETAIL -- SPECIALTY
      Tiffany & Co                                             1,300                         48,724
      TJX Cos                                                  2,646                         82,026
      Toys "R" Us(a)                                           2,040                         53,856
===================================================================================================
                                                                                            184,606
0.29  RETAIL -- SPECIALTY-APPAREL
      Gap Inc                                                   8,294                       270,384
      Limited Inc                                               3,858                        79,706
===================================================================================================
                                                                                            350,090
0.32  SAVINGS & LOAN COMPANIES
      Charter One Financial                                     1,980                        55,915
      Golden West Financial                                     1,345                        72,011
      Washington Mutual                                         5,161                       249,018
===================================================================================================
                                                                                            376,944
0.21  SERVICES -- ADVERTISING & MARKETING
      Interpublic Group of Cos                                  2,736                       112,723
      Omnicom Group                                             1,443                       131,746
===================================================================================================
                                                                                            244,469
0.25  SERVICES -- COMMERCIAL & CONSUMER
      Block (H & R) Inc                                           715                        30,995
      Cendant Corp(a)                                           7,119                        91,194
      Convergys Corp(a)                                         1,300                        61,763
      Deluxe Corp                                                 611                        12,825
      Ecolab Inc                                                1,100                        45,705
      Robert Half International(a)                              1,600                        42,800
      Ryder System                                                500                         9,925
===================================================================================================
                                                                                            295,207
0.30  SERVICES -- COMPUTER SYSTEMS
      Computer Sciences(a)                                      1,402                        90,569
      Electronic Data Systems                                   4,500                       250,425

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Sapient Corp(a)                                          1,000                $        16,875
===================================================================================================
                                                                                            357,869
0.54  SERVICES -- DATA PROCESSING
      Automatic Data Processing                                6,084                        364,188
      Ceridian Corp(a)                                         1,322                         24,404
      Equifax Inc                                              1,421                         42,133
      First Data                                               3,560                        216,484
===================================================================================================
                                                                                            647,209
0.13  SERVICES -- PAYROLL PROCESSING
      Paychex Inc                                              3,400                        153,425
===================================================================================================
0.21  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Nextel Communications Class A Shrs(a)                    7,100                        243,619
===================================================================================================
1.65  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                               36,609                        878,250
      Global Crossing Ltd(a)                                   8,597                        189,306
      Qwest Communications International(a)                   16,137                        679,690
      Sprint Corp                                              8,664                        214,867
===================================================================================================
                                                                                          1,962,113
3.89  TELEPHONE
      ALLTEL Corp                                              2,970                        175,765
      BellSouth Corp                                          18,202                        767,214
      CenturyTel Inc                                           1,200                         37,656
      SBC Communications                                      33,072                      1,599,031
      Verizon Communications                                  26,315                      1,446,009
      WorldCom Inc(a)                                         28,077                        605,410
===================================================================================================
                                                                                          4,631,085
0.04  TEXTILES -- APPAREL MANUFACTURING
      Liz Claiborne                                              400                         19,700
      VF Corp                                                    917                         31,967
===================================================================================================
                                                                                             51,667
0.83  TOBACCO
      Philip Morris                                           21,692                        954,448
      UST Inc                                                  1,326                         33,813
===================================================================================================
                                                                                            988,261
0.07  TOYS
      Hasbro Inc                                               1,577                         18,735
      Mattel Inc                                               4,191                         62,278
===================================================================================================
                                                                                             81,013
0.08  TRUCKS & PARTS
      Delphi Automotive Systems                                5,330                         78,671
      Visteon Corp                                             1,242                         17,574
===================================================================================================
                                                                                             96,245
0.23  WIRELESS
      Sprint Corp-PCS Group Series 1 Shrs(a)                   9,082                        277,001
===================================================================================================
      TOTAL COMMON STOCKS (Cost $103,227,320)                                           116,209,789
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.00  OTHER SECURITIES
0.00  ELECTRIC UTILITIES
      Progress Energy Contingent Value Obligation(a)(c)(f)
        (CP&L Energy Shrs to be exchanged for Florida
        Progress Shrs at a rate between 1.1897 and 1.4543
        Shrs) (Cost $240)                                        700                $             0
===================================================================================================
2.46  SHORT-TERM INVESTMENTS
0.27  US GOVERNMENT OBLIGATIONS
      US Treasury Bills, 5/31/2001(e) (Amortized Cost
        $313,740)                                      $     320,000                        314,933
===================================================================================================
2.19  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2001 due 2/1/2001 at 5.580%,
        repurchased at $2,611,405 (Collateralized by
        US Treasury Inflationary Index Bonds, due
        4/15/2029 at 3.875%, value $2,675,015)
        (Cost $2,611,000)                              $   2,611,000                      2,611,000
===================================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $2,924,740)                                                       2,925,933
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $106,152,300)
       (Cost for Income Tax Purposes $111,157,512)                                  $   119,135,722
===================================================================================================

SMALL COMPANY GROWTH FUND
85.54 COMMON STOCKS
0.19  AGRICULTURAL PRODUCTS
      Eden Bioscience(a)                                     101,500                $     3,095,750
===================================================================================================
1.30  AIRLINES
      Atlantic Coast Airlines Holdings(a)                    190,700                      8,223,937
      Atlas Air(a)                                           375,000                     12,783,750
===================================================================================================
                                                                                         21,007,687
3.66  BANKS -- REGIONAL
      City National                                          450,180                     16,485,592
      Commerce Bancorp                                       267,400                     16,177,700
      Investors Financial Services                           211,400                     17,163,037
      Silicon Valley Bancshares(a)                           281,200                      9,139,000
===================================================================================================
                                                                                         58,965,329
7.56  BIOTECHNOLOGY -- HEALTH CARE
      Alkermes Inc(a)                                        261,700                      6,935,050
      Celgene Corp(a)                                        189,000                      5,244,750
      Cell Therapeutics(a)                                   302,700                     12,221,512
      Cephalon Inc(a)                                        309,700                     18,117,450
      Emisphere Technologies(a)                              211,100                      5,514,987
      Inhale Therapeutic Systems(a)                          149,800                      5,739,212
      Invitrogen Corp(a)                                     241,300                     17,976,850
      Medarex Inc(a)                                         357,500                     11,663,437
      MGI Pharma(a)                                          369,300                      7,593,731
      Myriad Genetics(a)                                     125,300                      9,037,263
      NPS Pharmaceuticals(a)                                 207,050                      8,372,585

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

      Protein Design Labs(a)                                  83,900                $     6,203,356
      Trimeris Inc(a)                                        142,700                      7,117,163
===================================================================================================
                                                                                        121,737,346
2.85  BROADCASTING
      Emmis Communications Class A Shrs(a)                   474,600                     17,589,862
      Entravision Communications Class A Shrs(a)             849,700                     14,529,870
      Pegasus Communications Class A Shrs(a)                 518,400                     13,770,000
===================================================================================================
                                                                                         45,889,732
0.47  CHEMICALS -- SPECIALTY
      Stericycle Inc(a)                                      235,300                      7,632,544
===================================================================================================
5.42  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Digital Lightwave(a)                                    92,600                      4,068,612
      DMC Stratex Networks(a)                                708,800                     12,005,300
      MetaSolv Inc(a)                                        356,360                      7,572,650
      Newport Corp                                           111,600                      9,109,350
      Oplink Communications(a)                               657,400                     13,106,913
      Polycom Inc(a)                                         283,700                      7,996,794
      REMEC Inc(a)                                           836,125                     11,496,719
      Tekelec(a)                                             614,100                     17,194,800
      ViaSat Inc(a)                                          270,600                      4,735,500
===================================================================================================
                                                                                         87,286,638
10.75 COMPUTER SOFTWARE & SERVICES
      Aspen Technology(a)                                    119,200                      4,671,150
      Blue Martini Software(a)                               508,000                      6,159,500
      Business Objects SA Sponsored ADR Representing
        Ord Shrs(a)                                          238,000                     17,359,125
      Concurrent Computer(a)                                 571,900                      3,896,069
      Digex Inc Class A Shrs(a)                              219,400                      6,019,787
      EXE Technologies(a)                                    480,100                      6,451,344
      Internap Network Services(a)                           503,300                      4,073,586
      IONA Technologies PLC Sponsored ADR Representing
        Ord Shrs(a)                                          418,200                     22,373,700
      Manugistics Group(a)                                   359,100                     18,229,936
      Mercury Interactive(a)                                  86,900                      7,549,437
      Netegrity Inc(a)                                       254,700                     15,664,050
      NetIQ Corp(a)                                          187,462                     14,715,767
      OTG Software(a)                                        302,800                      3,747,150
      Peregrine Systems(a)                                   595,900                     18,249,438
      Precise Software Solutions Ltd(a)                      212,700                      6,194,888
      SmartForce PLC Sponsored ADR Representing Ord Shrs(a)  444,300                     17,820,595
===================================================================================================
                                                                                        173,175,522
0.39  COMPUTER SYSTEMS
      Retek Inc(a)                                           186,700                      6,242,781
===================================================================================================
1.46  COMPUTERS -- NETWORKING
      Aeroflex Inc(a)                                        736,850                     19,158,100
      C-COR.net Corp(a)                                      366,200                      4,325,737
===================================================================================================
                                                                                         23,483,837
1.36  CONSUMER FINANCE
      AmeriCredit Corp(a)                                    621,100                     21,955,885
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.66  DISTRIBUTION-- CONSUMER PRODUCTS
      Performance Food Group(a)                              213,000                $    10,650,000
===================================================================================================
0.55  ELECTRICAL EQUIPMENT
      Technitrol Inc                                         169,600                      8,819,200
===================================================================================================
1.28  ELECTRONICS -- COMPONENT DISTRIBUTORS
      APW Limited(a)                                         380,200                     15,447,526
      Benchmark Electronics(a)                               178,400                      5,175,384
===================================================================================================
                                                                                         20,622,910
1.03  ELECTRONICS -- INSTRUMENTATION
      Anaren Microwave(a)                                    178,900                      9,392,250
      TTM Technologies(a)                                    465,600                      7,187,700
===================================================================================================
                                                                                         16,579,950
6.00  ELECTRONICS -- SEMICONDUCTORS
      Alpha Industries(a)                                    340,300                     10,209,000
      Cree Inc(a)                                            217,900                      7,517,550
      Elantec Semiconductor(a)                               190,900                      9,040,905
      Exar Corp(a)                                           285,260                     10,073,244
      New Focus(a)                                           314,100                     18,904,894
      Semtech Corp(a)                                        550,500                     15,895,688
      TranSwitch Corp(a)                                     324,500                     15,981,625
      Virata Corp(a)                                         270,600                      4,447,988
      Zoran Corp(a)                                          258,700                      4,591,925
===================================================================================================
                                                                                         96,662,819
0.32  ENGINEERING & CONSTRUCTION
      Dycom Industries(a)                                    241,675                      5,128,343
===================================================================================================
1.53  EQUIPMENT -- SEMICONDUCTOR
      AXT Inc(a)                                             439,700                     16,268,900
      Brooks Automation(a)                                   220,900                      8,366,587
===================================================================================================
                                                                                         24,635,487
1.12  GAMING
      Harrah's Entertainment(a)                              614,400                     18,051,072
===================================================================================================
2.30  HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
      DaVita Inc(a)                                          428,200                      8,371,310
      Laboratory Corp of America Holdings(a)                  74,500                     10,148,390
      Molecular Devices(a)                                   189,900                     14,266,237
      Specialty Laboratories(a)                              140,900                      4,219,955
===================================================================================================
                                                                                         37,005,892
0.17  HEALTH CARE -- MISCELLANEOUS
      Align Technology(a)                                    202,400                      2,732,400
===================================================================================================
4.59  HEALTH CARE -- SERVICES
      Albany Molecular Research(a)                           239,600                     11,440,900
      First Health Group(a)                                  309,200                     12,947,750
      Noven Pharmaceuticals(a)                               490,300                     19,642,644
      Professional Detailing(a)                               79,600                      8,226,163
      Province Healthcare(a)                                 543,550                     14,845,709
      Renal Care Group(a)                                    261,900                      6,825,769
===================================================================================================
                                                                                         73,928,935

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

3.47  HEALTH CARE DRUGS -- PHARMACEUTICALS
      Accredo Health(a)                                      296,050                $    14,173,394
      CIMA Labs(a)                                           151,300                      9,787,219
      DUSA Pharmaceuticals(a)                                281,930                      4,969,016
      King Pharmaceuticals(a)                                203,712                      9,230,191
      Inspire Pharmaceuticals(a)                              93,700                      1,253,237
      Medicis Pharmaceutical Class A Shrs(a)                 273,700                     16,558,850
===================================================================================================
                                                                                         55,971,907
0.66  INSURANCE -- PROPERTY & CASUALTY
      Fidelity National Financial                            320,800                     10,666,600
===================================================================================================
3.06  INVESTMENT BANK/BROKER FIRM
      Affiliated Managers Group(a)                           297,000                     18,265,500
      Raymond James Financial                                350,000                     13,468,000
      Waddell & Reed Financial Class A Shrs                  492,600                     17,516,856
===================================================================================================
                                                                                         49,250,356
0.51  IRON & STEEL
      Shaw Group(a)                                          181,900                      8,240,070
===================================================================================================
0.64  LEISURE TIME
      Intrawest Corp                                         401,200                      7,642,860
      Steiner Leisure Ltd(a)                                 160,900                      2,715,188
===================================================================================================
                                                                                         10,358,048
0.64  MANUFACTURING -- SPECIALIZED
      Millipore Corp                                         185,300                     10,284,150
===================================================================================================
5.45  OIL & GAS -- DRILLING & EQUIPMENT
      Atwood Oceanics(a)                                     387,700                     16,326,047
      Dril-Quip Inc(a)                                       273,900                      7,296,696
      Marine Drilling(a)                                     685,800                     20,231,100
      Precision Drilling(a)                                  569,500                     21,379,030
      Pride International(a)                                 610,900                     15,028,140
      Unit Corp(a)                                           423,700                      7,609,652
===================================================================================================
                                                                                         87,870,665
1.64  OIL & GAS -- EXPLORATION & PRODUCTION
      Energy Partners Ltd(a)                                  51,300                        656,127
      Evergreen Resources(a)                                 440,500                     13,875,750
      Louis Dreyfus Natural Gas(a)                           348,300                     11,877,030
===================================================================================================
                                                                                         26,408,907
1.43  OIL WELL EQUIPMENT & SERVICES
      Cal Dive International(a)                              369,300                      8,932,444
      Stolt Offshore SA(a)                                   830,100                      9,649,913
      Veritas DGC(a)                                         146,700                      4,402,467
===================================================================================================
                                                                                         22,984,824
0.38  PERSONAL CARE
      Playtex Products(a)                                    667,800                      6,190,506
===================================================================================================
0.72  POLLUTION CONTROL
      Waste Connections(a)                                   409,600                     11,596,800
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.65  RESTAURANTS
      California Pizza Kitchen(a)                            378,200                $    10,424,137
===================================================================================================
1.44  RETAIL -- COMPUTERS & ELECTRONICS
      Insight Enterprises(a)                                 786,250                     23,243,516
===================================================================================================
1.43  RETAIL -- SPECIALTY
      Callaway Golf                                          681,000                     14,668,740
      Cost Plus(a)                                           338,100                      8,431,369
===================================================================================================
                                                                                         23,100,109
1.10  RETAIL -- SPECIALTY-APPAREL
      American Eagle Outfitters(a)                           305,000                     17,651,875
===================================================================================================
2.22  SERVICES -- COMPUTER SYSTEMS
      Internet Security Systems(a)                           120,300                      8,548,819
      Henry (Jack) & Associates                              324,240                     14,793,450
      Plexus Corp(a)                                         264,100                     12,396,194
===================================================================================================
                                                                                         35,738,463
1.95  SERVICES -- DATA PROCESSING
      Documentum Inc(a)                                      366,200                     15,838,150
      IntraNet Solutions(a)                                  325,070                     15,623,677
===================================================================================================
                                                                                         31,461,827
1.87  SPECIALIZED SERVICES
      Corinthian Colleges(a)                                  95,500                      3,790,156
      Corporate Executive Board(a)                           219,600                      7,246,800
      Edison Schools(a)                                      340,100                     11,478,375
      University of Phoenix Online(a)                        195,700                      7,668,994
===================================================================================================
                                                                                         30,184,325
0.30  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      Leap Wireless International(a)                         114,800                      4,835,950
===================================================================================================
0.04  TELEPHONE
      Choice One Communications(a)                            38,200                        592,100
===================================================================================================
0.98  TEXTILES -- HOME FURNISHINGS
      Linens 'n Things(a)                                    440,200                     15,741,552
===================================================================================================
      TOTAL COMMON STOCKS (COST $1,208,253,178)                                       1,378,086,746
===================================================================================================
14.46 SHORT-TERM INVESTMENTS
9.93  COMMERCIAL PAPER
3.72  COMMERCIAL FINANCE
      CIT Group, Discount Notes, 5.750%, 2/1/2001      $  60,000,000                     60,000,000
===================================================================================================
6.21  CONSUMER FINANCE
      American Express Credit, 5.470%, 2/5/2001        $  50,000,000                     50,000,000
      Household Finance, 5.550%, 2/2/2001              $  50,000,000                     50,000,000
===================================================================================================
                                                                                        100,000,000
          TOTAL COMMERCIAL PAPER (Amortized Cost $160,000,000)                          160,000,000
===================================================================================================
3.68  INVESTMENT COMPANIES
      INVESCO Treasurer's Series Money Market Reserve
        Fund 5.783% (Cost $59,277,639)                    59,277,639                     59,277,639
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.85  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street
        dated 1/31/2001 due 2/1/2001 at 5.580%,
        repurchased at $13,667,118 (Collateralized by
        US Treasury Inflationary Index Bonds, due
        4/15/2029 at 3.875%, value $13,991,954)
        (Cost $13,665,000)                             $  13,665,000                $    13,665,000
===================================================================================================
      TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $232,942,639)                                                   232,942,639
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,441,195,817)
       (Cost for Income Tax Purposes $1,484,639,094)                                $ 1,611,029,385
===================================================================================================

VALUE EQUITY FUND
93.19 COMMON STOCKS
0.57  AEROSPACE & DEFENSE
      Northrop Grumman                                        16,000                $     1,386,880
===================================================================================================
0.93  AIRLINES
      Continental Airlines Class B Shrs(a)                    43,000                      2,242,450
===================================================================================================
1.18  ALUMINUM
      Alcoa Inc                                               78,100                      2,869,394
===================================================================================================
1.35  AUTOMOBILES
      Ford Motor                                             116,149                      3,274,240
===================================================================================================
4.58  BANKS -- MONEY CENTER
      Bank of America                                         77,864                      4,190,641
      Morgan (J P) Chase & Co                                 65,500                      3,601,845
      Wells Fargo & Co                                        64,200                      3,306,942
===================================================================================================
                                                                                         11,099,428
4.64  BANKS -- REGIONAL
      FleetBoston Financial                                  124,500                      5,395,830
      Mellon Financial                                        63,900                      2,977,740
      PNC Financial Services Group                            38,700                      2,864,574
===================================================================================================
                                                                                         11,238,144
1.19  BEVERAGES -- ALCOHOLIC
      Anheuser-Busch Cos                                      66,400                      2,879,104
===================================================================================================
0.92  BROADCASTING
      General Motors Class H Shrs(a)                          80,000                      2,238,400
===================================================================================================
1.10  BUILDING MATERIALS
      Lowe's Cos                                              50,000                      2,672,500
===================================================================================================
1.60  CABLE
      AT&T Corp-Liberty Media Group Class A Shrs(a)          105,000                      1,774,500
      Comcast Corp Special Class A Shrs(a)                    49,300                      2,110,656
===================================================================================================
                                                                                          3,885,156
1.01  CHEMICALS
      Dow Chemical                                            71,200                      2,442,160
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

0.78  CHEMICALS-- SPECIALTY
      Praxair Inc                                             42,700                $     1,892,891
===================================================================================================
0.82  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Lucent Technologies                                    107,400                      1,997,640
===================================================================================================
1.97  COMPUTER SOFTWARE & SERVICES
      Microsoft Corp(a)                                       78,100                      4,768,981
===================================================================================================
1.48  COMPUTER SYSTEMS
      Compaq Computer                                        151,600                      3,594,436
===================================================================================================
0.93  COMPUTERS -- HARDWARE
      International Business Machines                         20,000                      2,240,000
===================================================================================================
1.41  CONSUMER FINANCE
      Household International                                 59,600                      3,425,808
===================================================================================================
0.78  ELECTRIC UTILITIES
      Reliant Energy                                          50,000                      1,885,000
===================================================================================================
4.76  ELECTRICAL EQUIPMENT
      Emerson Electric                                        36,600                      2,781,600
      General Electric                                       131,600                      6,053,600
      SPX Corp(a)                                             27,000                      2,708,100
===================================================================================================
                                                                                         11,543,300
3.05  ELECTRONICS -- SEMICONDUCTORS
      Intel Corp                                             128,600                      4,758,200
      Texas Instruments                                       60,000                      2,628,000
===================================================================================================
                                                                                          7,386,200
8.56  FINANCIAL -- DIVERSIFIED
      Capital One Financial                                   40,500                      2,552,310
      Citigroup Inc                                          155,126                      8,682,402
      Fannie Mae                                              65,400                      4,851,372
      Freddie Mac                                             76,100                      4,642,100
===================================================================================================
                                                                                         20,728,184
10.00 HEALTH CARE DRUGS -- PHARMACEUTICALS
      American Home Products                                  50,900                      3,008,190
      Bristol-Myers Squibb                                    70,300                      4,350,867
      Johnson & Johnson                                       49,400                      4,600,622
      Merck & Co                                              27,700                      2,276,386
      Pfizer Inc                                             104,075                      4,698,986
      Pharmacia Corp                                          41,700                      2,336,034
      Schering-Plough Corp                                    58,400                      2,943,360
===================================================================================================
                                                                                         24,214,445
0.89  HOUSEHOLD FURNISHINGS & APPLIANCES
      Whirlpool Corp                                          41,200                      2,162,588
===================================================================================================
1.17  HOUSEHOLD PRODUCTS
      Procter & Gamble                                        39,600                      2,844,864
===================================================================================================
1.34  INSURANCE BROKERS
      Marsh & McLennan                                        30,000                      3,244,500
===================================================================================================

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

4.38  INSURANCE -- MULTI-LINE
      American General                                        53,700                $     4,086,570
      American International Group                            50,121                      4,261,287
      Lincoln National                                        50,500                      2,264,925
===================================================================================================
                                                                                         10,612,782
1.25  INSURANCE -- PROPERTY CASUALTY
      MGIC Investment                                         52,700                      3,029,723
===================================================================================================
2.43  INVESTMENT BANK/BROKER FIRM
      Lehman Brothers Holdings                                20,000                      1,645,600
      Morgan Stanley Dean Witter & Co                         50,000                      4,237,500
===================================================================================================
                                                                                          5,883,100
1.01  INVESTMENT COMPANIES
      Stilwell Financial                                      56,300                      2,446,798
===================================================================================================
3.29  MANUFACTURING -- DIVERSIFIED
      Illinois Tool Works                                     65,415                      4,284,683
      Tyco International Ltd                                  59,900                      3,689,840
===================================================================================================
                                                                                          7,974,523
1.01  METALS MINING
      Phelps Dodge                                            52,700                      2,445,280
===================================================================================================
7.49  OIL -- INTERNATIONAL INTEGRATED
      BP Amoco PLC Sponsored ADR Representing 6 Ord Shrs      52,520                      2,704,780
      Chevron Corp                                            45,000                      3,747,600
      Exxon Mobil                                             88,990                      7,488,509
      Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs  69,487                      4,193,540
===================================================================================================
                                                                                         18,134,429
0.85  PAPER & FOREST PRODUCTS
      Bowater Inc                                             39,000                      2,057,250
===================================================================================================
0.82  RAILROADS
      Union Pacific                                           37,300                      1,976,154
===================================================================================================
1.05  RESTAURANTS
      McDonald's Corp                                         86,400                      2,535,840
===================================================================================================
1.48  RETAIL -- GENERAL MERCHANDISE
      Target Corp                                             94,200                      3,577,716
===================================================================================================
1.66  SERVICES -- DATA PROCESSING
      First Data                                              66,300                      4,031,703
===================================================================================================
2.35  TELECOMMUNICATIONS -- LONG DISTANCE
      AT&T Corp                                               74,553                      1,788,527
      Qwest Communications International(a)                   57,903                      2,438,874
      Sprint Corp                                             58,700                      1,455,760
===================================================================================================
                                                                                          5,683,161
5.35  TELEPHONE
      SBC Communications                                      85,302                      4,124,352
      Verizon Communications                                  82,200                      4,516,890
      WorldCom Inc(a)                                        200,450                      4,322,203
===================================================================================================
                                                                                         12,963,445

                                                           SHARES OR
                                                           PRINCIPAL
%     DESCRIPTION                                             AMOUNT                          VALUE
---------------------------------------------------------------------------------------------------

1.76  TOBACCO
      Philip Morris                                           96,900                $     4,263,600
===================================================================================================
      TOTAL COMMON STOCKS (COST $174,377,985)                                           225,772,197
===================================================================================================
6.81  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        1/31/2001  due 2/1/2001 at 5.580%,
        repurchased at $16,506,558 (Collateralized
        by US Treasury Inflationary Index Bonds,
        due 4/15/2029 at 3.875%, value $16,901,883)
        (Cost $16,504,000)                             $  16,504,000                     16,504,000
===================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $190,881,985)
       (Cost for Income Tax Purposes $192,963,364)                                  $   242,276,197
===================================================================================================

(a)   Security is non-income producing.
(b)   Security is an affiliated company (See Notes).
(c)   Security has no market value at January 31, 2001.
(d) All common stock securities have been designated as collateral for futures contracts.
(e) Security has been designated as collateral for variation margin on futures contracts.
(f)   The following are restricted securities at January 31, 2001:


SCHEDULE OF RESTRICTED OR ILLIQUID
  SECURITIES

                                                                                VALUE AS
                                          ACQUISITION       ACQUISITION             % OF
DESCRIPTION                                   DATE(S)              COST       NET ASSETS
----------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
Calient Networks, Pfd, Series D Shrs          12/8/00    $  648,056                0.21%
========================================================================================

S&P 500 INDEX FUND
Progress Energy Contingent Value Obligation   12/1/00    $      240                0.00%
========================================================================================

FUTURES CONTRACTS
OPEN AT JANUARY 31, 2001

                                           NUMBER OF            FACE                 MARKET
                           POSITION        CONTRACTS          AMOUNT                  VALUE
-------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
S&P 500 Index
  (Expires March 2001)         Long                8     $     2,000      $       2,745,800
===========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED

                                                     BLUE CHIP
                                                        GROWTH          DYNAMICS
                                                          FUND              FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                  $ 2,049,042,527   $  7,873,526,429
================================================================================
  At Value(a)                                 $ 2,155,229,395   $  8,976,146,013
Cash                                                    5,023            204,215
Receivables:
  Investment Securities Sold                        2,545,223         22,489,963
  Fund Shares Sold                                 10,451,533         53,930,104
  Dividends and Interest                               86,450            842,191
  Interfund Lendings                                        0          5,965,000
Prepaid Expenses and Other Assets                     216,970          1,046,420
================================================================================
TOTAL ASSETS                                    2,168,534,594      9,060,623,906
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                           909                  0
  Investment Securities Purchased                  26,254,629         96,952,831
  Fund Shares Repurchased                          32,110,779        112,739,175
Accrued Distribution Expenses
  Investor Class                                      400,005          1,706,105
  Class C                                               9,384             18,381
Accrued Expenses and Other Payables                   139,488            132,978
================================================================================
TOTAL LIABILITIES                                  58,915,194        211,549,470
================================================================================
NET ASSETS AT VALUE                           $ 2,109,619,400   $  8,849,074,436
================================================================================
NET ASSETS
Paid-in Capital(b)                            $ 2,136,766,888   $  7,941,434,852
Accumulated Undistributed (Distributions
  in Excess of) Net Investment Loss               (9,550,108)       (15,631,225)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency
  Transactions                                  (123,784,248)      (179,348,775)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions               106,186,868      1,102,619,584
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                 $ 2,109,619,400   $  8,849,074,436
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                         $            --   $     21,594,180
================================================================================
  Investor Class                              $ 2,095,770,961   $  8,804,374,892
================================================================================
  Class C                                     $    13,847,385   $     23,104,272
================================================================================
  Class K                                     $         1,054   $          1,092
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED

                                                                          BLUE CHIP
                                                                             GROWTH          DYNAMICS
                                                                               FUND              FUND
                                                                        (CONTINUED)       (CONTINUED)
-----------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                                            --           876,990
  Investor Class                                                        366,158,889       358,006,179
  Class C                                                                 2,437,062           946,879
  Class K                                                                       185                45
=====================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Institutional Class                                             $              --   $         24.62
  Investor Class                                                  $            5.72   $         24.59
  Class C (excludes applicable contingent deferred sales charge)  $            5.68   $         24.40
  Class K                                                         $            5.70   $         24.57
=====================================================================================================

(a)Investment securities at cost and value at January 31, 2001 include repurchase agreements of $1,354,000 and $6,774,000 for Blue Chip Growth and Dynamics Funds, respectively.

(b)The Fund has five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 1.5 billion have been allocated to Blue Chip Growth Fund and 1.5 billion to Dynamics Fund: 700 million to Blue Chip Growth Fund - Investor Class, 400 million to Blue Chip Growth Fund - Class C, 400 million to Blue Chip Growth Fund - Class K, 200 million to Dynamics Fund - Institutional Class, 700 million to Dynamics Fund - Investor Class, 300 million to Dynamics Fund - Class C and 300 million to Dynamics Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED

                                                                                              INVESCO
                                                                             GROWTH          ENDEAVOR
                                                                        INCOME FUND              FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost                                                         $     165,099,663   $   305,551,521
=====================================================================================================
  At Value                                                        $     178,276,948   $   310,368,495
Receivables:
  Investment Securities Sold                                              1,863,038         6,925,771
  Fund Shares Sold                                                          262,475         1,022,573
  Dividends and Interest                                                     30,544            60,740
Prepaid Expenses and Other Assets                                            42,719           176,024
=====================================================================================================
TOTAL ASSETS                                                            180,475,724       318,553,603
=====================================================================================================
LIABILITIES
Payables:
  Custodian                                                               1,918,175            41,486
  Investment Securities Purchased                                                 0           437,465
  Fund Shares Repurchased                                                   662,468         2,127,522
  Interfund Borrowings                                                            0         5,965,000
Accrued Distribution Expenses
  Investor Class                                                             36,005            60,418
  Class C                                                                     2,119             3,753
Accrued Expenses and Other Payables                                           3,517            10,584
=====================================================================================================
TOTAL LIABILITIES                                                         2,622,284         8,646,228
=====================================================================================================
NET ASSETS AT VALUE                                               $     177,853,440   $   309,907,375
=====================================================================================================
NET ASSETS
Paid-in Capital(a)                                                $     179,685,135   $   328,462,978
Accumulated Undistributed
  Net Investment Loss                                                   (1,008,196)       (2,530,981)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions              (14,000,784)      (20,841,596)
Net Appreciation of Investment Securities                                13,177,285         4,816,974
=====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $     177,853,440   $   309,907,375
=====================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                  $     175,045,198   $   304,892,518
=====================================================================================================
  Class C                                                         $       2,807,199   $     5,013,811
=====================================================================================================
  Class K                                                         $           1,043   $         1,046
=====================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED
                                                                                              INVESCO
                                                                             GROWTH          ENDEAVOR
                                                                        INCOME FUND              FUND
                                                                        (CONTINUED)       (CONTINUED)
-----------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                         11,021,007        16,836,568
  Class C                                                                   178,120           278,594
  Class K                                                                        66                58
=====================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                  $           15.88   $         18.11
  Class C (excludes applicable contingent deferred sales charge)  $           15.76   $         18.00
  Class K                                                         $           15.88   $         18.11
=====================================================================================================

(a)The Fund has five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 300 million have been allocated to Growth & Income Fund and 300 million to INVESCO Endeavor Fund: 100 million to each Investor Class, 100 million to each Class C and 100 million to each Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED

                                                                                                SMALL
                                                                            S&P 500           COMPANY
                                                                         INDEX FUND       GROWTH FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                      $     106,152,300   $ 1,441,195,817
=====================================================================================================
  At Value(a)                                                     $     119,135,722   $ 1,611,029,385
Cash                                                                         11,591             9,445
Receivables:
  Investment Securities Sold                                                  2,122        17,874,333
  Fund Shares Sold                                                          300,553         8,221,569
  Dividends and Interest                                                     87,129            59,389
Prepaid Expenses and Other Assets                                           227,001           261,462
=====================================================================================================
TOTAL ASSETS                                                            119,764,118     1,637,455,583
=====================================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                               2,819                 0
  Investment Securities Purchased                                           147,403        15,644,643
  Fund Shares Repurchased                                                   118,035        21,461,351
  Variation Margin on Futures Contracts                                      16,782                --
Accrued Distribution Expenses
  Investor Class                                                             23,075           313,026
  Class C                                                                        --             2,193
Accrued Expenses and Other Payables                                          13,911            63,223
=====================================================================================================
TOTAL LIABILITIES                                                           322,025        37,484,436
=====================================================================================================
NET ASSETS AT VALUE                                               $     119,442,093   $ 1,599,971,147
=====================================================================================================
NET ASSETS
Paid-in Capital(b)                                                $     112,577,318   $ 1,617,641,947
Accumulated Undistributed  (Distributions in Excess of)
  Net Investment Income (Loss)                                                (575)       (1,497,217)
Accumulated Undistributed Net Realized Loss on
  Investment Securities, Foreign Currency Transactions
  and Futures Contracts                                                 (6,192,455)     (186,007,151)
Net Appreciation of Investment Securities and Futures Contracts          13,057,805       169,833,568
=====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding             $     119,442,093   $ 1,599,971,147
=====================================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                             $       2,792,045   $            --
=====================================================================================================
  Investor Class                                                  $     116,650,048   $ 1,597,535,130
=====================================================================================================
  Class C                                                         $              --   $     2,436,017
=====================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED

                                                                                                SMALL
                                                                            S&P 500           COMPANY
                                                                         INDEX FUND       GROWTH FUND
                                                                        (CONTINUED)       (CONTINUED)
-----------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                                       197,495                --
  Investor Class                                                          8,088,530       103,126,435
  Class C                                                                        --           159,259
=====================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Institutional Class                                             $           14.14   $            --
  Investor Class                                                  $           14.42   $         15.49
  Class C (excludes applicable contingent deferred sales charge)  $              --   $         15.30
=====================================================================================================

(a)Investment securities at cost and value at January 31, 2001 include repurchase agreements of $2,611,000 and $13,665,000 for S&P 500 Index and Small Company Growth Funds, respectively.

(b)The Fund has five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to S&P 500 Index Fund and 400 million to Small Company Growth Fund: 100 million to S&P 500 Index Fund - Institutional Class and 100 million to S&P 500 Index Fund - Investor Class and 200 million to Small Company Growth Fund - Investor Class and 200 million to Small Company Growth Fund - Class C.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2001
UNAUDITED

                                                                                                VALUE
                                                                                               EQUITY
                                                                                                 FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                                          $   190,881,985
=====================================================================================================
  At Value(a)                                                                         $   242,276,197
Receivables:
  Investment Securities Sold                                                                2,528,139
  Fund Shares Sold                                                                            540,776
  Dividends and Interest                                                                      241,049
Prepaid Expenses and Other Assets                                                             264,629
=====================================================================================================
TOTAL ASSETS                                                                              245,850,790
=====================================================================================================
LIABILITIES
Payables:
  Custodian                                                                                       424
  Distributions to Shareholders                                                                 7,283
  Investment Securities Purchased                                                           1,820,200
  Fund Shares Repurchased                                                                   5,409,390
Accrued Distribution Expenses
  Investor Class                                                                               47,953
  Class C                                                                                         597
Accrued Expenses and Other Payables                                                            41,832
=====================================================================================================
TOTAL LIABILITIES                                                                           7,327,679
=====================================================================================================
NET ASSETS AT VALUE                                                                   $   238,523,111
=====================================================================================================
NET ASSETS
Paid-in Capital(b)                                                                    $   184,506,222
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income                                                                      (30,815)
Accumulated Undistributed Net Realized Gain
  on Investment Securities                                                                  2,653,492
Net Appreciation of Investment Securities                                                  51,394,212
=====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                                 $   238,523,111
=====================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                                                      $   237,773,655
=====================================================================================================
  Class C                                                                             $       749,456
=====================================================================================================
Shares Outstanding
  Investor Class                                                                           10,791,939
  Class C                                                                                      34,525
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                                                      $         22.03
  Class C (excludes applicable contingent deferred sales charge)                      $         21.71
=====================================================================================================

(a)Investment securities at cost and value at January 31, 2001 include a repurchase agreement of $16,504,000.

(b)The Fund has five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Value Equity
   Fund: 100 million to Investor Class and 100 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2001 (NOTE 1)
UNAUDITED

                                                     BLUE CHIP
                                                        GROWTH          DYNAMICS
                                                          FUND              FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                      $     1,102,825   $     6,552,320
Dividends from Affiliated Investment Companies               0        10,536,044
Interest                                               521,129         6,171,569
  Foreign Taxes Withheld                               (2,568)          (53,718)
================================================================================
  TOTAL INCOME                                       1,621,386        23,206,215
================================================================================
EXPENSES
Investment Advisory Fees                             5,520,310        19,005,694
Distribution Expenses
  Investor Class                                     2,637,198        11,001,315
  Class C                                               40,103            77,634
  Class K                                                    1                 1
Transfer Agent Fees                                  1,787,049         5,640,442
Administrative Services Fees                           481,500         1,993,910
Custodian Fees and Expenses                             91,325           348,446
Directors' Fees and Expenses                            44,765           156,722
Interest Expenses                                      204,369             6,422
Professional Fees and Expenses                          26,473            67,337
Registration Fees and Expenses
  Institutional Class                                       --            28,482
  Investor Class                                        91,353           323,196
Reports to Shareholders                                239,132           324,945
Other Expenses                                          23,815            95,797
================================================================================
  TOTAL EXPENSES                                    11,187,393        39,070,343
  Fees and Expenses Absorbed by Investment Adviser           0               (3)
  Fees and Expenses Paid Indirectly                   (90,865)         (349,336)
================================================================================
    NET EXPENSES                                    11,096,528        38,721,004
================================================================================
NET INVESTMENT LOSS                                (9,475,142)      (15,514,789)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                           (98,633,352)        19,421,357
  Foreign Currency Transactions                              0         (638,739)
================================================================================
    Total Net Realized Gain (Loss)                (98,633,352)        18,782,618
================================================================================
Change in Net Depreciation of:
  Investment Securities                          (336,024,228)   (1,145,108,712)
  Foreign Currency Transactions                              0         (492,158)
================================================================================
    Total Net Depreciation                       (336,024,228)   (1,145,600,870)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS              (434,657,580)   (1,126,818,252)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                              $ (444,132,722)  $(1,142,333,041)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2001 (NOTE 1)
UNAUDITED


                                                                         INVESCO
                                                      GROWTH &          ENDEAVOR
                                                   INCOME FUND              FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                      $       507,204   $       279,026
Interest                                                69,594           109,907
  Foreign Taxes Withheld                               (1,821)           (3,942)
================================================================================
  TOTAL INCOME                                         574,977           384,991
================================================================================
EXPENSES
Investment Advisory Fees                               791,976         1,446,981
Distribution Expenses
  Investor Class                                       261,511           477,560
  Class C                                                9,924            19,081
  Class K                                                    1                 1
Transfer Agent Fees                                    306,704           685,490
Administrative Services Fees                            52,518            91,819
Custodian Fees and Expenses                             14,586            20,704
Directors' Fees and Expenses                             8,358            11,866
Interest Expenses                                       47,707            81,333
Professional Fees and Expenses                          11,545            12,696
Registration Fees and Expenses - Investor Class         29,533            32,043
Reports to Shareholders                                 57,020           129,020
Other Expenses                                           2,508             4,651
================================================================================
  TOTAL EXPENSES                                     1,593,891         3,013,245
  Fees and Expenses Absorbed by Investment Adviser         (3)          (81,129)
  Fees and Expenses Paid Indirectly                   (12,578)          (18,368)
================================================================================
    NET EXPENSES                                     1,581,310         2,913,748
================================================================================
NET INVESTMENT LOSS                                (1,006,333)       (2,528,757)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities        (12,329,869)       (1,245,965)
Change in Net Depreciation of Investment
  Securities                                      (16,470,447)      (95,409,638)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                 (28,800,316)      (96,655,603)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                              $  (29,806,649)   $  (99,184,360)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2001
UNAUDITED


                                                                           SMALL
                                                       S&P 500           COMPANY
                                                    INDEX FUND       GROWTH FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                      $       583,219   $       618,704
Dividends from Affiliated Investment Companies               0         2,534,203
Interest                                               112,690         4,756,027
  Foreign Taxes Withheld                               (2,400)           (2,665)
================================================================================
  TOTAL INCOME                                         693,509         7,906,269
================================================================================
EXPENSES
Investment Advisory Fees                               130,184         4,863,294
Distribution Expenses
  Investor Class                                       125,981         1,966,765
  Class C                                                   --            12,901
Transfer Agent Fees                                    123,715         1,843,620
Administrative Services Fees                            28,433           359,598
Custodian Fees and Expenses                             23,254            81,848
Directors' Fees and Expenses                             6,435            31,137
Interest Expenses                                        6,252             2,501
Professional Fees and Expenses                          11,333            22,481
Registration Fees and Expenses
  Institutional Class                                   10,348                --
  Investor Class                                        23,861           108,442
Reports to Shareholders                                 27,742           134,451
Other Expenses                                           1,424            16,709
================================================================================
  TOTAL EXPENSES                                       518,962         9,443,747
  Fees and Expenses Absorbed by Investment Adviser   (192,106)                 0
  Fees and Expenses Paid Indirectly                   (18,693)          (70,094)
================================================================================
    NET EXPENSES                                       308,163         9,373,653
================================================================================
NET INVESTMENT INCOME (LOSS)                           385,346       (1,467,384)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                            (4,407,929)     (170,928,397)
  Foreign Currency Transactions                              0               266
  Futures Contracts                                  (392,854)                 0
================================================================================
    Total Net Realized Loss                        (4,800,783)     (170,928,131)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                543,424      (12,360,450)
  Futures Contracts                                    135,253                 0
================================================================================
    Total Net Appreciation (Depreciation)              678,677      (12,360,450)
================================================================================
NET LOSS ON INVESTMENT SECURITIES, FOREIGN
  CURRENCY TRANSACTIONS AND FUTURES CONTRACTS      (4,122,106)     (183,288,581)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                              $   (3,736,760)   $ (184,755,965)
================================================================================
See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2001
UNAUDITED

                                                                           VALUE
                                                                          EQUITY
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                        $     1,903,376
Dividends from Affiliated Investment Companies                            56,341
Interest                                                                 239,385
  Foreign Taxes Withheld                                                 (9,803)
================================================================================
  TOTAL INCOME                                                         2,189,299
================================================================================
EXPENSES
Investment Advisory Fees                                                 939,988
Distribution Expenses
  Investor Class                                                         312,651
  Class C                                                                  2,712
Transfer Agent Fees                                                      461,177
Administrative Services Fees                                              61,399
Custodian Fees and Expenses                                               19,191
Directors' Fees and Expenses                                              10,099
Interest Expenses                                                          7,582
Professional Fees and Expenses                                            11,671
Registration Fees and Expenses - Investor Class                           14,762
Reports to Shareholders                                                   33,085
Other Expenses                                                             3,625
================================================================================
  TOTAL EXPENSES                                                       1,877,942
  Fees and Expenses Absorbed by Investment Adviser                     (233,502)
  Fees and Expenses Paid Indirectly                                     (15,529)
================================================================================
    NET EXPENSES                                                       1,628,911
================================================================================
NET INVESTMENT INCOME                                                    560,388
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities                             5,924,247
Change in Net Appreciation of Investment Securities                    2,293,965
================================================================================
NET GAIN ON INVESTMENT SECURITIES                                      8,218,212
================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                $     8,778,600
================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
BLUE CHIP GROWTH FUND

                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                            (Note 1)
                                                           UNAUDITED
OPERATIONS
Net Investment Loss                                 $    (9,475,142)   $   (10,247,042)
Net Realized Gain (Loss) on Investment Securities       (98,633,352)        303,937,104
Change in Net Appreciation (Depreciation) of
  Investment Securities                                (336,024,228)        180,963,907
=======================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                               (444,132,722)        474,653,969
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income
  Investor Class                                                   0            (4,019)
Net Realized Gain on Investment Securities
  Investor Class                                       (286,512,628)      (139,727,224)
  Class C                                                (1,290,339)                  0
=======================================================================================
TOTAL DISTRIBUTIONS                                    (287,802,967)      (139,731,243)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                       1,342,564,535      1,469,859,387
  Class C                                                 16,827,313          3,481,690
  Class K                                                      1,000                 --
Reinvestment of Distributions
  Investor Class                                         263,031,286        125,357,653
  Class C                                                  1,221,152                  0
=======================================================================================
                                                       1,623,645,286      1,598,698,730
Amounts Paid for Repurchases of Shares
  Investor Class                                       (790,176,401)    (1,154,213,741)
  Class C                                                (3,806,254)          (423,019)
=======================================================================================
                                                       (793,982,655)    (1,154,636,760)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                           829,662,631        444,061,970
=======================================================================================
TOTAL INCREASE IN NET ASSETS                              97,726,942        778,984,696
NET ASSETS
Beginning of Period                                    2,011,892,458      1,232,907,762
=======================================================================================
End of Period (Including Accumulated Undistributed
  (Distributions in Excess of) Net Investment Loss
  of ($9,550,108) and ($74,966), respectively)      $  2,109,619,400   $  2,011,892,458
=======================================================================================

               -------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                         189,554,696        182,914,159
  Class C                                                  2,338,531            428,640
  Class K                                                        185                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                          48,619,446         16,912,133
  Class C                                                    226,980                  0
=======================================================================================
                                                         240,739,838        200,254,932
Shares Repurchased
  Investor Class                                       (109,225,426)      (145,176,260)
  Class C                                                  (509,270)           (47,818)
=======================================================================================
                                                       (109,734,696)      (145,224,078)
NET INCREASE IN FUND SHARES                              131,005,142         55,030,854
=======================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
DYNAMICS FUND
                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                            (Note 1)
                                                           UNAUDITED
OPERATIONS
Net Investment Loss                                 $   (15,514,789)   $   (17,990,500)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                       18,782,618      (165,657,288)
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign Currency
  Transactions                                       (1,145,600,870)      1,680,394,328
=======================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                             (1,142,333,041)      1,496,746,540
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Institutional Class                                     (64,342)                  0
    Investor Class                                      (26,077,709)                  0
    Class C                                                 (58,606)                  0
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class               0      (165,105,675)
=======================================================================================
TOTAL DISTRIBUTIONS                                     (26,200,657)      (165,105,675)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                      1,108,675         20,566,308
  Investor Class                                       5,122,012,512      8,358,482,584
  Class C                                                 48,296,277          5,856,621
  Class K                                                      1,000                 --
Reinvestment of Distributions
  Institutional Class                                         64,342                  0
  Investor Class                                          25,775,936        162,373,943
  Class C                                                     55,442                  0
=======================================================================================
                                                       5,197,314,184      8,547,279,456
Amounts Paid for Repurchases of Shares
  Institutional Class                                              0          (546,207)
  Investor Class                                     (3,045,944,746)    (4,455,499,358)
  Class C                                               (27,018,231)        (1,099,484)
=======================================================================================
                                                     (3,072,962,977)    (4,457,145,049)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                         2,124,351,207      4,090,134,407
=======================================================================================
TOTAL INCREASE IN NET ASSETS                             955,817,509      5,421,775,272
NET ASSETS
Beginning of Period                                    7,893,256,927      2,471,481,655
=======================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($15,631,225)
  and ($116,436), respectively)                     $  8,849,074,436   $  7,893,256,927
=======================================================================================


STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
DYNAMICS FUND (CONTINUED)
                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                            (Note 1)
                                                           UNAUDITED
FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                         49,236            847,384
  Investor Class                                         187,620,941        322,660,362
  Class C                                                  1,861,274            208,609
  Class K                                                         45                 --
Shares Issued from Reinvestment of Distributions
  Institutional Class                                          2,857                  0
  Investor Class                                           1,145,597          7,219,834
  Class C                                                      2,480                  0
=======================================================================================
                                                         190,682,430        330,936,189
Shares Repurchased
  Institutional Class                                              0           (22,487)
  Investor Class                                       (113,067,318)      (175,043,052)
  Class C                                                (1,088,904)           (36,580)
=======================================================================================
                                                       (114,156,222)      (175,102,119)
NET INCREASE IN FUND SHARES                               76,526,208        155,834,070
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GROWTH & INCOME FUND

                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                            (Note 1)
                                                           UNAUDITED
OPERATIONS
Net Investment Loss                                 $    (1,006,333)   $    (1,200,785)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                     (12,329,869)         10,020,614
Change in Net Appreciation (Depreciation)
  of Investment Securities                              (16,470,447)         22,640,688
=======================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                (29,806,649)         31,460,517
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Investor Class                                       (8,639,800)        (7,841,154)
    Class C                                                 (96,144)                  0
=======================================================================================
TOTAL DISTRIBUTIONS                                      (8,735,944)        (7,841,154)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                         175,118,720        354,812,328
  Class C                                                  3,673,124          1,357,617
  Class K                                                      1,000                 --
Reinvestment of Distributions
  Investor Class                                           8,388,599          7,665,943
  Class C                                                     94,796                  0
=======================================================================================
                                                         187,276,239        363,835,888
Amounts Paid for Repurchases of Shares
  Investor Class                                       (170,944,587)      (246,758,360)
  Class C                                                (1,906,755)           (41,646)
=======================================================================================
                                                       (172,851,342)      (246,800,006)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                            14,424,897        117,035,882
=======================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (24,117,696)        140,655,245
NET ASSETS
Beginning of Period                                      201,971,136         61,315,891
=======================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($1,008,196) and
  ($1,863), respectively)                           $    177,853,440   $    201,971,136
=======================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GROWTH & INCOME FUND (CONTINUED)

                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                            (Note 1)
                                                           UNAUDITED
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                           9,691,712         20,171,884
  Class C                                                    200,139             75,725
  Class K                                                         66                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                             551,156            456,306
  Class C                                                      6,270                  0
=======================================================================================
                                                          10,449,343         20,703,915
Shares Repurchased
  Investor Class                                         (9,818,050)       (14,022,390)
  Class C                                                  (101,819)            (2,195)
=======================================================================================
                                                         (9,919,869)       (14,024,585)
NET INCREASE IN FUND SHARES                                  529,474          6,679,330
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INVESCO ENDEAVOR FUND


                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                            (Note 1)
                                                           UNAUDITED
OPERATIONS
Net Investment Loss                                 $    (2,528,757)   $    (2,686,251)
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions                      (1,245,965)        (7,591,362)
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign Currency
  Transactions                                          (95,409,638)         90,161,181
=======================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                (99,184,360)         79,883,568
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Investor Class                                       (7,826,472)        (2,282,250)
    Class C                                                 (99,480)                  0
In Excess of Net Realized Gain on Investment Securities
  and Foreign Currency Transactions - Investor Class               0       (11,001,899)
=======================================================================================
TOTAL DISTRIBUTIONS                                      (7,925,952)       (13,284,149)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                         303,898,390        622,930,591
  Class C                                                  5,337,231          3,408,788
  Class K                                                      1,000                 --
Reinvestment of Distributions
  Investor Class                                           7,570,864         12,934,514
  Class C                                                     97,250                  0
=======================================================================================
                                                         316,904,735        639,273,893
Amounts Paid for Repurchases of Shares
  Investor Class                                       (291,441,260)      (421,375,220)
  Class C                                                (1,592,698)          (883,112)
=======================================================================================
                                                       (293,033,958)      (422,258,332)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                            23,870,777        217,015,561
=======================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (83,239,535)        283,614,980
NET ASSETS
Beginning of Period                                      393,146,910        109,531,930
=======================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment
  Loss of ($2,530,981) and
  ($2,224), respectively)                           $    309,907,375   $    393,146,910
=======================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
INVESCO ENDEAVOR FUND (CONTINUED)
                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                            (Note 1)
                                                           UNAUDITED
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                          13,326,617         27,203,082
  Class C                                                    251,943            139,950
  Class K                                                         58                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                             437,373            627,280
  Class C                                                      5,651                  0
=======================================================================================
                                                          14,021,642         27,970,312
Shares Repurchased
  Investor Class                                        (12,991,577)       (18,359,179)
  Class C                                                   (82,403)           (36,547)
=======================================================================================
                                                        (13,073,980)       (18,395,726)
NET INCREASE IN FUND SHARES                                  947,662          9,574,586
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
S&P 500 INDEX FUND

                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                           UNAUDITED
OPERATIONS
Net Investment Income                               $        385,346   $        663,880
Net Realized Loss on Investment Securities,
  Foreign Currency Transactions and
  Futures Contracts                                      (4,800,783)          (105,483)
Change in Net Appreciation of Investment
  Securities and Futures Contracts                           678,677          5,459,552
=======================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                 (3,736,760)          6,017,949
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Institutional Class                                       (18,346)           (63,227)
  Investor Class                                           (371,396)          (599,411)
Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and Futures Contracts
    Institutional Class                                     (54,777)           (31,852)
    Investor Class                                       (1,249,477)          (558,145)
In Excess of Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and Futures Contracts
    Institutional Class                                            0            (4,709)
    Investor Class                                                 0           (82,508)
=======================================================================================
TOTAL DISTRIBUTIONS                                      (1,693,996)        (1,339,852)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                      3,052,771          3,565,762
  Investor Class                                          68,711,740         71,481,514
Reinvestment of Distributions
  Institutional Class                                         73,123             99,782
  Investor Class                                           1,593,130          1,219,372
=======================================================================================
                                                          73,430,764         76,366,430
Amounts Paid for Repurchases of Shares
  Institutional Class                                    (2,741,162)        (5,801,785)
  Investor Class                                        (41,228,214)       (48,864,537)
=======================================================================================
                                                        (43,969,376)       (54,666,322)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                            29,461,388         21,700,108
=======================================================================================
TOTAL INCREASE IN NET ASSETS                              24,030,632         26,378,205
NET ASSETS
Beginning of Period                                       95,411,461         69,033,256
=======================================================================================
End of Period (Including Accumulated
  Undistributed  (Distributions in Excess of)
  Net Investment Income
  of ($575) and $3,821, respectively)               $    119,442,093   $     95,411,461
=======================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
S&P 500 INDEX FUND (CONTINUED)
                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                           UNAUDITED
FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                                        212,339            239,266
  Investor Class                                           4,660,814          4,700,345
Shares Issued from Reinvestment of Distributions
  Institutional Class                                          5,275              6,660
  Investor Class                                             112,959             80,608
=======================================================================================
                                                           4,991,387          5,026,879
Shares Repurchased
  Institutional Class                                      (194,456)          (382,698)
  Investor Class                                         (2,727,502)        (3,228,000)
=======================================================================================
                                                         (2,921,958)        (3,610,698)
NET INCREASE IN FUND SHARES                                2,069,429          1,416,181
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
SMALL COMPANY GROWTH FUND

                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                           UNAUDITED
OPERATIONS
Net Investment Loss                                 $    (1,467,384)   $    (3,190,004)
Net Realized Gain (Loss) on Investment Securities
  and Foreign Currency Transactions                    (170,928,131)        107,611,353
Change in Net Appreciation (Depreciation) of
  Investment Securities                                 (12,360,450)        124,587,735
=======================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                               (184,755,965)        229,009,084
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
    Investor Class                                      (82,127,465)       (76,689,962)
    Class C                                                (128,936)                  0
=======================================================================================
TOTAL DISTRIBUTIONS                                     (82,256,401)       (76,689,962)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                       1,349,426,136      2,358,963,640
  Class C                                                  8,464,050          2,873,282
Reinvestment of Distributions
  Investor Class                                          79,748,165         74,488,780
  Class C                                                    128,101                  0
=======================================================================================
                                                       1,437,766,452      2,436,325,702
Amounts Paid for Repurchases of Shares
  Investor Class                                     (1,005,521,386)    (1,598,341,071)
  Class C                                                (7,633,347)          (793,161)
=======================================================================================
                                                     (1,013,154,733)    (1,599,134,232)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                           424,611,719        837,191,470
=======================================================================================
TOTAL INCREASE IN NET ASSETS                             157,599,353        989,510,592
NET ASSETS
Beginning of Period                                    1,442,371,794        452,861,202
=======================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($1,497,217) and ($29,833), respectively)         $  1,599,971,147   $  1,442,371,794
=======================================================================================

                  ------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                          78,307,184        128,721,618
  Class C                                                    494,366            146,167
Shares Issued from Reinvestment of Distributions
  Investor Class                                           5,616,068          4,853,343
  Class C                                                      9,118                  0
=======================================================================================
                                                          84,426,736        133,721,128
Shares Repurchased
  Investor Class                                        (58,658,509)       (88,975,461)
  Class C                                                  (449,094)           (41,298)
=======================================================================================
                                                        (59,107,603)       (89,016,759)
NET INCREASE IN FUND SHARES                               25,319,133         44,704,369
=======================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
VALUE EQUITY FUND

                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                           UNAUDITED

OPERATIONS
Net Investment Income                               $        560,388   $      1,233,446
Net Realized Gain on Investment Securities                 5,924,247         65,029,722
Change in Net Appreciation (Depreciation) of
  Investment Securities                                    2,293,965       (89,194,982)
=======================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                   8,778,600       (22,931,814)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                           (575,865)        (1,226,513)
  Class C                                                    (5,489)              (441)
In Excess of Net Investment Income
  Investor Class                                                   0           (11,609)
  Class C                                                          0                (4)
Net Realized Gain on Investment Securities
  Investor Class                                        (42,784,380)       (29,107,020)
  Class C                                                  (108,390)                  0
=======================================================================================
TOTAL DISTRIBUTIONS                                     (43,474,124)       (30,345,587)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                         206,908,591        336,188,880
  Class C                                                  8,142,055            194,144
Reinvestment of Distributions
  Investor Class                                          39,750,253         29,536,646
  Class C                                                    112,189                444
=======================================================================================
                                                         254,913,088        365,920,114
Amounts Paid for Repurchases of Shares
  Investor Class                                       (223,214,999)      (433,489,187)
  Class C                                                (7,519,326)           (95,160)
=======================================================================================
                                                       (230,734,325)      (433,584,347)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                            24,178,763       (67,664,233)
=======================================================================================
TOTAL DECREASE IN NET ASSETS                            (10,516,761)      (120,941,634)
NET ASSETS
Beginning of Period                                      249,039,872        369,981,506
=======================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income of ($30,815) and
  ($9,849), respectively)                           $    238,523,111   $    249,039,872
=======================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
VALUE EQUITY FUND (CONTINUED)


                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                          JANUARY 31            JULY 31
---------------------------------------------------------------------------------------
                                                                2001               2000
                                                           UNAUDITED

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                           8,601,223         12,772,557
  Class C                                                    350,747              7,550
Shares Issued from Reinvestment of Distributions
  Investor Class                                           1,909,469          1,129,257
  Class C                                                      5,428                 18
=======================================================================================
                                                          10,866,867         13,909,382
Shares Repurchased
  Investor Class                                         (9,618,079)       (16,499,517)
  Class C                                                  (325,515)            (3,703)
=======================================================================================
                                                         (9,943,594)       (16,503,220)
NET INCREASE (DECREASE) IN FUND SHARES                       923,273        (2,593,838)
=======================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO STOCK FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Blue Chip Growth Fund, Dynamics Fund, Growth & Income Fund, INVESCO Endeavor Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek long-term capital growth for Blue Chip Growth and Small Company Growth Funds; to seek appreciation of capital for Dynamics, Growth & Income and INVESCO Endeavor Funds; to provide both price performance and income comparable to the Standard and Poor's 500 composite stock index for the S&P 500 Index Fund; and to achieve a high total return on investments through capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective at the close of business on August 31, 2000, Small Company Growth Fund closed to new investors.

Effective December 1, 2000, Blue Chip Growth, Dynamics, Growth & Income and INVESCO Endeavor Funds began offering an additional class of shares, referred to as Class K shares. The Funds offer Investor Class Shares; Dynamics and S&P 500 Index Funds offer Institutional Class shares and Blue Chip Growth, Dynamics, Growth & Income, INVESCO Endeavor, Small Company Growth and Value Equity Funds offer Class C shares. Institutional Class shares are not subject to any distribution fees, while Investor Class, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 1.00% and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- S&P 500 Index Fund may enter into futures contracts for non-speculative purposes. Upon entering into a contract, S&P 500 Index Fund deposits and maintains as collateral such initial margin as may be required by the exchanges on which the transaction is effected. Pursuant to the contracts, S&P 500 Index Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by S&P 500 Index Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, S&P 500 Index Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. S&P 500 Index Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO Investment Companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended January 31, 2001, Dynamics, Small Company Growth and Value Equity Funds invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is disclosed in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/ or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At July 31, Dynamics and Small Company Growth Funds had $14,551,284 and
$4,086,304, respectively, in net capital loss carryovers which expire in the years 2008 and 2007, respectively.

Dynamics and INVESCO Endeavor Funds incurred and elected to defer post-October 31 net capital losses of $120,944,837 and $9,067,277, respectively, and Dynamics and Value Equity Funds incurred and elected to defer post-October 31 net foreign currency losses of $2,107 and $28, respectively, to the year ended July 31, 2001. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Blue Chip Growth and Dynamics Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                             AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                                     $700         $2         $4         $6
                              $0 TO    $350 TO    MILLION    BILLION    BILLION    BILLION       OVER
                               $350       $700      TO $2      TO $4      TO $6      TO $8         $8
FUND                        MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION
-----------------------------------------------------------------------------------------------------
Blue Chip Growth Fund         0.60%      0.55%      0.50%      0.45%      0.40%     0.375%      0.35%
Dynamics Fund                 0.60%      0.55%      0.50%      0.45%      0.40%     0.375%      0.35%
Small Company Growth Fund     0.75%      0.65%      0.55%      0.45%      0.40%     0.375%      0.35%

                                             AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                          $500         $1        $2          $4         $6
                              $0 TO    MILLION    BILLION   BILLION     BILLION    BILLION      OVER
                               $500      TO $1      TO $2     TO $4       TO $6      TO $8        $8
FUND                        MILLION    BILLION    BILLION   BILLION     BILLION    BILLION   BILLION
----------------------------------------------------------------------------------------------------
Growth & Income Fund           0.75%     0.65%      0.55%     0.45%       0.40%     0.375%     0.35%
INVESCO Endeavor Fund          0.75%     0.65%      0.55%     0.45%       0.40%     0.375%     0.35%
Value Equity Fund              0.75%     0.65%      0.50%     0.45%       0.40%     0.375%     0.35%

S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A Sub-Advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World. A separate Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, provided that investment decisions of Value Equity Fund were made by ICM. Fees for such sub-advisory services were paid by IFG. Effective December 15, 2000, the Sub-Advisory agreement with ICM was terminated and such responsibilities were transferred to IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the six months/period ended January 31, 2001, amounts paid to the Distributor were as follows:

                               INVESTOR             CLASS            CLASS
FUND                              CLASS                 C             K(a)
--------------------------------------------------------------------------------
Blue Chip Growth Fund      $  2,658,009         $  33,460    Insignificant
Dynamics Fund                10,934,837            62,962    Insignificant
Growth & Income Fund            263,923             8,896    Insignificant
INVESCO Endeavor Fund           499,196            17,369    Insignificant
S&P 500 Index Fund              121,851                --               --
Small Company Growth Fund     1,961,019            12,473               --
Value Equity Fund               316,080             2,226               --

(a) From December 1, 2000 to January 31, 2001, the Class' current period end.

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Dynamics, Growth & Income, INVESCO Endeavor, S&P 500 Index and Value Equity Funds for the six months/period ended January 31, 2001.

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund for the six months ended January 31, 2001 were $83,934.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                        PURCHASES                      SALES
--------------------------------------------------------------------------------
Blue Chip Growth Fund                $  2,011,637,342           $  1,476,247,871
Dynamics Fund                           4,218,718,002              2,403,628,908
Growth & Income Fund                      318,947,882                310,388,739
INVESCO Endeavor Fund                     336,478,680                318,836,452
S&P 500 Index Fund                         53,663,619                 26,679,892
Small Company Growth Fund               1,133,121,007                848,959,158
Value Equity Fund                          80,322,753                107,821,340

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At January 31, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                    NET
                                      GROSS                 GROSS          APPRECIATION
FUND                           APPRECIATION          DEPRECIATION         (DEPRECIATION)
----------------------------------------------------------------------------------------
Blue Chip Growth Fund       $   230,509,441       $   237,307,736         $  (6,798,295)
Dynamics Fund                 1,973,161,463           919,181,880          1,053,979,583
Growth & Income Fund             17,466,041            10,503,414              6,962,627
INVESCO Endeavor Fund            42,446,871            42,358,861                 88,010
S&P 500 Index Fund               15,978,918             8,000,708              7,978,210
Small Company Growth Fund       225,537,135            99,146,844            126,390,291
Value Equity Fund                64,682,036            15,369,203             49,312,833

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or ICM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the six months ended January 31, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                         UNFUNDED
                                    PENSION               ACCRUED                PENSION
FUND                               EXPENSES         PENSION COSTS              LIABILITY
----------------------------------------------------------------------------------------
Blue Chip Growth Fund       $        16,657       $         1,183         $       90,816
Dynamics Fund                        50,301                     0                160,967
Growth & Income Fund                  1,476                     0                  3,321
INVESCO Endeavor Fund                 2,503                     0                  4,724
S&P 500 Index Fund                      914                     0                  2,374
Small Company Growth Fund             8,496                     0                 41,148
Value Equity Fund                     3,295                 4,665                 34,525

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended January 31, 2001, in which the issuer was an affiliate of the Fund, is as follows:


                                                                                       REALIZED
                              PURCHASES           SALES                                 GAIN ON
                          -------------------------------------                      INVESTMENT          VALUE AT
AFFILIATE                 SHARES         COST            SHARES             COST     SECURITIES         1/31/2001
-----------------------------------------------------------------------------------------------------------------
DYNAMICS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund               330,544,845 $ 330,544,845      152,000,000   $  152,000,000  $           0     $ 399,000,227

Dividend income in the amount $10,536,044 was received from INVESCO Treasurer's Series Money Market Reserve Fund during the six months ended January 31, 2001.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended January 31, 2001, Blue Chip Growth, Dynamics, Growth & Income, INVESCO Endeavor, S&P 500 Index, Small Company Growth and Value Equity Funds borrowed cash at a weighted average rate ranging from of 6.60% to 6.77%. During that period, Dynamics Fund lent cash at a weighted average rate of 6.34%. At January 31, 2001, INVESCO Endeavor Fund had borrowed from Dynamics Fund at an interest rate of 5.95%. The amount of the borrowing and lending and the related accrued interest are presented in the Statement of Assets and Liabilities. On February 2, 2001, INVESCO Endeavor Fund paid the borrowing back to Dynamics Fund in full including interest. There were no such borrowings and/or lendings for any other Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At January 31, 2001, there were no such borrowings for any Funds.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended January 31, 2001, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                                    CDSC FEE
--------------------------------------------------------------------------------
Blue Chip Growth Fund                                           $          3,729
Dynamics Fund                                                              4,283
Growth & Income Fund                                                       1,206
INVESCO Endeavor Fund                                                      1,042
Small Company Growth Fund                                                    976
Value Equity Fund                                                  Insignificant

FINANCIAL HIGHLIGHTS
BLUE CHIP GROWTH FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS        YEAR      PERIOD
                                                 ENDED       ENDED       ENDED
                                            JANUARY 31     JULY 31     JULY 31                     YEAR ENDED AUGUST 31
-------------------------------------------------------------------------------------------------------------------------------
                                                  2001        2000     1999(a)         1998         1997        1996       1995
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period      $     8.47  $     6.75   $    5.15   $     6.06   $     5.44   $    5.33  $    5.34
===============================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)                 (0.03)        0.00        0.00         0.02         0.01        0.03       0.05
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (1.65)        2.48        2.11         0.69         1.39        0.95       0.49
===============================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                                    (1.68)        2.48        2.11         0.71         1.40        0.98       0.54
===============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)           0.00        0.00        0.00         0.02         0.01        0.03       0.05
Distributions from Capital Gains                  1.07        0.76        0.51         1.60         0.77        0.84       0.50
===============================================================================================================================
TOTAL DISTRIBUTIONS                               1.07        0.76        0.51         1.62         0.78        0.87       0.55
===============================================================================================================================
Net Asset Value -- End of Period            $     5.72  $     8.47   $    6.75   $     5.15   $     6.06   $    5.44  $    5.33
===============================================================================================================================

TOTAL RETURN                               (19.09%)(d)      38.42%   42.06%(d)       13.42%       28.14%      20.23%     12.05%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $2,095,771  $2,008,680  $1,232,908    $ 747,739     $709,220   $ 596,726  $ 501,285
Ratio of Expenses to Average Net Assets    0.53%(d)(e)    1.02%(e) 1.03%(e)(f)     1.04%(e)     1.07%(e)    1.05%(e)      1.06%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                     (0.45%)(d)     (0.63%)  (0.08%)(f)        0.37%        0.22%       0.64%      1.07%
Portfolio Turnover Rate                         71%(d)        168%     134%(d)         153%         286%        207%       111%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and for the period ended July 31, 1999.
(c) Distributions in excess of net investment income aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended August 31, 1995.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS
BLUE CHIP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   SIX MONTHS             PERIOD
                                                        ENDED              ENDED
                                                   JANUARY 31            JULY 31
--------------------------------------------------------------------------------
                                                         2001            2000(a)
                                                    UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period              $    8.44          $    8.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                    (0.04)             (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                       (1.65)               0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       (1.69)               0.18
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                         1.07               0.00
================================================================================
Net Asset Value -- End of Period                    $    5.68          $    8.44
================================================================================

TOTAL RETURN(c)                                   (19.30%)(d)           2.18%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)          $  13,847          $   3,213
Ratio of Expenses to Average Net Assets(e)           0.95%(d)           1.76%(f)
Ratio of Net Investment Loss to Average Net Assets (0.87%)(d)         (1.54%)(f)
Portfolio Turnover Rate                                71%(d)            168%(g)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
BLUE CHIP GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          PERIOD
                                                                           ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                             $        5.41
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.03)
Net Gains on Securities
  (Both Realized and Unrealized)                                            0.32
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            0.29
================================================================================
Net Asset Value -- End of Period                                   $        5.70
================================================================================
TOTAL RETURN                                                            5.36%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                         $           1
Ratio of Expenses to Average Net Assets(c)                              0.55%(b)
Ratio of Net Investment Loss to Average Net Assets                    (0.52%)(b)
Portfolio Turnover Rate                                                   71%(d)

(a) From December 1, 2000, since inception of Class K, to January 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended January 31, 2001.

FINANCIAL HIGHLIGHTS
DYNAMICS FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    SIX MONTHS            PERIOD
                                                         ENDED             ENDED
                                                    JANUARY 31           JULY 31
--------------------------------------------------------------------------------
                                                          2001           2000(a)
                                                     UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period              $   27.87          $   24.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                    (0.03)             (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                       (3.14)               3.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       (3.17)               3.58
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                         0.08               0.00
================================================================================
Net Asset Value -- End of Period                    $   24.62          $   27.87
================================================================================

TOTAL RETURN                                      (11.36%)(c)          14.74%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)          $  21,594          $  22,989
Ratio of Expenses to Average Net Assets(d)           0.37%(c)           0.77%(e)
Ratio of Net Investment Loss to Average Net Assets (0.11%)(c)         (0.22%)(e)
Portfolio Turnover Rate                                29%(c)             75%(f)

(a) From May 23, 2000, since inception of Institutional Class, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(e) Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore, represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
DYNAMICS FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            SIX MONTHS        YEAR      PERIOD
                                                 ENDED       ENDED       ENDED
                                            JANUARY 31     JULY 31     JULY 31                     YEAR ENDED APRIL 30
-------------------------------------------------------------------------------------------------------------------------------
                                                  2001        2000     1999(a)         1999         1998        1997       1996
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period      $    27.86  $    19.39  $    18.15   $    16.41   $    12.02   $   13.61  $   11.38
===============================================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)                 (0.04)      (0.00)        0.00         0.00       (0.05)      (0.04)       0.02
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (3.15)        9.51        1.24         3.04         6.39      (0.19)       3.94
===============================================================================================================================
TOTAL FROM INVESTMENT
  OPERATIONS                                    (3.19)        9.51        1.24         3.04         6.34      (0.23)       3.96
===============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)           0.00        0.00        0.00         0.00         0.00        0.00       0.02
Distributions from Capital Gains                  0.08        0.00        0.00         1.30         1.95        1.36       1.71
In Excess of Capital Gains                        0.00        1.04        0.00         0.00         0.00        0.00       0.00
===============================================================================================================================
TOTAL DISTRIBUTIONS                               0.08        1.04        0.00         1.30         1.95        1.36       1.73
===============================================================================================================================
Net Asset Value -- End of Period            $    24.59  $    27.86  $    19.39   $    18.15   $    16.41   $   12.02  $   13.61
===============================================================================================================================

TOTAL RETURN                               (11.43%)(d)      50.34%    6.83%(d)       20.83%       56.42%     (2.34%)     36.32%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $8,804,375  $7,865,489  $2,471,482   $2,044,321   $1,340,299   $ 762,396  $ 778,416
Ratio of Expenses to Average Net Assets(e)    0.45%(d)       0.89%    1.03%(f)        1.05%        1.08%       1.16%      1.14%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                     (0.18%)(d)     (0.34%)  (0.32%)(f)      (0.41%)      (0.43%)     (0.31%)      0.16%
Portfolio Turnover Rate                         29%(d)         75%      23%(d)         129%         178%        204%       196%

(a) From May 1, 1999 to July 31, 2000, the Fund's current fiscal year end.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, for the period ended July 31, 1999 and for the year ended April 30, 1999.
(c) Distributions in excess of net investment income aggregated less than $0.01 on a per share basis for the period ended April 30, 1996.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS
DYNAMICS FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    SIX MONTHS            PERIOD
                                                         ENDED             ENDED
                                                    JANUARY 31           JULY 31
--------------------------------------------------------------------------------
                                                          2001           2000(a)
                                                     UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   27.78         $   28.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                  (0.09)            (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                        (3.21)            (0.47)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (3.30)            (0.47)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                          0.08              0.00
================================================================================
Net Asset Value -- End of Period                     $   24.40         $   27.78
================================================================================

TOTAL RETURN(d)                                    (11.86%)(e)        (1.66%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $  23,104         $   4,779
Ratio of Expenses to Average Net Assets(f)            0.89%(e)          1.71%(g)
Ratio of Net Investment Loss to Average Net Assets  (0.59%)(e)        (1.20%)(g)
Portfolio Turnover Rate                                 29%(e)            75%(h)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d) The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
DYNAMICS FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                          PERIOD
                                                                           ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                    UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                             $       22.50
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.04)
Net Gains on Securities
  (Both Realized and Unrealized)                                            2.11
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                            2.07
================================================================================
Net Asset Value -- End of Period                                   $       24.57
================================================================================
TOTAL RETURN                                                            9.20%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                         $           1
Ratio of Expenses to Average Net Assets(c)(d)                          0.25% (b)
Ratio of Net Investment Loss to Average Net Assets(c)                 (0.15%)(b)
Portfolio Turnover Rate                                                   29%(e)

(a) From December 1, 2000, since inception of Class K, to January 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Various expenses  of the  Class  were  voluntarily  absorbed  by IFG for the period ended January 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.52% and ratio of net investment loss to average net assets would have been (0.42%).
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Portfolio Turnover is calculated at the Fund level, and therefore, represents the six months ended January 31, 2001.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING  THROUGHOUT EACH PERIOD)

                                       SIX MONTHS      YEAR    PERIOD     PERIOD
                                            ENDED     ENDED     ENDED      ENDED
                                       JANUARY 31   JULY 31   JULY 31   APRIL 30
--------------------------------------------------------------------------------
                                             2001      2000   1999(a)    1999(b)
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $  18.93  $  15.37  $  14.54   $  10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                     (0.09)    (0.00)    (0.00)     (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)           (2.17)      4.60      0.83       5.22
================================================================================
TOTAL FROM INVESTMENT OPERATIONS           (2.26)      4.60      0.83       5.22
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS             0.79      1.04      0.00       0.68
================================================================================
Net Asset Value -- End of Period         $  15.88  $  18.93  $  15.37   $  14.54
================================================================================

TOTAL RETURN                          (11.74%)(d)    30.79%  5.71%(d)  53.07%(d)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $175,045  $200,584  $ 61,316   $ 53,994
Ratio of Expenses to Average
  Net Assets(e)(f)                       0.76%(d)     1.46%  1.52%(g)   1.52%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                        (0.48%)(d)   (0.85%)(0.45%)(g) (0.25%)(g)
Portfolio Turnover Rate                   150%(d)      177%    46%(d)    121%(d)

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and for the periods ended July 31, 1999 and April 30, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000 and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.46%, 1.75% (annualized) and 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.85%), (0.68%) (annualized) and (0.44%) (annualized), respectively.
(g) Annualized

FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    SIX MONTHS            PERIOD
                                                         ENDED             ENDED
                                                    JANUARY 31           JULY 31
--------------------------------------------------------------------------------
                                                          2001           2000(a)
                                                     UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   18.87         $   18.19
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                     (0.12)            (0.13)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                        (2.20)              0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (2.32)              0.68
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                          0.79              0.00
================================================================================
Net Asset Value -- End of Period                     $   15.76         $   18.87
================================================================================

TOTAL RETURN(c)                                    (12.10%)(d)          3.74%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   2,807         $   1,388
Ratio of Expenses to Average Net Assets(e)            1.08%(d)          2.00%(f)
Ratio of Net Investment Loss to Average Net Assets  (0.80%)(d)        (1.63%)(f)
Portfolio Turnover Rate                                150%(d)           177%(g)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                          PERIOD
                                                                           ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                    UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period                              $   15.22
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                    (0.03)
Net Gains on Securities
  (Both Realized and Unrealized)                                         0.69
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         0.66
================================================================================
Net Asset Value -- End of Period                                    $   15.88
================================================================================

TOTAL RETURN                                                         4.34%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $       1
Ratio of Expenses to Average Net Assets(c)(d)                        0.31%(b)
Ratio of Net Investment Loss to Average Net Assets(d)              (0.20%)(b)
Portfolio Turnover Rate                                               150%(e)

(a) From December 1, 2000, since inception of Class K, to January 31, 2000.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended January 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.60% and ratio of net investment loss to average net assets would have been (0.49%).
(e) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended January 31, 2001.

FINANCIAL HIGHLIGHTS
INVESCO ENDEAVOR FUND -- INVESTOR CLASS
----------------------------------------------------------------------------------------
(For a Fund Share Outstanding Throughout Each Period)

                                             SIX MONTHS      YEAR    PERIOD     PERIOD
                                                  ENDED     ENDED     ENDED      ENDED
                                             JANUARY 31   JULY 31   JULY 31   APRIL 30
----------------------------------------------------------------------------------------
                                                   2001      2000     1999(a)    1999(b)
                                              UNAUDITED
PER SHARE DATA
Net Asset Value - Beginning of Period         $   24.32  $  16.61    $  16.32   $  10.00
========================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                           (0.15)    (0.00)      (0.03)     (0.03)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (5.58)      9.04        0.32       6.35
========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (5.73)      9.04        0.29       6.32
========================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                   0.48      1.10        0.00       0.00
In Excess of Capital Gains                         0.00      0.23        0.00       0.00
========================================================================================
TOTAL DISTRIBUTIONS                                0.48      0.00        0.00       0.00
========================================================================================
Net Asset Value -- End of Period              $   18.11  $  24.32    $  16.61   $  16.32
========================================================================================

TOTAL RETURN                                (23.45%)(e)    55.84%    1.78%(e)  63.20%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 304,893  $390,638    $109,532   $ 72,592
Ratio of Expenses to Average Net Assets(f)(g)  0.76%(e)     1.41%    1.49%(h)   1.43%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                              (0.66%)(e)   (0.93%)  (0.83%)(h) (0.55%)(h)
Portfolio Turnover Rate                          85%(e)       81%      47%(e)    107%(e)

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) From October 28, 1998, commencement of investment operations, to April 30, 1999.
(c) The per share information was computed based on average shares for the period ended April 30, 1999.
(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expense to average net assets would have been 0.78% and the ratio of net investment loss to average net assets would have been (0.68%).
(h) Annualized

FINANCIAL HIGHLIGHTS
INVESCO ENDEAVOR FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    SIX MONTHS            PERIOD
                                                         ENDED             ENDED
                                                    JANUARY 31           JULY 31
--------------------------------------------------------------------------------
                                                          2001           2000(a)
                                                     UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   24.27         $   25.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                     (0.20)            (0.16)
Net Losses on Securities
  (Both Realized and Unrealized)                        (5.59)            (1.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (5.79)            (1.47)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                          0.48              0.00
================================================================================
Net Asset Value -- End of Period                     $   18.00         $   24.27
================================================================================

TOTAL RETURN(c)                                    (23.75%)(d)        (5.71%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   5,014         $   2,509
Ratio of Expenses to Average Net Assets(d)            1.14%(d)          2.05%(f)
Ratio of Net Investment Loss to Average Net Assets  (1.04%)(d)        (1.58%)(f)
Portfolio Turnover Rate                                 85%(d)            81%(g)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the period ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
INVESCO ENDEAVOR FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                          PERIOD
                                                                           ENDED
                                                                      JANUARY 31
--------------------------------------------------------------------------------
                                                                         2001(a)
                                                                    UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period                              $   17.31
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                    (0.05)
Net Gains on Securities
  (Both Realized and Unrealized)                                         0.85
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                         0.80
================================================================================
Net Asset Value -- End of Period                                    $   18.11
================================================================================

TOTAL RETURN                                                         4.62%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)                          $       1
Ratio of Expenses to Average Net Assets(c)(d)                        0.31%(b)
Ratio of Net Investment Loss to Average Net Assets(d)              (0.27%)(b)
Portfolio Turnover Rate                                                85%(e)

(a) From December 1, 2000, since inception of Class K, to January 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended January 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.60% and ratio of net investment loss to average net assets would have been (0.56%).
(e) Portfolio Turnover is calculated at the Fund level, and therefore represents the six months ended January 31, 2001.

FINANCIAL HIGHLIGHTS
S&P  500  INDEX  FUND  --  INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
(FOR A FUND  SHARE  OUTSTANDING THROUGHOUT EACH PERIOD)

                                               SIX MONTHS                                     PERIOD
                                                    ENDED                                      ENDED
                                               JANUARY 31          YEAR ENDED JULY 31        JULY 31
----------------------------------------------------------------------------------------------------
                                                     2001          2000         1999         1998(a)
                                                UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period         $    15.07      $   14.21    $   12.01      $   10.00
====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.08           0.15         0.18           0.11
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (0.74)           1.05         2.26           1.98
====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (0.66)           1.20         2.44           2.09
====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.08           0.22         0.19           0.08
Distributions from Capital Gains                     0.19           0.10         0.05           0.00
In Excess of Capital Gains                           0.00           0.02         0.00           0.00
====================================================================================================
TOTAL DISTRIBUTIONS                                  0.27           0.34         0.24           0.08
====================================================================================================
Net Asset Value -- End of Period               $    14.14      $   15.07    $   14.21      $   12.01
====================================================================================================

TOTAL RETURN                                   (4.37%)(b)          8.47%       20.40%      20.93%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)     $    2,792      $   2,627    $   4,420      $   3,259
Ratio of Expenses to Average Net Assets(c)(d)    0.19%(b)          0.36%        0.35%       0.46%(e)
Ratio of Net Investment Income to Average
  Net Assets(d)                                  0.51%(b)          1.00%        1.36%       1.96%(e)
Portfolio Turnover Rate                            26%(b)            13%           2%          0%(f)

(a) From December 23, 1997, commencement of investment operations, through July 31, 1998.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2001, the years ended July 31, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.69%, 1.00%, 1.17% and 2.51% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 0.01%, 0.36%, 0.54% and (0.09%) (annualized), respectively.
(e) Annualized
(f) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS
S&P 500 INDEX FUND -- INVESTOR  CLASS
----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE  OUTSTANDING  THROUGHOUT EACH PERIOD)

                                               SIX MONTHS                                     PERIOD
                                                    ENDED                                      ENDED
                                               JANUARY 31          YEAR ENDED JULY 31        JULY 31
----------------------------------------------------------------------------------------------------
                                                     2001          2000         1999         1998(a)
                                                UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period          $   15.36     $   14.39    $   12.14       $   10.00
====================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                0.05          0.11         0.14            0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (0.75)          1.09         2.29            2.14
====================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (0.70)          1.20         2.43            2.21
====================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.05          0.11         0.13            0.07
Distributions from Capital Gains                     0.19          0.10         0.05            0.00
In Excess of Capital Gains                           0.00          0.02         0.00            0.00
====================================================================================================
TOTAL DISTRIBUTIONS                                  0.24          0.23         0.18            0.07
====================================================================================================
Net Asset Value -- End of Period                $   14.42     $   15.36    $   14.39       $   12.14
====================================================================================================

TOTAL RETURN                                   (4.52%)(b)         8.34%       20.09%       22.11%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)      $ 116,650     $  92,784    $  64,613       $  15,065
Ratio of Expenses to Average Net Assets(c)(d)    0.32%(b)         0.63%        0.60%        0.62%(e)
Ratio of Net Investment Income to Average
  Net Assets(d)                                  0.37%(b)         0.74%        1.06%        1.52%(e)
Portfolio Turnover Rate                            26%(b)           13%           2%           0%(f)

(a) From December 23, 1997, commencement of investment operations, through July 31, 1998.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2001, the years ended July 31, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.50%, 0.95%, 0.99% and 1.71% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.19%, 0.43%, 0.67% and 0.43% (annualized), respectively.
(e) Annualized
(f) Portfolio Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS
SMALL  COMPANY  GROWTH  FUND --  INVESTOR  CLASS
---------------------------------------------------------------------------------------------------------------------------
(FOR A FUND  SHARE  OUTSTANDING THROUGHOUT EACH PERIOD)


                                            SIX MONTHS        YEAR      PERIOD
                                                 ENDED       ENDED       ENDED
                                            JANUARY 31     JULY 31     JULY 31                     YEAR ENDED MAY 31
---------------------------------------------------------------------------------------------------------------------------
                                                  2001        2000     1999(a)       1999       1998       1997        1996
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period      $    18.50  $    13.61   $   12.08 $   11.90  $    12.82 $    14.38    $   9.37
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                 (0.01)      (0.00)        0.00      0.00      (0.06)     (0.07)      (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                (2.07)        6.88        1.53      1.35        2.56     (0.96)        5.25
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (2.08)        6.88        1.53      1.35        2.50     (1.03)        5.19
===========================================================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                  0.93        1.99        0.00      1.17        3.42       0.53        0.18
===========================================================================================================================
Net Asset Value -- End of Period            $    15.49  $    18.50   $   13.61 $   12.08  $    11.90 $    12.82    $  14.38
===========================================================================================================================

TOTAL RETURN                               (10.81%)(c)      53.55%   12.67%(c)    12.91%      22.65%    (7.08%)      55.78%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $1,597,535  $1,440,445   $ 452,861 $ 318,109  $  272,619 $  294,259    $370,029
Ratio of Expenses to Average Net
  Assets(d)(e)                                0.60%(c)       1.20%    1.50%(f)     1.51%       1.48%      1.52%       1.48%
Ratio of Net Investment Loss
  to Average Net Assets(d)                  (0.09%)(c)     (0.34%)  (0.69%)(f)   (0.58%)     (0.42%)    (0.55%)     (0.78%)
Portfolio Turnover Rate                         62%(c)        186%      41%(c)      203%        158%       216%        221%

(a) From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended May 31, 1999.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000, the period ended July 31, 1999, and for the years ended May 31, 1999 and 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.62% (annualized),1.59% and 1.54%, respectively, and ratio of net investment loss to average net assets would have been (0.35%), (0.81%) (annualized), (0.66%) and (0.57%), respectively.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS
SMALL COMPANY  GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE  OUTSTANDING  THROUGHOUT EACH PERIOD)


                                                    SIX MONTHS            PERIOD
                                                         ENDED             ENDED
                                                    JANUARY 31           JULY 31
--------------------------------------------------------------------------------
                                                          2001           2000(a)
                                                     UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period               $   18.37         $   20.68
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(b)                                  (0.08)            (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                        (2.06)            (2.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                        (2.14)            (2.31)
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                          0.93              0.00
================================================================================
Net Asset Value -- End of Period                     $   15.30         $   18.37
================================================================================

TOTAL RETURN(c)                                    (11.23%)(d)       (11.17%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   2,436         $   1,926
Ratio of Expenses to Average Net Assets(e)            1.04%(d)          1.83%(f)
Ratio of Net Investment Loss to Average Net Assets  (0.52%)(d)        (0.91%)(f)
Portfolio Turnover Rate                                 62%(d)           186%(g)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
VALUE  EQUITY FUND -- INVESTOR  CLASS
-----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE  OUTSTANDING  THROUGHOUT EACH PERIOD)

                                              SIX MONTHS        YEAR      PERIOD
                                                   ENDED       ENDED       ENDED
                                              JANUARY 31     JULY 31     JULY 31                  YEAR ENDED AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------
                                                    2001        2000     1999(a)       1998       1997        1996       1995
                                               UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period         $   25.15   $   29.61   $   25.68  $   28.30  $   22.24   $   19.53  $   18.12
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                               0.05        0.11        0.17       0.26       0.35        0.35       0.39
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                    0.70      (1.96)        6.25     (0.43)       6.62        3.09       2.58
=============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    0.75      (1.85)        6.42     (0.17)       6.97        3.44       2.97
=============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)             0.06        0.11        0.17       0.26       0.35        0.35       0.39
Distributions from Capital Gains                    3.81        2.50        2.32       2.19       0.56        0.38       1.17
=============================================================================================================================
TOTAL DISTRIBUTIONS                                 3.87        0.07        2.49       2.45       0.91        0.73       1.56
=============================================================================================================================
Net Asset Value -- End of Period               $   22.03   $   25.15   $   29.61  $   25.68  $   28.30   $   22.24  $   19.53
=============================================================================================================================

TOTAL RETURN                                    3.91%(c)     (6.52%)   25.41%(c)    (1.06%)     32.04%      17.77%     17.84%

RATIOS
Net Assets -- End of Period ($000 Omitted)     $ 237,774   $ 248,944   $ 369,982  $ 349,984  $ 369,766   $ 200,046  $ 153,171
Ratio of Expenses to Average Net Assets(d)   0.66%(c)(e)    1.31%(e) 1.27%(e)(f)   1.15%(e)   1.04%(e)    1.01%(e)      0.97%
Ratio of Net Investment
  Income to Average Net Assets(d)               0.23%(c)       0.40%    0.63%(f)      0.86%      1.35%       1.64%      2.17%
Portfolio Turnover Rate                           33%(c)         67%      22%(c)        48%        37%         27%       34%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.
(b) Distributions in excess of net investment income aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and for the year ended August 31, 1998.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2001, the year ended July 31, 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 0.76%, 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.13%, 0.27%, 0.52% (annualized) and 0.82%, respectively.
(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, if applicable, which is before any offset arrangements (which may include custodian and transfer agent fees).
(f) Annualized

FINANCIAL HIGHLIGHTS
VALUE EQUITY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    SIX MONTHS            PERIOD
                                                         ENDED             ENDED
                                                    JANUARY 31           JULY 31
--------------------------------------------------------------------------------
                                                          2001           2000(a)
                                                     UNAUDITED

PER SHARE DATA
Net Asset Value -- Beginning of Period               $   24.90         $   24.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                     (0.01)            (0.06)
Net Gains on Securities
  (Both Realized and Unrealized)                          0.70              0.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                          0.69              0.39
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)                   0.07              0.21
Distributions from Capital Gains                          3.81              0.00
================================================================================
TOTAL DISTRIBUTIONS                                       3.88              0.21
================================================================================
Net Asset Value -- End of Period                     $   21.71         $   24.90
================================================================================

TOTAL RETURN(d)                                       3.76%(e)          1.52%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $     749         $      96
Ratio of Expenses to Average Net Assets(f)(g)         0.98%(e)          2.13%(h)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                     (0.04%)(e)        (0.49%)(h)
Portfolio Turnover Rate                                 33%(e)            67%(i)

(a) From February 15, 2000, since inception of Class C, to July 31, 2000.
(b) The per share information was computed based on average shares for the six months ended January 31, 2001.
(c) Distributions in excess of net investment income aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.
(d) The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, are not representative of a full year.
(f) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2001 and the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.06% and 2.22% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.12%) and (0.58%) (annualized), respectively.
(g) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(h) Annualized
(i) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended July 31, 2000.